UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PURPLE INNOVATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2019

TO THE STOCKHOLDERS OF PURPLE INNOVATION, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Purple Innovation, Inc., a Delaware corporation (the “Company” or “Purple”), will be held on [●], 2019, at 10:00 a.m. Mountain Time at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Suite 2100, Salt Lake City, Utah 84111, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	APPROVE the entry by Purple Innovation, LLC (“Purple LLC”) into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), by and among Purple LLC, Coliseum Capital Partners, L.P. (“CCP”), Blackwell Partners LLC-Series A (“Blackwell”), Coliseum Co-Invest Debt Fund, L.P. (“CDF” and, together with CCP and Blackwell, the “Lenders”) and Delaware Trust Company (the “Agent”), and the entry by the Company and Purple LLC (as applicable) into the exhibits to the Amended and Restated Credit Agreement and the other transactions contemplated thereby. The Amended and Restated Credit Agreement includes as exhibits thereto an Amended and Restated Parent Guaranty between the Company and the Lenders (the “Amended and Restated Parent Guaranty”), a Guarantor Security Agreement between the Company, the Agent and the Lenders (the “Guarantor Security Agreement”), an Intellectual Property Security Agreement between the Company, Purple LLC, the Agent and the Lenders (the “IP Security Agreement”), a form of warrant to be issued to each of the Lenders providing financing by the Company for the incurrence of the Incremental Loan (as defined below) (the “Incremental Loan Warrants”), a form of warrant that will be issued to one or more of the Lenders by the Company in connection with the incurrence of each Additional Loan (as defined below) (the “Additional Loan Warrants”), and a Registration Rights Agreement between the Company and the Lenders (the “Registration Rights Agreement” and, together with the Amended and Restated Parent Guaranty, the Guarantor Security Agreement, and the IP Security Agreement, the “Ancillary Agreements”). The proposal to approve the entry by Purple LLC into the Loan Transactions (as defined and described below), including (i) the entry into the Amended and Restated Credit Agreement and the other transactions contemplated thereby, and the entry by the Company and Purple LLC (as applicable) into the Ancillary Agreements and the other transactions contemplated thereby, (ii) the incurrence by the Company of the Incremental Loan and the issuance of the Incremental Loan Warrants in connection with each Additional Loan, and (iii) the incurrence by the Company of each Additional Loan and the issuance of Additional Loan Warrants (as defined below) in connection with each Additional Loan, is referred to herein as the “Credit Agreement Proposal”. Adam Gray, who is a director of the Company, is (i) a manager of Coliseum Capital, LLC, which is the general partner of CCP and CDF, and (ii) a managing partner of Coliseum Capital Management, LLC (“CCM”), which is the investment manager of Blackwell, and Mr. Gray has voting and dispositive control over securities held by CCP, CDF and Blackwell. As a result, Mr. Gray may be deemed to beneficially own the shares of the Company’s Class A Common Stock held by the Lenders. Therefore, the Lenders together may be deemed to be an “interested stockholder” (as defined in Section 203 of the Delaware General Corporation Law (the “DGCL”)) of the Company with respect to the Credit Agreement Proposal.

2.	APPROVE the adjournment of the Special Meeting, if necessary, to continue to solicit votes in favor of the Credit Agreement Proposal (the “Adjournment Proposal”).

Only stockholders of record at the close of business on February 8, 2019 are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof. We recommend that stockholders vote “FOR” the matters listed above. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices and at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mail, sign, date and promptly return the proxy card. To ensure that all your shares are voted, please submit a proxy to vote for each proxy card you receive. You may revoke your proxy at any time prior to the Special Meeting.

If you attend the Special Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Special Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on the Adjournment Proposal, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Because the Credit Agreement Proposal is non-discretionary, your shares will not be voted on such proposal unless you obtain a proxy from the record holder of your shares and vote your shares in person or by proxy at the Special Meeting or provide voting instruments in respect of your shares. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

YOUR VOTE IS VERY IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2019: The proxy statement is available at http://investors.purple.com/sec-filings.

PURPLE INNOVATION, INC.
By Order of the Board of Directors,

/s/ Terry V. Pearce
Terry V. Pearce
Chairman of the Board
Alpine, Utah, [●], 2019

PURPLE INNOVATION, INC.

123 East 200 North

Alpine, Utah 84004

(801) 756-2600

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited on behalf of Purple Innovation, Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 a.m. Mountain Time on [●], 2019, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Special Meeting will be held at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Suite 2100, Salt Lake City, Utah 84111.

This proxy statement and form of proxy are first being sent or given to our stockholders on or about [●], 2019. We will bear the cost of solicitation of proxies. Expenses include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our voting stock. Our regular employees may further solicit proxies by telephone, by mail, in person or by electronic communication and will not receive additional compensation for such solicitation.

Any proxy duly given pursuant to this solicitation may be revoked by the person or entity giving it at any time before it is voted by delivering a written notice of revocation to our Corporate Secretary, by executing a later dated proxy and delivering it to our Corporate Secretary, or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of the proxy). If you hold shares through a broker, bank or other nominee, you must follow the instructions of your broker, bank or other nominee to change or revoke your voting instructions, and if you wish to vote in person at the Special Meeting you will be required to present a legal proxy from your broker, bank or other nominee. Directions to the Special Meeting may be obtained by calling (801) 756-2600 ext. 116, for stockholders who plan to attend the Special Meeting.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders who owned Purple Innovation, Inc. Class A Common Stock, par value $0.0001 per share (the “Class A Stock”), or Class B Common Stock, par value $0.0001 per share (the “Class B Stock” and together with the Class A Stock the “Common Stock”), at the close of business on February 8, 2019 (the “Record Date”) are entitled to receive notice of, attend and vote at the Special Meeting.

Each share of Class A Stock and Class B Stock held as of the Record Date, voting together as a single class, is entitled to one vote. On the Record Date, there were 9,682,855 shares of Class A Stock outstanding, held by approximately twenty-one stockholders of record, and 44,071,318 shares of Class B Stock outstanding, held by three stockholders of record, of which 5,958,772 shares of Class A Stock were held by the Lenders and their affiliates and associates.

In order to constitute a quorum for the conduct of business at the Special Meeting, a majority of the voting power of all outstanding shares of Common Stock of the Company entitled to vote at the Special Meeting must be represented, in person or by proxy, at the Special Meeting. Under Delaware law, shares represented by proxy that reflect abstentions or “broker non-votes” (which are shares held by a broker or nominee that are represented at the Special Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, broker non-votes will not be voted on proposals on which your broker or other nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange (the “NYSE”), including the Credit Agreement Proposal.

Section 203 of the DGCL requires the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of our Common Stock, excluding any shares beneficially owned, directly or indirectly, by the Lenders or their affiliates or associates. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal. The shares beneficially owned on the Record Date, directly or indirectly, by the Lenders and their affiliates and associates will be excluded from the calculation of the votes required to approve, the Credit Agreement Proposal.

The Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast thereon. Abstentions and broker non-votes will have no effect on this proposal.

Other Information

We were originally incorporated in Delaware in May 2015 as Global Partner Acquisition Corp. (“GPAC”), as a special purpose acquisition company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On August 4, 2015, GPAC consummated its initial public offering, following which its shares began trading on Nasdaq. On February 2, 2018, GPAC consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, PRPL Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), Purple LLC, InnoHold, LLC, a Delaware limited liability company and the sole equity holder of Purple LLC (“InnoHold”), and Global Partner Sponsor I LLC, solely in its capacity thereunder as the representative of GPAC after the consummation of the transactions contemplated by the Merger Agreement (the “Parent Representative”), which provided for the Company’s acquisition of Purple LLC’s business through a merger of Merger Sub with and into Purple LLC, with Purple LLC being the survivor in the merger (the “GPAC Merger”). Pursuant to the terms of the Merger Agreement, InnoHold received 44,071,318 newly issued shares of Class B Stock, representing approximately 82% of the outstanding voting power of the Company. Therefore, as a result of the GPAC Merger, the Company is now controlled by InnoHold, over which Terry Pearce and Tony Pearce share investment and management control.

As used in this proxy statement, unless the context otherwise requires, references to the “Company,” “Purple,” “we,” “us” and “our” refer to Purple Innovation, Inc. and, where appropriate, its subsidiary Purple Innovation, LLC.

i

SPECIAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at a Special Meeting of Stockholders to be held on [●], 2019 (the “Special Meeting”), at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Suite 2100, Salt Lake City, Utah 84111, at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof.

This Proxy Statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.

The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

This proxy statement and form of proxy are first being sent or given to our stockholders on or about [●], 2019. The Proxy Statement is available online at: http://investors.purple.com/sec-filings.

Information About the Special Meeting

When is the Special Meeting?

The Special Meeting will be held at 10:00 a.m., Mountain Time, on [●], 2019.

Where is the Special Meeting?

The Special Meeting will be held at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Suite 2100, Salt Lake City, Utah 84111.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters listed in the Notice of Special Meeting of Stockholders.

Who can attend the Special Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date or a proxy executed by the record holder of your shares. All stockholders must check in at the registration desk at the Special Meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Special Meeting, in person or by proxy, of a majority of the voting power of all outstanding shares of Common Stock of the Company entitled to vote at the Special Meeting as of the Record Date will constitute a quorum. Broker non-votes and abstentions count as shares present at the Special Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 53,754,173 shares of Common Stock outstanding, including 9,682,855 shares of Class A Stock outstanding, held by approximately twenty-one stockholders of record, and 44,071,318 shares of Class B Stock outstanding, held by three stockholders of record, of which 5,958,772 shares of Class A Stock were held by the Lenders and their affiliates and associates.

What are the recommendations of the Board?

Unless you instruct otherwise on your proxy card or in person at the Special Meeting, the persons named as proxy holders will vote in accordance with the recommendations of the Board. The Board recommends that stockholders vote “FOR” the approval of the Credit Agreement Proposal and the Adjournment Proposal.

Information About Voting

Who can vote at the Special Meeting?

All stockholders of record at the close of business on the Record Date, February 8, 2019, are entitled to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

What are the voting rights of the holders of Common Stock?

Holders of our Common Stock will vote on all matters to be acted upon by the stockholders at the Special Meeting. Each outstanding share of Common Stock will entitle the holder thereof to one vote on each matter to be voted upon at the Special Meeting.

How do I vote?

You may attend the Special Meeting and vote in person. Alternatively, you may vote your shares by completing, signing and dating your proxy card and returning it to us on or prior to [●], 2019 (proxy cards received after the vote at the Special Meeting will not be counted). Please note that by casting your vote by proxy you are authorizing the individuals named as proxy holders to vote your shares in accordance with your instructions.

If you want to vote in person at the Special Meeting and you hold shares of our Common Stock in street name, you should follow the instructions in the proxy card or your broker should give you instructions for voting your shares. You may vote your shares beneficially held through your broker in person if you attend the Special Meeting and you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Special Meeting.

What happens if I do not vote my shares?

If you are a stockholder of record and you do not vote by proxy card or in person at the Special Meeting, your shares will not be voted on the Credit Agreement Proposal.

If you hold shares of our Common Stock in street name and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters, including the Credit Agreement Proposal. Your broker or nominee would have discretion, however, to vote on the Adjournment Proposal.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of Purple. You may also change your vote at any time before the proxy is exercised by sending a duly executed proxy card bearing a later date. In addition, your proxy will be revoked if you attend the Special Meeting and vote in person. Attendance at the Special Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve the Credit Agreement Proposal?

The Credit Agreement Proposal requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of our Common Stock, excluding any shares beneficially owned, directly or indirectly, by the Lenders or their affiliates or associates. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal. The shares beneficially owned on the Record Date, directly or indirectly, by the Lenders will be excluded from the calculation of the votes required to approve, the Credit Agreement Proposal.

What vote is required to approve the Adjournment Proposal?

The Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast thereon. Abstentions and broker non-votes will have no effect on this proposal.

Who can help answer my other questions?

If you have more questions about the Special Meeting, or require assistance in submitting your proxy or voting your shares, please contact J. Scott Askew, our Deputy General Counsel, at (801) 756-2600 ext. 116 or by email at scott.a@purple.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Purple, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Special Meeting.

Methods of Voting

You may vote by proxy or in person at the Special Meeting.

Voting by Mail. You may vote by mail by completing, signing and dating your proxy card and returning it to us on or prior to [●], 2019 (proxy cards received after [●], 2019 (i.e., on or after the Special Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Voting in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must, before the deadline stated above:

●	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 123 East 200 North, Alpine, Utah 84004;

●	provide a later dated proxy with different voting instructions to our Corporate Secretary at our principal executive office, 123 East 200 North, Alpine, Utah 84004; or

●	attend the Special Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the meeting. On the Record Date, there were 9,682,855 shares of Class A Stock outstanding, held by approximately twenty-one stockholders of record, and 44,071,318 shares of Class B Stock outstanding, held by three stockholders of record, of which 5,958,772 shares of Class A Stock were held by the Lenders and their affiliates and associates. Each holder of Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the affirmative vote of at least 66 2/3% of the outstanding shares of our Common Stock, excluding any shares beneficially owned, directly or indirectly, by the Lenders or their affiliates or associates, will be required to approve the Credit Agreement Proposal. The Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast thereon.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Special Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to the Credit Agreement Proposal, abstentions and broker non-votes will have the same effect as negative votes. With regard to the Adjournment Proposal, abstentions and broker non-votes will have no effect.

Voting of Proxies

When a vote is properly cast via proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

1.	“for” the approval of the Credit Agreement Proposal; and

2.	“for” the approval of the Adjournment Proposal.

Voting Results

Voting results will be announced at the Special Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Special Meeting.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by e-mail and mail.

Availability of our Filings with the SEC and Additional Information

Through our investor relations website, investors.purple.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Form 3, Form 4, and Form 5 reports of our directors, officers, and principal stockholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will also provide upon written request, without charge to each stockholder of record as of the record date, copies of our 2017 Form 10-K and the Current Reports. Any exhibits listed in the 2017 Form 10-K or the Current Reports also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at our executive offices set forth in this proxy statement.

This proxy statement and our Annual Report are also available at: http://investors.purple.com/sec-filings.

The Class A Stock is listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol PRPL and reports and other information on the Company can be reviewed at the office of Nasdaq. We have a series of warrants traded over-the-counter under the symbol PRPLW.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2019: This proxy statement is available at http://investors.purple.com/sec-filings.

credit agreement proposal

Overview

The Company has been considering the need to raise additional capital for its operations and growth and has determined that it requires such additional capital. In the course of such discussions, the Company determined that the best available source of capital to the Company was for its wholly owned subsidiary, Purple LLC, to negotiate with the Lenders to provide incremental financing and to amend and restate the Current Credit Agreement (as defined and described below) with the Lenders by entering into the Amended and Restated Credit Agreement. As part of entry into the Amended and Restated Credit Agreement, the Company and Purple LLC (as applicable) will also enter into the Ancillary Agreements and issue the Incremental Loan Warrants under the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement also sets forth the terms of additional loans that the Lenders may make to the Company, if requested by the Company, in the Lenders’ discretion and subject to certain conditions.

The Company is a Delaware corporation and is subject to Section 203 of the DGCL, which is described in more detail below. The Lenders are the “owners” (as defined in Section 203 of the DGCL), directly or indirectly, of more than 15% of the outstanding voting stock (as defined in Section 203 of the DGCL) of the Company. Adam Gray, who is a director of the Company, is (i) a manager of Coliseum Capital, LLC, which is the general partner of CCP and CDF, and (ii) a managing partner of CCM, which is the investment manager of Blackwell, and Mr. Gray is deemed to have voting and dispositive control over such securities held by CCP, CDF and Blackwell. Mr. Gray may be deemed to beneficially own the shares of the Company’s Class A Common Stock held by the Lenders, and therefore, as Mr. Gray may be deemed to be a beneficial owner of more than 15% of the outstanding voting stock of the Company, the Lenders together may be deemed to be an “interested stockholder” under Section 203 of the DGCL. The Lenders did not seek, and the Board did not provide, advance approval of the Lenders becoming an interested stockholder or the transaction pursuant to which the Lenders became an interested stockholder, which occurred as a result of the Lenders’ ownership increasing above 15% of the outstanding voting stock of the Company through purchases in the open market. Accordingly, under Section 203 of the DGCL, the Company is currently prohibited from participating in a “business combination” with the Lenders until three years after the date that the Lenders became an interested stockholder, unless holders of at least 66 2/3% of the issued and outstanding shares of Common Stock, excluding any shares beneficially owned, directly or indirectly, by the Lenders, approve such transaction.

The Company has evaluated various potential financing arrangements, including the issuance of equity or debt securities, the issuance of indebtedness to new creditors, the restructuring of indebtedness with the existing creditors, or a combination of these. As the Company evaluated potential transactions, it became apparent that the financing options available to the Company were very limited due to the Company’s level of profitability, and those financing options available to it were only available at very onerous terms. As a result, the Board, excluding Mr. Gray (the “Non-Interested Directors”), who recused himself from the Board’s consideration of financing from the Lenders, requested that the Lenders provide a proposal for financing, which the Lenders provided. The Company, under the guidance and with the approval of a majority of the Non-Interested Directors, reviewed and negotiated the Lenders’ proposal, and upon reaching agreement on a final proposal for incremental financing under the Amended and Restated Credit Agreement, the Non-Interested Directors determined that entering into the Credit Agreement Proposal was in the best interest of the Company. For a further discussion of the Board’s process, see “Background of the Loan Transaction” below. In addition, although the Company may seek in the future to engage with other potential counterparties to obtain financing or to restructure or refinance existing indebtedness, its ability to successfully consummate such a transaction or to achieve the desired benefit for the Company and its stockholders may be limited if it is not able to transact with the Lenders at this time and receive the capital needed to support growth initiatives to improve the Company’s financial position in order to support another financing transaction. Therefore, the Company desires to obtain stockholder authorization and approval of the Credit Agreement Proposal.

Section 203 of the DGCL

Section 203 of the DGCL is an anti-takeover statute that was generally designed to prevent abusive takeover tactics by certain stockholders of a Delaware corporation. In general, Section 203 of the DGCL prohibits a Delaware corporation from engaging in any “business combination” with an “interested stockholder” for a period of three years after the time that such stockholder became an “interested stockholder” (each term as defined below), unless:

●	prior to such stockholder becoming an interested stockholder, the corporation’s board of directors approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder;

●	upon consummation of the transaction which resulted in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

●	at or subsequent to such time that such stockholder became an interested stockholder, the business combination is approved by the corporation’s board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the corporation which is not owned by the interested stockholder.

Section 203 of the DGCL generally defines “business combinations” to include the following:

●	any merger or consolidation involving the corporation and the interested stockholder;

●	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (except proportionately as a stockholder of such corporation) to or with the interested stockholder of assets of the corporation having a market value equal to 10% or more of either the market value of all the corporation’s assets or the market value of all the corporation’s stock;

●	subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock to the interested stockholder;

●	any transaction involving the corporation which has the effect of increasing the proportionate share of the stock (or securities convertible into the stock) of the corporation which is owned by the interested stockholder; or

●	any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in the four preceding bullet points) provided by or through the corporation.

Section 203 of the DGCL generally defines an “interested stockholder” as any individual or entity that, together with its “affiliates” and “associates”:

●	is the beneficial owner, directly or indirectly, of 15% or more of the outstanding voting stock of the corporation; and

●	is an affiliate or associate of the corporation and was the beneficial owner, directly or indirectly, of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such individual or entity is an interested stockholder.

Interests of Directors

Adam Gray, who is a director of the Company, is (i) a manager of Coliseum Capital, LLC, which is the general partner of CCP and CDF, and (ii) a managing partner of CCM, which is the investment manager of Blackwell, and Mr. Gray is deemed to have voting and dispositive control over such securities held by CCP, CDF and Blackwell. As a result, Mr. Gray may be deemed to beneficially own the shares of the Company’s Class A Common Stock held by the Lenders and may be deemed an “interested stockholder” of the Company. The Lenders beneficially own, directly or indirectly, more than 15% of the outstanding voting stock (as defined in Section 203 of the DGCL) of the Company and may be deemed an “interested stockholder” of the Company.

Purpose of this Proposal

The purpose of the Credit Agreement Proposal is to approve the entry by Purple LLC into the Amended and Restated Credit Agreement, including the incurrence of the Incremental Loan (as defined below) and a provision for the Company to request Additional Loans (as defined below), the entry by the Company and Purple LLC (as applicable) into the Ancillary Agreements, and the issuance by the Company of the Incremental Loan Warrants and the incurrence of any Additional Loans and the issuance of any Additional Loan Warrants (as defined below) (such transactions collectively, the “Loan Transactions”). As noted above, because the Lenders together may be deemed to be an “interested stockholder” under Section 203 of the DGCL, the Company may not engage in certain transactions with the Lenders or their affiliates or associates until three years after the date that the Lenders became an interested stockholder, except in compliance with Section 203 of the DGCL. In order for the Lenders to be able to participate in the Loan Transactions, the Company is required under Section 203 of the DGCL to obtain the approval of holders of at least 66 2/3% of the issued and outstanding shares of Common Stock, excluding any shares beneficially owned, directly or indirectly, by the Lenders or their affiliates or associates. This approval is required even if the Loan Transactions are on terms that are approved by the Board consistent with its fiduciary duties and market terms for similar transactions existing at the time of the Loan Transactions, including those relating to price per share, interest rate, maturity, warrant coverage and registration rights for such issuances and the requirements of applicable law, including seeking any other stockholder approvals which are required by applicable law, rule or regulation.

Background of the Loan Transaction

The Board and the Company’s management team regularly review and assess the Company’s financial position and objectives, and the Board regularly reviews and discusses the Company’s performance, risks and opportunities, all with the goal of enhancing stockholder value. The Board and the Company’s management team have evaluated several financing alternatives as part of these ongoing efforts. The Board and the Company’s management team utilize both internal resources and external advisors in connection with these reviews and evaluations and other matters.

Beginning in March 2018, the Board and the Company’s management team began identifying and evaluating potential debt and equity financing sources to supplement existing capital resources. From May through July 2018 the Company’s management team evaluated several specific potential sources for asset-based loans and equity investments. During that time, the Board received regular updates from the Company’s management team regarding the identity of such potential sources and the results of preliminary discussions regarding the terms of any such financing arrangements. While most of these potential financing sources declined to proceed with further discussions, two potential lenders provided term sheets. On July 10, 2018, the management team provided the Board with a comparison of the terms from the two term sheets and the Board directed management to continue to pursue the more favorable of the offered term sheets.

In the third quarter of 2018, the Company’s management team negotiated the terms of the proposed asset-based loan under the selected term sheet, including the negotiation of an intercreditor agreement between the potential lender and the Lenders. On September 4, 2018, the Board met to discuss the status of such negotiations and directed the Company’s management team to continue the negotiations, as well as to continue seeking out alternative sources of financing. The Company’s management team continued its negotiations with the potential lender and succeeded in obtaining various concessions. The management team also discussed the possibility of an equity financing with various investment banking firms, but management was advised at that time that an equity financing was not advisable due to the Company’s depressed stock price.

On October 3, 2018, the Non-Interested Directors reviewed the status of negotiations with the potential lender, including the status of the intercreditor agreement with the Lenders and the proposed terms of related loans. The Board directed the Company’s management team to continue the negotiations. At all times during these negotiations, the Non-Interested Directors ensured that Mr. Gray was excluded from Board discussions.

Throughout October and November 2018, the management team continued to negotiate the terms of the proposed financing and transaction documents, including the intercreditor agreement. During this process, the Non-Interested Directors received regular updates from the management team on the status of negotiations and developments in the terms of the proposed financing, as well as reports on management’s efforts to engage with alternative financing sources and the lack of any such sources. Ultimately, the Company’s management team negotiated the transaction documents, including the intercreditor agreement; however, it became apparent as the Company closed its third quarter financial statements that the Company’s financial performance would not be sufficient to meet the financial covenants required under the proposed financing. The management team was able to negotiate more lenient financial covenants, but it later became clear that the Company would not be able to meet the more lenient covenants. As a result, the potential lender determined that it would be unable to provide financing to the Company. The Company’s management team then began seeking out alternative financing sources among approximately one dozen potential lenders and alternative financing sources, including from the Lenders. At the direction of the Non-Interested Directors, the Company’s management team requested a proposal from the Lenders in mid-November 2018.The Lenders provided a proposal on November 14, 2018. The Board was aware of Mr. Gray’s interest in the Lenders at the time the proposal was made and ensured that discussions between and among the Company’s management team, the Board and the Lenders excluded Mr. Gray.

On December 4, 2018, the Board met and reviewed with the Company’s management team the status of potential asset-based loans. The Company’s management team indicated to the Board that the previously identified lenders had determined not to provide financing to the Company. After these discussions, the Non-Interested Directors met with the Company’s management team to review management’s recommendation that the Company consider the Lenders’ proposed terms for debt financing through an amendment to the Current Credit Agreement with Purple LLC. The Non-Interested Directors reviewed management’s assessment that no other sources were available for adequate levels of asset-based loans or alternative forms of financing to meet the Company’s needs to support growth initiatives. The Non-Interested Directors then reviewed the proposal provided by the Lenders on November 14, 2018, and discussed its advantages and disadvantages with the Company’s management team. Following these discussions, the Non-Interested Directors directed the Company’s management team to negotiate more favorable terms with respect to the Lenders’ proposal, but to also continue seeking alternative financing sources.

On December 10, 2018, the Non-Interested Directors and the Company’s management team met to discuss the Company’s short and long-term financing needs and potential options for meeting such needs, including debt and equity financing options. Management reported that it had been unable to attract and develop adequate alternative debt and equity financing options to support the Company’s growth plans. The Non-Interested Directors also reviewed with management the status of negotiations with the Lenders. The Non-Interested Directors directed the Company’s management to continue negotiations with the Lenders and to continue seeking additional alternatives for asset-based loans or equity financing. Subsequent to this meeting of the Non-Interested Directors, the Company’s management team continued to seek other options for asset-based loans and equity financing, but found that based on the Company’s current financial position and recent performance no other financing options were available and that the transaction with the Lenders was the only viable alternative for the Company. The Company’s management team continued to provide the Non-Interested Directors with regular updates on the status of negotiations with the Lenders. In the course of such negotiations, the Company was able to negotiate various concessions from the Lenders, resulting in the Lenders providing a revised proposal on December 14, 2018.

On December 17, 2018, the Non-Interested Directors and the Company’s management team met to review the revised proposal from the Lenders regarding an amendment to the Current Credit Agreement between the Lenders and Purple LLC to provide an additional $10 million in loans from CCP and Blackwell under the Current Credit Agreement, and the issuance of $15 million of warrants by the Company to CCP and Blackwell, and for the Company and Purple LLC to grant security interests in their assets to support both the existing loans and additional loans. The Non-Interested Directors reviewed the Lenders’ proposal as negotiated by management. Management then recommended to the Non-Interested Directors that they approve the term sheet proposed by the Lenders and negotiated by management. The Non-Interested Directors also considered the stockholder approval requirements required by Section 203 of the DGCL with respect to the proposed transaction with the Lenders. After reviewing the proposed terms in light of the Company’s financing needs, the inability to obtain financing from other sources, including both debt and equity financing, management’s conclusion that no other debt or equity financing options were available to the Company on terms more favorable than those proposed by the Lenders and negotiated by management, the need for stockholder approval and the terms offered by alternative financing sources, the Non-Interested Directors determined that additional debt financing is critical to the operation of the Company and the Board (with the vote of a majority of the Non-Interested Directors) approved the Lenders’ term sheet as negotiated and directed the Company’s management team to negotiate definitive documents. With the assistance of outside counsel, the Company’s management team negotiated proposed drafts of definitive documents and obtained various concessions from the Lenders.

On January 3, 2019, the Non-Interested Directors met to review proposed drafts of definitive agreements relating to the Lenders’ proposal. Management reported on the status of negotiations of the definitive documents. The Non-Interested Directors also reviewed the stockholder approval requirements under Section 203 of the DGCL. After reviewing the proposed definitive agreements and the terms included therein, the Non-Interested Directors directed the Company’s management team to continue negotiating the definitive documents.

In the course of subsequent negotiations, the Lenders agreed to provide for the possibility of additional financing through the Additional Loans. The Company’s management team regularly discussed with the Non-Interested Directors the status of continued negotiations with the Lenders, the drafting of definitive documents and potential strategies for obtaining alternative sources of financing.

On January 24, 2019, the Non-Interested Directors met to review the proposed final drafts of the definitive agreements relating to the Lenders’ proposal. Management reported on the status of negotiations of the definitive documents since the last report to the Non-Interested Directors. After reviewing the proposed final drafts of the definitive agreements and the lack of available alternative sources of financing, the Board, by majority vote of the Non-Interested Directors, approved the definitive agreements, the proposals set forth in this proxy statement and directed the Company’s management team to seek stockholder approval of the Credit Agreement Proposal and Adjournment Proposal at a special meeting of the Company’s stockholders.

Limitations on Future Transactions with the Lenders under this Proposal

If the Credit Agreement Proposal is approved, the Company and the Lenders will be authorized to enter into the transactions contemplated by the Loan Transactions. Any “business combination” (as defined in Section 203) between the Company and the Lenders consummated prior to the three-year anniversary of the date that the Lenders became an interested stockholder, would require additional approval by the Company’s stockholders for purposes of Section 203 of the DGCL. The Board believes that, in order to attempt to execute the Company’s business plan, it is important for the Company to have the ability to enter into the Loan Transactions in order to ensure it has sufficient liquidity and capital resources.

Right of First Refusal of CCP and Blackwell

Under the Subscription Agreement between the Company, CCP and Blackwell dated February 1, 2018, pursuant to which CCP and Blackwell purchased shares of common stock of GPAC, and received warrants for shares of common stock of GPAC and shares of restricted common stock of GPAC from GPAC’s founders, in connection with the consummation of the GPAC Merger (which warrants and shares are included in the table set forth below under the heading “Security Ownership of Certain Beneficial Owners and Management”), CCP and Blackwell, subject to certain exceptions, have a right of first refusal with respect to any preferred equity or debt financing by the Company involving a principal amount of $10 million or more. To the extent an alternative financing source provides a proposal to provide financing with a principal amount of $10 million or more, CCP and Blackwell would have a right of first refusal to provide such financing without requiring the approval of the Company’s stockholders.

Description of the Loan Transactions

Amended and Restated Credit Agreement

On February 2, 2018, Purple LLC entered into a Credit Agreement (the “Current Credit Agreement”) with the Lenders, pursuant to which the Lenders loaned to Purple LLC an aggregate principal amount of $25 million (the “Existing Loan”). At the same time, the Company entered into a guaranty pursuant to which it unconditionally guaranteed all obligations of Purple LLC under the Current Credit Agreement. The Existing Loan was closed and funded in connection with the closing of the GPAC Merger on February 2, 2018. The Company has determined that it needs additional capital to finance its operations and growth initiatives and, after an extensive search and review of other available financing options, the Board has determined that the best financing solution for the Company and its stockholders is to enter into the Amended and Restated Credit Agreement, a copy of which is attached hereto as Appendix A. The Amended and Restated Credit Agreement amends and restates the Current Credit Agreement to, among other things, do the following:

●	provide an additional $10.0 million of indebtedness to Purple LLC, funded by CCP and Blackwell, such that the total amount of indebtedness provided to Purple LLC is increased to $35.0 million (the “Incremental Loan”);

●	extend the maturity date to the five-year anniversary of the satisfaction of the closing conditions contained in the Amended and Restated Credit Agreement, including but not limited to the approval of the stockholders of the Company at the Special Meeting;

●	revise certain restrictive covenants to make them more applicable to the Company’s current business;

●	provide for the Company to request additional loans from the Lenders in an aggregate principal amount not to exceed $10 million (each, an “Additional Loan”), subject to the Approval Condition (as defined below), the agreement of one or more of the Lenders, and the issuance of Additional Loan Warrants, in single or multiple drawings and otherwise on identical terms and conditions as the Incremental Loan (other than with respect to the Additional Loan Warrants, as described below);

●	require the Company pursuant to the Parent Guaranty Agreement to grant a security interest to the Lenders in substantially all of the assets (subject to certain limited exceptions) of the Company to secure the Company’s obligations under the Amended and Restated Credit Agreement and the Ancillary Agreements (including all outstanding loans as of the date hereof, the Incremental Loan, and any Additional Loans);

●	grants a security interest to the Lenders in substantially all of the assets (subject to certain limited exceptions) of Purple LLC to secure Purple LLC’s obligations under the Amended and Restated Credit Agreement and the Ancillary Agreements (including all outstanding loans as of the date hereof, the Incremental Loan, and any Additional Loans), subject to certain exceptions, including a security interest in the intellectual property owned by Purple LLC and the intellectual property licenses held by Purple LLC pursuant to the Amended and Restated Credit Agreement and the IP Security Agreement; and

●	appoints the Agent as collateral agent under the amended and Restated Credit Agreement.

 The Incremental Loan will bear interest at 12.0% per annum, provided that Purple LLC will be required to pay up to an additional 4.0% of interest per annum if it fails to meet the EBITDA thresholds set forth in Section 1.2(a) of the Amended and Restated Credit Agreement and an additional 2.0% of interest per annum if the Company is not in material compliance with the Sarbanes-Oxley Act of 2002. Any pre-payments in the first year are subject to a make-whole payment, while pre-payments in years two, three and four are subject to pre-payment penalties of 6.0%, 4.0% and 2.0%, respectively. In addition, Purple LLC may elect for interest in excess of 5.0% per annum to be capitalized and added to the principal amount. The Amended and Restated Credit Agreement and the Ancillary Agreements provide for certain remedies to the Lenders in the event of customary events of default.

The Amended and Restated Credit Agreement also provides for standard indemnification of the Lenders and contains representations, warranties and certain covenants of Purple LLC. While any amounts are outstanding under the Amended and Restated Credit Agreement, Purple LLC is subject to a number of affirmative and negative covenants, including covenants regarding dispositions of property, investments, forming or acquiring subsidiaries, business combinations or acquisitions, incurrence of additional indebtedness and transactions with affiliates, among other customary covenants. In particular, Purple LLC is restricted from (i) making capital expenditures in excess of $20 million, (ii) incurring capital lease obligations in excess of $10 million, (iii) incurring asset-based loans in excess of $10 million, subject to limited exceptions, and (iv) permitting EBITDA to be less than certain thresholds at certain measurement dates. Purple LLC is also restricted from paying dividends or making other distributions or payments on its capital stock, subject to limited exceptions. The foregoing summary of the Amended and Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Credit Agreement, a copy of which is attached as Appendix A and is incorporated by reference herein.

The Amended and Restated Credit Agreement allows the Company to, after the funding of the Incremental Loan and prior to the Maturity Date, request Additional Loans from the Lenders in an aggregate principal amount not to exceed $10 million, provided that the Lenders agree to provide each Additional Loan in their sole discretion and the “Approval Condition” is satisfied. The term “Approval Condition” means that Purple LLC has elected to request Additional Loans and has received the approval for such request from (x) a majority of the independent directors of the Board, (y) to the extent such individuals are on the Board at the time of such request, and such loan is funded by a fund or account managed by CCM (a “Coliseum Managed Account”), Tony Pearce and Terry Pearce, and (z) if at the time of such request, such loan is provided by a Coliseum Managed Account and InnoHold owns at least one-third of the Common Stock, members’ equity or other ownership interest of the Company not held by a Coliseum Managed Account or its affiliates, InnoHold. Prior to the funding of any Additional Loan, there must have been no material adverse change in the financial condition of the Company and no default or event of default shall have occurred and be continuing.

In addition, the Company must have delivered an “Additional Loan Warrant” in the form attached to the Amended and Restated Credit Agreement (the “Additional Loan Warrant”), exercisable for shares of Class A Stock. Any Additional Loan Warrant shall be issued on terms substantially the same as the Warrants, other than the exercise price and the exercise period. The exercise period for any Additional Loan Warrant will be ten years from the date of issuance of such Additional Loan Warrant. The exercise price of each Additional Loan Warrant shall be the lower of (i) $5.74 per share of Common Stock and (ii) the average of the VWAP (as defined below) for the 10 Trading Days (as defined below) ending on the Trading Day immediately prior to the date the Additional Loan Warrants are issued; provided that in no event will the initial exercise price of any Additional Loan Warrant be less than $1.00. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on any Trading Market and if prices for the Common Stock are then reported on the OTC Bulletin Board or in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company; and “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market (or any successors to any of the foregoing). The number of shares of Class A Stock issuable upon the exercise of an Additional Loan Warrant shall be equal to (i) 1.5 multiplied by the principal dollar amount of an Additional Loan, divided by (ii) the exercise price. The Company and the Lenders will enter into a registration rights agreement for any Additional Loan Warrants and any shares of Common Stock into which they are exercisable on terms substantially similar to the Registration Rights Agreement. The Company must also pay to Lenders a fee equal to 4.00% of the original principal amount of the Additional Loan requested. Any Additional Loan issued by the Lenders shall be made on the same terms and conditions as the Incremental Loan (other than with respect to the Additional Loan Warrants, as described above).

After giving effect to the Loan Transactions, the Lenders will beneficially own 5,958,772 shares of Class A Stock and warrants to purchase 6,926,630 shares of Class A Stock. If all available Additional Loan Warrants are issued at the lowest exercise price of $1.00 per share, the Lenders will beneficially acquire up to an additional 15,000,000 warrants to purchase a total of up to 15,000,000 shares of Class A Stock, resulting in ownership by the Lenders of up to 21,926,630 shares of Class A Stock.

Amended and Restated Parent Guaranty

 In connection with the Amended and Restated Credit Agreement, the Company is proposing to enter into an Amended and Restated Parent Guaranty (the “Amended and Restated Parent Guaranty”) pursuant to which the Company will agree to an unconditional guaranty of the payment of all obligations and liabilities of Purple LLC under the Amended and Restated Credit Agreement. The foregoing summary of the Amended and Restated Parent Guaranty does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Parent Guaranty, a copy of which is attached as Exhibit A-1 to the Amended and Restated Credit Agreement, which is in turn attached as Appendix A hereto and is incorporated by reference herein.

Guarantor Security Agreement

In connection with the Amended and Restated Credit Agreement, the Company is proposing to enter into a Guarantor Security Agreement pursuant to the Parent Guaranty Agreement to grant a security interest to the Lenders in substantially all of the assets (subject to certain limited exceptions) of the Company to secure the Company’s obligations under the Amended and Restated Credit Agreement and the Ancillary Agreements (including all outstanding loans as of the date hereof, the Incremental Loan, and any Additional Loans). The foregoing summary of the Parent Guaranty Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Guarantor Security Agreement, a copy of which is attached as Exhibit A-2 to the Amended and Restated Credit Agreement, which is in turn attached as Appendix A hereto and is incorporated by reference herein.

Warrants

General. The Company will issue to CCP and Blackwell, as the Lenders funding the Incremental Loan, warrants to purchase 2,613,241 shares of Class A Stock (the “Incremental Loan Warrants”). A description of the material terms of the Incremental Loan Warrants is included below. Each Incremental Loan Warrant entitles the registered holder to purchase one share of the Company’s Class A Stock at a price of $5.74 per share, subject to adjustment as discussed below. The Incremental Loan Warrants will expire on the five-year anniversary of issuance, at 5:00 p.m., New York time, or earlier upon redemption or liquidation.

Exercise. The Incremental Loan Warrants may be exercised by providing an executed notice of exercise form accompanied by full payment of the exercise price or on a cashless basis, if applicable. The holders do not have the rights or privileges of holders of Class A Stock or any voting rights until they exercise their Incremental Loan Warrants and receive shares of Class A Stock. After the issuance of shares of Class A Stock upon exercise of the Incremental Loan Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders generally. Upon 20 days’ prior written notice, the Company may, in its sole discretion, decrease the exercise price of the Incremental Loan Warrants at any time prior to the expiration of the Incremental Loan Warrants for a period of not less than 20 business days. In no event shall the exercise price be lowered by the Company to be less than $1.00.

 Redemption Right. Once the Incremental Loan Warrants become exercisable, the Company may call the Incremental Loan Warrants for redemption in whole and not in part at a price of $0.01 per share of Class A Stock issuable upon exercise of the Incremental Loan Warrants upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrantholder, provided that this redemption right is only available if the reported last sale price of the Class A Stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrantholders. If the Company calls the Incremental Loan Warrants for redemption, it will have the option to require any holder that wishes to exercise his, her or its Incremental Loan Warrant to do so on a “cashless basis” by which the holders of Incremental Loan Warrants would pay the exercise price by surrendering their Incremental Loan Warrants for that number of shares of Class A Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Stock underlying the Incremental Loan Warrants, multiplied by the difference between the exercise price of the Incremental Loan Warrants and the “fair market value” (defined below), by (y) the fair market value. The “fair market value” means the average reported last sale price of the Class A Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Incremental Loan Warrants.

Beneficial Ownership Limitation. The warrantholders may elect to be subject to a requirement that such warrantholder will not have the right to exercise its Incremental Loan Warrants, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates) would beneficially own in excess of 9.8% (as specified by the holder) of the shares of Class A Stock outstanding immediately after giving effect to such exercise.

Anti-Dilution Protection. If the number of outstanding shares of Class A Stock is increased by a stock dividend payable in shares of Class A Stock, or by a split-up of shares of Class A Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Class A Stock issuable on exercise of each Incremental Loan Warrant will be increased in proportion to such increase in the outstanding shares of Class A Stock. A rights offering to holders of Class A Stock entitling holders to purchase shares of Class A Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Class A Stock equal to the product of (i) the number of shares of Class A Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Class A Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A Stock, in determining the price payable for Class A Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “fair market value” means the volume weighted average price of Class A Stock as reported during the ten trading day period ending on the trading day prior to the first date on which the shares of Class A Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the Incremental Loan Warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Class A Stock on account of such shares of Class A Stock (or other shares of our capital stock into which the warrants are convertible), other than (a) as described in the paragraph above or (b) certain ordinary cash dividends, then the Incremental Loan Warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Class A Stock in respect of such event.

If the number of outstanding shares of Class A Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Class A Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Class A Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of Class A Stock.

Whenever the number of shares of Class A Stock purchasable upon the exercise of the Incremental Loan Warrants is adjusted, as described in the paragraphs above, the Incremental Loan Warrant exercise price will be adjusted by multiplying the Incremental Loan Warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Class A Stock purchasable upon the exercise of the Incremental Loan Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Class A Stock so purchasable immediately thereafter.

Fundamental Transaction; Exercise Price Adjustment. In the event of a “fundamental transaction” the holder will have the right to purchase and receive the same kind and amount of consideration receivable by the stockholders of the Company in such fundamental transaction. The Company will cause the surviving company in a fundamental transaction to assume the obligations of the Company under the Incremental Loan Warrants. In addition, the holder may elect to either (i) have the exercise price of the warrant reduced by the Black-Scholes value of the Incremental Loan Warrants (as set forth in the Incremental Loan Warrants) or (ii) cause the Company or its successor to repurchase all or a portion of the Incremental Loan Warrants at the Black-Scholes value (as set forth in the Incremental Loan Warrants). For purposes of the Incremental Loan Warrants, a “fundamental transaction” includes, subject to certain exceptions, any reclassification or reorganization of the Company, any merger or consolidation of the Company with or into another corporation, any merger or consolidation with (but not into) another corporation in which the stockholders of the Company immediately prior to the merger or consolidation own less than a majority of the outstanding stock of the surviving entity, any sale or conveyance of all or substantially all of the assets or other property of the Company, and any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) consummates a tender, exchange or redemption offer after which such group beneficially owns more than 50% of the outstanding shares of Common Stock of the Company.

Additionally, the exercise price of the warrant will be reduced by the Black-Scholes value of the Incremental Loan Warrants (as set forth in the Incremental Loan Warrants) in the event (a) any person (other than the holders of the Incremental Loan Warrants and their affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becomes the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, securities of the Company entitling such person or group to exercise 25% or more of the total voting power of all voting securities of the Company, (b) Tony Pearce or Terry Pearce individually or together cease beneficially to own at least 50% of the voting securities of the Company, or (c) the Board ceases to be comprised of a majority of independent directors (as defined under NASDAQ rules) for a period of longer than 60 consecutive days.

Amendments. The Incremental Loan Warrants provide that the terms of the Incremental Loan Warrants may be amended only in a writing signed by the Company and the holder.

The issuance of the Incremental Loan Warrants is not expected to affect the rights of our existing security holders, other than with respect to potential dilution as a result of an increase in the number of shares of Common Stock outstanding if the Lenders exercise the Incremental Loan Warrants.

The foregoing summary of the Incremental Loan Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Incremental Loan Warrants, a copy of which is attached as Exhibit A-5 to the Amended and Restated Credit Agreement, which is in turn attached as Appendix A hereto and is incorporated by reference herein.

Additional Loan Warrant

The terms described under the heading “Warrants” beginning on page 10 of this Proxy Statement are incorporated herein by reference, other than the exercise period of the warrants, the exercise price of the warrants and the number of shares of Class A Stock underlying the warrants.

The exercise period for any Additional Loan Warrant will be ten years from the date of issuance of such Additional Loan Warrant.

The exercise price of each Additional Loan Warrant shall be the lower of (i) $5.74 per share of Common Stock and (ii) the average of the VWAP for the 10 Trading Days ending on the Trading Day immediately prior to the date the Additional Loan Warrants are issued; provided that in no event will the exercise price of any Additional Loan Warrant be less than $1.00. As a result of the minimum exercise price of $1.00 per share of Common Stock under the Additional Loan Warrants, the maximum number of shares of Common Stock into which Additional Loan Warrants will be exercisable, if the full amount of Additional Loans are borrowed, is 15,000,000 shares of Common Stock.

The number of shares of Class A Stock issuable upon the exercise of an Additional Loan Warrant shall be equal to (i) 1.5 multiplied by the principal dollar amount of an Additional Loan, divided by (ii) the exercise price.

Any Additional Loan Warrants will be entitled to registration rights under a registration rights agreement having terms substantially similar to the Registration Rights Agreement for the Incremental Loan Warrants and shares of Common Stock underlying the Incremental Loan Warrants.

Registration Rights Agreement

In connection with the issuance of the Incremental Loan Warrants, the Registration Rights Agreement requires the Company to provide for the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Incremental Loan Warrants and the shares of Class A Stock underlying the Incremental Loan Warrants, subject to customary terms and conditions. The Registration Rights Agreements entitles the warrantholders to demand registration of these securities and also to piggyback on the registration of Company securities by the Company and other existing Company securityholders.

On or prior to March 29, 2019, the Company is required to prepare and file with the Securities and Exchange Commission pursuant to Rule 415 of the Securities Act a registration statement to register the resale of the Incremental Loan Warrants and the shares of Common Stock underlying the Incremental Loan Warrants.

Need for Stockholder Approval

Under Section 203 of the DGCL, the Company is currently prohibited from participating in any transaction with the Lenders or their affiliates or associates that may be deemed to be a “business combination” until the three-year anniversary of the date the Lenders became an interested stockholder, unless holders of at least 66 2/3% of the issued and outstanding shares of Common Stock, excluding any shares beneficially owned, directly or indirectly, by the Lenders or their affiliates or associates, approve such transaction.

Vote Required

Approval of the Credit Agreement Proposal requires the affirmative vote of the holders of at least 66 2/3% of the issued and outstanding shares of our Common Stock, excluding any shares beneficially owned, directly or indirectly, by the Lenders or their affiliates or associates. InnoHold is not a party to the Loan Transactions and, therefore, is considered disinterested and eligible to participate in the vote on the Credit Agreement Proposal. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Credit Agreement Proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the Loan Transactions, including the entry by Purple LLC into the Amended and Restated Credit Agreement, the entry by the Company and Purple LLC (as applicable) into the Ancillary Agreements, the issuance by the Company of the Warrants and the Additional Loan Warrants and the other transactions contemplated thereby.

Unless marked otherwise, proxies received will be voted “for” the approval of the Credit Agreement Proposal.

ADJOURNMENT proposal

Overview

In order to ensure that approval of the Credit Agreement Proposal is obtained, the Board wishes to seek approval of a proposal to adjourn the Special Meeting, if necessary, to solicit more votes in favor of the Credit Agreement Proposal.

Vote Required

Approval of the Credit Agreement Proposal requires the affirmative vote of the holders of a majority of the votes cast thereon. As this vote is a routine matter under applicable rules, your bank, broker or other nominee may vote without instructions from you. Abstentions and broker non-votes will have no effect on the Adjournment Agreement Proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the Adjournment Proposal.

Unless marked otherwise, proxies received will be voted “for” the approval of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of shares of common stock of the Company as of the Record Date by:

●	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class A Stock or Class B Stock;

●	each of our current executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Stock		Class B Stock
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(1)	Percentage of Outstanding Class A Stock Beneficially Owned	Shares Beneficially Owned	Percentage of Outstanding Class B Stock Beneficially Owned
David Golub(2)(19)	1,013,106	9.8%	—	—
Paul Zepf(3)(19)	670,571	6.7%	—	—
Coliseum Capital Management, LLC(4)(19)	10,272,159	73.4%	—	—
Baleen Capital(5)	1,345,000	13.1%	—	—
Greenhaven Investors(6)	1,066,000	9.9%	—	—
Royce Value Trust, Inc.(7)	875,000	8.7%	—	—
David Capital Partners Fund, LP and Pleiades Investment Partners – DC, L.P.(8)	630,000	6.3%	—	—
InnoHold, LLC(9)	—	—	41,623,454	94.4%
Terry V. Pearce(10)	—	—	42,847,386	97.2%
Tony M. Pearce(11)	—	—	42,847,386	97.2%
Adam Gray(4)(19)	10,272,159	73.4%	—	—
Gary DiCamillo(12)	111,386	1.1%	—	—
Pano Anthos(13)	22,430	*	—	—
Gary Kiedaisch(14)	8,409	*	—	—
Claudia Hollingsworth(15)	7,645	*	—	—
Samuel D. Bernards(16)(17)	—	—	—	—
Daniel G. Hill(16)	—	—	—	—
W. Alexander McArthur(16)	—	—	—	—
Casey K. McGarvey(16)	—	—	—	—
Mark A. Watkins(18)	105,923	1.1%	—	—
Russ Whatcott(16)	—	—	—	—
Joseph B. Megibow	20,000	*	—	—
John Legg	—	—
All directors and executive officers (15 individuals)	10,547,954	74.5%	42,847,386	97.2%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is c/o Purple Innovation, Inc. 123 East 200 North, Alpine, Utah 84004.
(2)	Consists of (a) 376,414 shares of Class A Common Stock, 188,207 of which are subject to lock-up, vesting or forfeiture provisions, and (b) 636,692 shares of Class A Common Stock that could be obtained upon the exercise of publicly traded warrants.

(3)	Consists of (a) 288,556 shares of Class A Common Stock, 144,278 of which are subject to lock-up, vesting or forfeiture provisions, and (b) 382,015 shares of Class A Common Stock that could be obtained upon the exercise of publicly traded warrants.
(4)

Consists of (i) 4,320,823 shares of Class A Stock held by Coliseum Capital Partners, L.P. (“CCP”), of which 468,817 shares of Class A Stock are subject to a lock-up period, vesting and/or forfeiture in accordance with the terms described below, (ii) 1,370,668 shares of Class A Stock that could be obtained upon conversion of 2,741,337 private placement warrants held by CCP, (iii) 1,029,380 shares of Class A Stock that could be obtained upon conversion of 2,058,761 publicly traded warrants held by CCP, (iv) 1,000,000 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by Coliseum Co-Invest Debt Fund, L.P. (“CDF”), (v) 1,637,949 shares of Class A Stock held by Blackwell Partners LLC – Series A (“Blackwell”), of which 178.057 shares of Class A Stock are subject to a lock-up period, vesting and/or forfeiture in accordance with the terms described below, (vi) 520,581 shares of Class A Stock that could be obtained upon conversion of 1,041,163 private placement warrants held by Blackwell, and (vii) 392,758 shares of Class A Stock that could be obtained upon conversion of 785,517 publicly traded warrants held by Blackwell. Each of Adam Gray, a director of the Company, and Christopher Shackelton is (i) a manager of Coliseum Capital, LLC, which is the general partner of CCP and CDF and (ii) a managing partner of Coliseum Capital Management, LLC, which is the attorney-in-fact of Blackwell, and Mr. Gray and Mr. Shackelton have voting and dispositive control over such securities held by CCP, CDF and Blackwell. The business address of each of CCP, CDF, Blackwell, Mr. Gray and Mr. Shackelton is 105 Rowayton Avenue, Rowayton, Connecticut 06853.

(5)	Consists of (i) 557,500 shares of Class A Stock held by Baleen Capital Fund LP (“BCF”), (ii) 468,125 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by BCF, (iii) 182,500 shares of Class A Stock held by Baleen Capital Investors II LLC (“BCI”), and (iv) 136,875 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by BCI. The business address of each of BCF and BCI is 404 5th Avenue, Floor 3, New York, New York 10018.
(6)	Consists of (i) 720,284 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by Greenhaven Road Capital Fund 1, L.P. (“Fund 1”) and (ii) 345,716 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by Greenhaven Road Capital Fund 2, L.P. (“Fund 2”). Greenhaven Road Investment Management, LP (the “Investment Manager”) is the investment manager of Fund 1 and Fund 2. MVM Funds, LLC (the “General Partner”) is the general partner of Fund 1, Fund 2 and the Investment Manager. Scott Miller is the controlling person of the General Partner. Each of Fund 1, Fund 2, the Investment Manager, the General Partner and Scott Miller disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. The business address of the Greenhaven Investors is 8 Sound Shore Drive, Suite 190, Greenwich, Connecticut 06830.
(7)	Consists of (i) 500,000 shares of Class A Stock and (ii) 375,000 shares of Class A Stock issuable upon the exercise of publicly traded warrants held in the name of Canoe & Co. The business address of Royce Value Trust, Inc. is 745 Fifth Avenue, New York, New York 10151.
(8)	Consists of (i) 135,000 shares of Class A Stock held by David Capital Partners Fund, LP (“DCPF”), (ii) 101,250 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by DCPF, (iii) 225,000 shares of Class A Stock held by Pleiades Investment Partners – DC, L.P. (“PIP”), and (iv) 168,750 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by PIP. Each of DCPF and PIP is managed by David Capital Partners, LLC. The business address of DCPF is 737 N. Michigan Avenue, Suite 1405, Chicago, Illinois 60611. The business address of PIP is 6022 West Chester Pike, Newtown Square, Pennsylvania 19073
(9)	The shares of Class B Stock held by InnoHold, LLC are beneficially owned by Terry Pearce and Tony Pearce, who serve as directors of the Company. Each of Terry and Tony Pearce may be deemed to beneficially own the shares of Class B Stock held by InnoHold, LLC. Voting and disposition decisions with respect to such securities are made jointly by Terry and Tony Pearce. Each of Terry and Tony Pearce disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.
(10)	Consists of (i) 1,223,932 shares of Class B Stock held directly by Terry Pearce and (ii) 41,623,454 shares of Class B Stock held by InnoHold, LLC. The shares of Class B Stock held by InnoHold, LLC are beneficially owned by Terry Pearce and Tony Pearce, who serve as directors of the Company. Each of Terry and Tony Pearce may be deemed to beneficially own the shares of Class B Stock held by InnoHold, LLC. Voting and disposition decisions with respect to such securities are made jointly by Terry and Tony Pearce. Each of Terry and Tony Pearce disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.
(11)	Consists of (i) 1,223,932 shares of Class B Stock held directly by Tony Pearce and (ii) 41,623,454 shares of Class B Stock held by InnoHold, LLC. The shares of Class B Stock held by InnoHold, LLC are beneficially owned by Terry Pearce and Tony Pearce, who serve as directors of the Company. Each of Terry and Tony Pearce may be deemed to beneficially own the shares of Class B Stock held by InnoHold, LLC. Voting and disposition decisions with respect to such securities are made jointly by Terry and Tony Pearce. Each of Terry and Tony Pearce disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.
(12)	Consists of (i) 64,696 shares of Class A Stock and (ii) warrants to purchase 46,690 shares of Class A Stock. The address of the reporting person is 1 Rockefeller Plaza, 10th Floor, New York, New York 10020.
(13)	Consists of (i) 21,015 shares of Class A Stock and (ii) warrants to purchase 1,415 shares of Class A Stock. The address of the reporting person is 1 Rockefeller Plaza, 10th Floor, New York, New York 10020.
(14)	Consists of 8,409 shares of Class A Stock. The address of the reporting person is 147 Potter Hill Road, Gilford, New Hampshire 03249.
(15)	Consists of 7,645 shares of Class A Stock held by i2CEO, LLC. Ms. Hollingsworth has voting and dispositive control over such securities held by i2CEO, LLC. Ms. Hollingsworth disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. The business address of the reporting person is 1301 Montana Avenue, D Loft, Santa Monica, California 90403.
(16)	This employee currently owns interests in InnoHold, LLC which, upon vesting and the satisfaction of other requirements, will give the employee the right to receive a certain number of shares of Class B Stock of the Company. The number of shares of Class B Stock such employee will be entitled to is unknown at this time.
(17)	On March 13, 2018, Mr. Bernards resigned as the Chief Executive Officer of the Company.
(18)	Consists of 100,879 shares of Class B Stock issuable upon the exercise of employee stock options that are exercisable within 60 days of the date of this Proxy Statement.
(19)	The shares of Class A Stock subject to vesting will be forfeited eight years from the closing of the GPAC Merger on February 2, 2018, unless any of the following events (each a “Triggering Event”) occurs prior to that time:(i) the closing price of the Class A Stock on the principal exchange on which it is listed is at or above $12.50 for 20 trading days over a thirty trading day period (subject to certain adjustments), (ii) a change of control of the Company, (iii) a “going private” transaction by the Company pursuant to Rule 13e-3 under the Exchange Act or such other time as the Company ceases to be subject to the reporting obligations under Section 13 or 15(d) of the Exchange Act, or (iv) the time that the Company’s Class A Stock ceases to be listed on a national securities exchange. Such shares of Class A Stock will no longer be subject to forfeiture upon the occurrence of a Triggering event.

Certain Relationships and Related Transactions

Related-Party Transactions

Purple leases its facilities in Alpine, Utah from TNT Holdings, LLC, which is beneficially owned by Tony Pearce and Terry Pearce. The total amount of rent incurred to TNT Holdings for the building lease on the Alpine facility in 2018 was approximately $2.3 million.

Purple previously awarded profits interests to Purple Team LLC and Purple Team LLC awarded an equivalent number of Purple Team LLC profits interests to certain Company employees, including 4,000,000 profits interests to our former Chief Executive Officer Sam Bernards, 1,000,000 to Casey McGarvey and 1,000,000 to W. Alexander McArthur. These awards were deemed for accounting purposes to be granted subsequent to December 31, 2016. Grants were memorialized with (a) an award agreement between Purple, Purple Team LLC and each applicable employee, (b) equity incentive plans of Purple and Purple Team LLC and (c) ratifying consents of Purple and Purple Team LLC. In connection with the GPAC Merger, Purple Team LLC merged with and into InnoHold and the profits interests previously issued to Purple Team LLC were cancelled and the members of Purple Team LLC received profits interests in InnoHold, on substantially the same terms as the Purple Team LLC profits interests previously issued. The profits interests vest ratably over the period set forth in the award agreement. However, holders of vested profits interests will receive no economic benefit until the holders of InnoHold’s preferred and Class A units receive their preferred return provided in InnoHold’s Amended and Restated Operating Agreement. The profits interests are subject to a $135 million threshold before they are eligible to participate in any economic benefits. Pursuant to the terms of InnoHold’s Amended and Restated Operating Agreement, forfeited profits interest are cancelled and no longer eligible for future issuance.

On February 10, 2017, Purple entered into a Shared Services Agreement with EdiZONE, LLC, effective January 1, 2017, pursuant to which each of Purple and EdiZONE agreed to provide certain operational and administrative support services. Pursuant to the Shared Services Agreement, Casey McGarvey, Purple’s Chief Legal Officer, and other employees of Purple provided services to EdiZONE. Mr. McGarvey also provided similar services to InnoHold, the controlling member of Purple, and other entities beneficially owned by Terry Pearce and Tony Pearce. In the year ended December 31, 2018, the total amount of expenses owed to Purple by all of these other companies for all services under the Shared Services Agreement was approximately $2,600. Following the closing of the GPAC Merger on February 2, 2018, Mr. McGarvey stopped providing services to and withdrew from any and all legal representation of EdiZONE, InnoHold and all other entities in which Terry Pearce and Tony Pearce have an interest other than Purple.

On November 1, 2017, Purple LLC and EdiZONE executed the Confidential Assignment and License Back Agreement (the “Prior License Agreement”), pursuant to which EdiZONE assigned substantially all of its intellectual property to Purple LLC and Purple LLC licensed back to EdiZONE such intellectual property for use outside the consumer comfort and cushioning field of use reserved by Purple LLC. EdiZONE also agreed to notify Purple LLC of any breach of a third-party license agreement relating to consumer comfort intellectual property or consumer comfort products and Purple LLC reserved the right to enforce EdiZONE’s rights with respect to such violations, provided that Purple LLC agreed to pay the costs of such enforcement and to indemnify EdiZONE for any losses arising therefrom. EdiZONE further agreed not to extend such third-party licenses or waive any such violations, or to settle any claim with respect thereto, without Purple LLC’s consent. In addition, EdiZONE also agreed to not sell or transfer any of its assets or assign any intellectual property or licenses relating to certain consumer comfort products and related intellectual property without Purple LLC’s consent. EdiZONE previously granted third-party licenses in the consumer comfort and cushioning field of use, and the Prior License Agreement allowed EdiZONE to maintain these existing license agreements.  On March 14, 2018, Purple LLC and EdiZONE further amended and restated the Prior License Agreement to correct some inconsistencies in the Prior License Agreement.

On November 9, 2018, Purple LLC and EdiZONE executed a Second Amended and Restated Confidential Assignment and License Back Agreement (the “Revised License Agreement”), pursuant to which EdiZONE continues to assign all of its comfort and cushioning intellectual property to Purple LLC and Purple LLC licensed back to EdiZONE certain intellectual property for use limited to certain license agreements EdiZONE had entered into with third parties. The Revised License Agreement clarifies the scope of the intellectual property assigned to Purple LLC and the subset of such intellectual property licensed back to EdiZONE by limiting EdiZONE’s license to only those uses that will enable EdiZONE to comply with its obligations under previously existing contracts, agreements and licenses. The Revised License Agreement also eliminates the license back to EdiZONE of intellectual property for uses unrelated to the existing contracts. The Revised License Agreement also modifies EdiZONE’s confidentiality obligations to be consistent with the above-described changes.

On February 2, 2018, in connection with the closing of the GPAC Merger, the Company entered into the Exchange Agreement with InnoHold, which provides for the exchange of Class B Units and of Class B Stock issued in connection with the GPAC Merger into shares of Class A Stock. The initial exchange ratio will be (i) one Class B Unit plus (ii) one share of Class B Stock for one share of Class A Stock, in each case subject to certain adjustments.

On February 2, 2018, in connection with the closing of the GPAC Merger, the Company entered into the Tax Receivable Agreement with InnoHold. Pursuant to the Tax Receivable Agreement, the Company is required to pay InnoHold 80% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in the case of an early termination payment by the Company, or a change of control of the Company) as a result of the increases in tax basis and certain other tax benefits related to the payment of the Cash Consideration pursuant to the Merger Agreement and the exchange of the Class B Units (together with an equal number of shares of Class B Stock) for Class A Stock. The Company would retain the remaining 20% of cash savings, if any, realized. All payments of tax savings to InnoHold will be the Company’s obligation, and not that of Purple LLC.

On February 2, 2018, in connection with the closing of the GPAC Merger, the Company entered into the Registration Rights Agreement with InnoHold and the Parent Representative. Under the Registration Rights Agreement, InnoHold holds registration rights that obligate the Company to register for resale under the Securities Act, all or any portion of the Equity Consideration (including Class A Stock issued in exchange for the Equity Consideration pursuant to the Exchange Agreement) (the “Registrable Securities”) so long as such shares are not then restricted under the Lock-Up Agreement. InnoHold is entitled to make a written demand for registration under the Securities Act of all or part of its Registrable Securities (up to a maximum of three demands in total), so long as such shares are not then restricted under the Lock-Up Agreement. Subject to certain exceptions, if any time after the closing of the GPAC Merger, the Company proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, the Company shall give notice to InnoHold as to the proposed filing and offer InnoHold an opportunity to register the sale of such number of Registrable Securities as requested by InnoHold in writing. In addition, subject to certain exceptions, InnoHold is entitled under the Registration Rights Agreement to request in writing that the Company register the resale of any or all of its Registrable Securities on Form S-3 and any similar short-form registration that may be available at such time.

On February 2, 2018, in connection with the closing of the GPAC Merger, InnoHold and Tony Pearce and Terry Pearce, who together own a majority of InnoHold (collectively with InnoHold, the “Sellers”), entered into the Non-Competition Agreement with the Company, Purple LLC and their respective successors, affiliates and subsidiaries (referred to as the “Covered Parties”). Pursuant to the Non-Competition Agreement, for a period from the closing of the GPAC Merger until three years thereafter (or if later, until the one year anniversary of the date on which the Sellers, their affiliates or any of their respective officers, directors or employees are no longer directors, officers, managers or employees of the Company or any of its subsidiaries (the “Termination Date”)), each Seller and its affiliates will not, without the Company’s prior written consent, directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of), an entity that engages in the business of (i) designing and manufacturing comfort technology products worldwide to improve how people sleep, sit, and stand, including mattresses, pillows, platform bases and cushions, and (ii) marketing, licensing and selling its products worldwide through direct-to-consumer, traditional retail channels and partnerships (collectively, the “Business”) anywhere in the world, subject to certain specified exceptions for existing relationships. However, the Covered Parties and their affiliates are permitted under the Non-Competition Agreement to own passive portfolio company investments of no more than 2% in a competitor of the Covered Parties, so long as the Sellers, their affiliates and their respective stockholders, directors, officer, managers and employees who were involved with the business of the Covered Parties are not involved in the management or control of such competitor.

On February 2, 2018, in connection with the closing of the GPAC Merger, InnoHold entered into a Lock-Up Agreement with the Company and the Parent Representative (“Lock-Up Agreement”) with respect to the equity securities of both the Company and Purple LLC received in the GPAC Merger (the “Restricted Securities”). Pursuant to the Lock-Up Agreement, InnoHold agreed that it will not, from the closing of the GPAC Merger until the earliest of (x) the one year anniversary of the closing of the GPAC Merger, (y) the date on which the last sale price of the Class A Stock (or any successor publicly traded common equity security) equals or exceeds $12.00 per share (as equitably adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the closing of the GPAC Merger or (z) the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange either equity holdings in us for cash, securities or other property: (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of its Restricted Securities, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). However, InnoHold is allowed to transfer any of its Restricted Securities under certain limited exceptions, including to affiliates, to family members or to its equity holders, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-Up Agreement. InnoHold is also permitted to transfer the Restricted Securities pursuant to an underwritten public offering to which all of the parties to the Lock-Up Agreement shall have consented.

Under the Subscription Agreement between the Company, CCP and Blackwell dated February 1, 2018 (the “Subscription Agreement”), pursuant to which CCP and Blackwell purchased shares of common stock of GPAC, and received warrants for shares of common stock of GPAC and shares of restricted common stock of GPAC from GPAC’s founders, in connection with the consummation of the GPAC Merger (which warrants and shares are included in the table set forth above under the heading “Security Ownership of Certain Beneficial Owners and Management”), CCP and Blackwell, subject to certain exceptions, have a right of first refusal with respect to any preferred equity or debt financing by the Company involving a principal amount of $10 million or more. To the extent an alternative financing source provides a proposal to provide financing with a principal amount of $10 million or more, CCP and Blackwell would have a right of first refusal to provide such financing without requiring the approval of the Company’s stockholders. The Subscription Agreement also provides that for as long as CCP and Blackwell hold at least 50% of the number of shares of Class A Stock they held as of the closing of the GPAC Merger, they shall have a preemptive right to purchase their pro rata share of any equity securities sold and issued by the Company, subject to certain exclusions.

On February 2, 2018, Purple LLC entered into the Current Credit Agreement with the Lenders, pursuant to which the Lenders loaned to Purple LLC an aggregate principal amount of $25 million at an annual interest rate of 12%. The Existing Loan was closed and funded in connection with the closing of the GPAC Merger on February 2, 2018. Since January 1, 2018, the Company has made aggregate payments of approximately $1.2 million to the Lenders under the Current Credit Agreement, consisting entirely of interest payments. As of December 31, 2018, there was approximately $26.6 million outstanding under the Current Credit Agreement.

On February 2, 2018, immediately following the Closing of the GPAC Merger, Adam Gray, managing partner of CCM, was appointed to the Company’s Board of Directors.

On July 17, 2018, the Company entered into a Statement of Work with Claris Solutions Group (“Claris”), pursuant to which Claris agreed to provide consulting services to the Company regarding statistical qualify control, forecasting and inventory management, production planning and control, and simulation modeling. Prior to accepting a position to serve as the Company’s Chief Operating Officer starting on January 21, 2019, John Legg was a partner with Claris. In connection with his acceptance of his position as Chief Operating Officer, Mr. Legg resigned from his position with Claris. Since the beginning of the last fiscal year, the Company has paid to Claris fees totaling $488,315.28.

Review and Approval of Related-Party Transactions

Prior to the closing of the GPAC Merger on February 2, 2018, Purple LLC did not have procedures for reviewing related-party transactions. Accordingly, the transactions described above that took place prior to the GPAC Merger were not subject to review by our Audit Committee. Shortly after the completion of the GPAC Merger, the Company adopted the review procedure described below.

Our Audit Committee must review and approve any related-party transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our stockholders. A summary of such policies and procedures is as follows:

Any potential related-party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related-party transaction. At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related-party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits to us and to the relevant related party.

In determining whether to approve a related-party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director;

●	whether the transaction would present an improper conflict of interest for any director or executive officer; and

●	any pre-existing contractual obligations.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2019 annual meeting of stockholders. In accordance with Rule 14a-8(b)(2), stockholder proposals, along with proof of ownership, must have been received by us not later than December 17, 2018, which is 120 calendar days prior to the anniversary date of when the proxy statement was released to stockholders in connection with our 2018 annual meeting of stockholders, or a reasonable time before the registrant begins to print and mail its proxy materials if the date of the annual meeting changes by more than 30 days from the date of the previous year’s annual meeting. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2019 annual meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by us between January 11, 2019 and February 10, 2019. However, in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation. In the case of a special meeting of stockholders called for the purpose of electing directors, for stockholder nominations to the Board of Directors to be considered at such special meeting, the stockholder must have given notice not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a stockholder’s notice.

To be in proper form, a stockholder’s notice must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Stockholder proposals must be in writing and should be addressed to c/o Purple Innovation, Inc., Attention: Corporate Secretary, 123 East 200 North, Alpine, Utah 84004. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Special Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Special Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Special Meeting.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the stockholders at the Special Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

Where You Can Find More Information

This report is available free of charge on our internet website, www.purple.com. On our website, we will make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Annual Report.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Proxy Statement documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. We incorporate by reference into this Proxy Statement the following documents:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 1, 2018;

●	our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2018, August 9, 2018 and November 14, 2018;

●	our Current Reports on Form 8-K filed with the SEC on February 8, 2018 (as amended February 14, 2018, March 15, 2018 and April 17, 2018), March 15, 2018 (with respect to Item 5.02 only), April 4, 2018, May 11, 2018, May 18, 2018, July 9, 2018, September 25, 2018, September 27, 2018, October 4, 2018 (as amended November 9, 2018), November 30, 2018 and January 14, 2019;

●	our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 16, 2019 (other than those portions of such Proxy Statement not deemed to be “filed” with the SEC); and

●	all documents filed by us with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (Commission File Number 001-37540) after the date of this prospectus and before the completion of the offering contemplated hereby.

Any statement contained in this Proxy Statement, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded to the extent that a statement contained herein, or in any subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

You may obtain copies of these documents, at no cost to you, from our website (www.purple.com), or by writing or telephoning us at the following address:

Purple Innovation, Inc.

123 East 200 North

Alpine, Utah 84004

(801) 756-2600

APPENDIX A

AMENDED AND RESTATED CREDIT AGREEMENT AND ALL EXHIBITS THERETO

FORM OF

AMENDED & RESTATED CREDIT AGREEMENT

THIS AMENDED & RESTATED CREDIT AGREEMENT dated as of [●], 2019 (this “Agreement”) by and among PURPLE INNOVATION, LLC, a Delaware limited liability company (“Borrower”), COLISEUM CAPITAL PARTNERS, L.P. (“CCP”), BLACKWELL PARTNERS LLC-SERIES A (“Blackwell”), COLISEUM CO-INVEST DEBT FUND, L.P. (together with CCP and Blackwell, “Lenders”) and DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent on behalf of the Lenders (the “Collateral Agent”).

RECITALS

Borrower is party to that certain Credit Agreement, dated as of February 2, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Incremental Funding Date (as defined below), the “Original Credit Agreement”; the date of the Original Credit Agreement and the initial funding of the Loan thereunder, the “Original Closing Date”), by and among Borrower and Lenders party thereto.

Borrower has requested that Lenders extend commitments to provide additional credit to Borrower as described below, and Lenders have agreed to provide the Incremental Loan (as defined below) on the terms and conditions contained herein.

Borrower and Lenders have further agreed to modify, amend and/or supplement the Original Credit Agreement to, among other things, secure the Obligations and make the other modifications contemplated hereby.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders and Borrower hereby agree as follows:

Article I

CREDIT TERMS

Section 1.1. LOAN.

(a) Loan. Subject to the terms and conditions of this Agreement, (i) Lenders have made ratably according to their respective loan percentages for the Original Loan set forth on Schedule 1.1-A hereto (on a several and not joint basis), a loan to Borrower on the Original Closing Date (as defined below), in an aggregate principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the “Original Loan”), the proceeds of which were used to finance Borrower’s working capital requirements and general corporate purposes, (ii) Lenders hereby agree to make ratably, according to their respective loan percentages for the Incremental Loan set forth on Schedule 1.1-B hereto, an incremental loan on the Incremental Funding Date (as defined below) in an aggregate principal amount of Ten Million Dollars ($10,000,000.00) (the “Incremental Loan”) and (iii) at any time after the funding of the Incremental Loan and prior to the Maturity Date, the Lenders may, at the request of Borrower so long as the Borrower has satisfied the Approval Conditions (as defined below), agree to provide additional loans (the “Additional Loans” and, together with the Original Loan and the Incremental Loan, collectively, the “Loan” or “Loans”) in an aggregate principal amount to not to exceed Ten Million Dollars ($10,000,000) (the “Additional Loan Amount”), which Additional Loans may be funded hereunder in a single drawing or multiple drawings (provided that amounts borrowed under the Additional Loan Amount that are prepaid or repaid may not be reborrowed) subject only to the conditions set forth in Section 3.2 hereof and shall otherwise be on identical terms and conditions as the Loans previously provided hereunder; provided, that (a) each Lender party hereto at the time of such Additional Loan incurrence shall be permitted to participate in such Additional Loans on a pro rata basis based on such Lender’s aggregate outstanding principal amount of Loans hereunder (giving effect to any applicable increase hereunder resulting from Borrower’s election to pay in kind interest in accordance herewith), provided, however, that no Lender shall be required to participate in any such Additional Loans and, to the extent any Lender declines to participate in all or a portion of such Lender’s pro rata share of the Additional Loan (a “Declined Amount”), each other Lender hereunder shall be permitted (but not obligated) to increase its Additional Loans by its pro rata share of such Declined Amount or a greater amount if any Lender declines to participate in the Declined Amount and (b) the indebtedness permitted to be incurred by Borrower pursuant to Section 5.3(e) hereof shall be reduced on a dollar-for-dollar basis by the amount of any Additional Loan provided hereunder (for the avoidance of doubt, there shall not be a corresponding reduction of the Additional Loan Amount permitted to be incurred hereunder in connection with any Asset Based Credit Facility incurred by Borrower pursuant to such Section 5.3(e)). As used herein, the “Approval Condition” means that Borrower has elected to request Additional Loans pursuant to Section 1.1(a)(iii) hereof and has received the approval for such request from (x) a majority of the independent directors of the Board of Directors of Parent Guarantor, (y) to the extent such individuals are on the Board of Directors of Parent Guarantor at the time of such request, and such loan is funded by a fund or account managed by Coliseum Capital Management, LLC (a “Coliseum Managed Account”), Tony Pearce and Terry Pearce and (z) if at the time of such request, such loan is provided by a Coliseum Managed Account and Innohold, LLC owns at least one-third of the common stock, members’ equity or other ownership interest of Parent Guarantor not held by a Coliseum Managed Account or its affiliates, Innohold, LLC. Upon any such funding of Additional Loans, the Borrower shall deliver an updated Schedule 1.1 to the Lenders and Collateral Agent reflecting such Additional Loans.

Appendix A-1

(b) Repayment; Mandatory Prepayments.

(i)	Following the first anniversary of the Incremental Funding Date, Borrower may partially or wholly repay its outstanding Loans hereunder subject to concurrent payment of any applicable Prepayment Premium, calculated on the amount prepaid. For purposes of the foregoing, “Prepayment Premium” shall mean (a) 6.00% on any date during the second year following the Incremental Funding Date, (b) 4.00% on any date during the third year following the Incremental Funding Date, (c) 2.00% on any date during the fourth year following the Incremental Funding Date and (d) thereafter, 0%. The remaining outstanding principal amount of the Loan shall be repaid in full on the fifth anniversary of the Incremental Funding Date (the “Maturity Date”). Notwithstanding anything to the contrary, in the event that Borrower desires to prepay the Loan on or prior to the first anniversary of the Incremental Funding Date, such prepayment shall be permitted subject to the concurrent payment of the applicable Make-Whole Amount (as defined below).

“Make-Whole Amount” means, with respect to any prepayment of the Loan pursuant to the terms of this Agreement at any time during the first year following the Incremental Funding Date, an amount equal to the sum of (a) the present value (discounted at a rate per annum equal to the rate on five-year U.S. treasury bills at the time of prepayment as reasonably selected by Lenders plus 50 basis points) of the unpaid interest that would have accrued through the first anniversary of the Incremental Funding Date as though the full amount of the Loans had been funded on the Incremental Funding Date and had remained outstanding during such one-year period plus (b) a prepayment premium equal to 6% of the amount prepaid.

Appendix A-2

(ii)	In addition, within five (5) business days following receipt of Net Proceeds (as defined below), Borrower shall make an offer to Lenders to prepay the outstanding principal amount of the Loan by such amount. Lenders shall thereafter accept or reject such offer within three (3) business days, and such payment shall, if accepted, be made within one (1) business day following such acceptance.

For purposes of the foregoing, “Net Proceeds” means, without duplication: (v) (A) in the case of any sale, lease, transfer or otherwise disposition or conveyance of any asset of Borrower not permitted by Section 5.4, 100% of the net cash proceeds received by or on behalf of Borrower from such sale, lease, transfer or other disposition or conveyance and (B) 100% of any net cash payments received by or on behalf of, or paid to or for the account of, Borrower (other than in the ordinary course of business), in connection with insurance payments, in the case of each of the foregoing clauses (A) and (B), that have not been reinvested by Borrower within twelve (12) months to purchase assets used or useful in the business of Borrower; provided that the amounts set forth in this clause (v) shall not constitute “Net Proceeds” until the aggregate amount of such net cash proceeds, for all sales, leases, transfers or other dispositions or conveyances and all insurance payments (taken as a whole) have exceed $200,000.00 in any fiscal year or $750,000.00 in the aggregate, (w) 100% of the net cash proceeds received by or on behalf of Borrower in connection with any incurrence of indebtedness that is not permitted to be incurred pursuant to the terms of this Agreement, (x) 100% of any net cash payments received by or on behalf of, or paid to or for the account of, Borrower (other than in the ordinary course of business), in connection with condemnation events and indemnity payments, (y) 100% of the net cash proceeds received by or on behalf of Borrower as a result of Borrower’s issuance or sale of its stock and (z) 100% of any indemnification payments made to Borrower pursuant to the terms of the Merger Agreement. For purposes of this definition, as to any event giving rise to net cash proceeds, the calculation of such net cash proceeds shall include netting for (i) the direct costs relating to the event giving rise to such proceeds (including, as applicable (x) sales commissions and (y) legal, accounting and investment banking fees, commissions and expenses) in each case to the extent paid to unaffiliated third parties, (ii) taxes paid or reasonably estimated by the Borrower to be payable as a result of such event (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (iii) amounts required to be applied to the repayment of any Indebtedness secured by a Permitted Lien on the asset being disposed of in connection with such event.

(c) Change of Control Premium. In the event that all, or any portion, of the Loans is repaid (whether voluntarily, mandatorily, as a result of acceleration, or otherwise) (i) upon the occurrence of a Change of Control during the first year after the Incremental Funding Date, Borrower shall pay a fee to Lenders, ratably in accordance with their respective commitment percentages set forth on Schedule 1.1 hereto, equal to the present value (discounted at a rate equal to the rate on five-year U.S. treasury billed at the time of such Change of Control as reasonably selected by Lenders plus 50 basis points) of the unpaid interest that would have accrued through the first anniversary of the Incremental Funding Date as though the full amount of the Loans had been funded on the Incremental Funding Date and had remained outstanding during such one-year period or (ii) upon the occurrence of a Change of Control at any time after the first anniversary of the Incremental Funding Date, such repayment (whether voluntary, mandatory, as a result of acceleration, or otherwise) shall be subject to the applicable Prepayment Premium set forth in 1.1(b)(i) above.

Appendix A-3

Section 1.2. INTEREST.

(a) Interest. The outstanding principal balance of the Loans shall bear interest at the rate of interest of (i) initially, 12.0% per annum (computed on the basis of a 360-day year, actual days elapsed) for the principal amount of the Loans and any overdue interest thereon and (ii) commencing with the first full fiscal quarter ending after the Incremental Funding Date, a rate of interest of 12.0% per annum (computed on the basis of a 360-day year, actual days elapsed) plus such additional amounts (which additional amounts may be payable in cash or in kind) in any applicable fiscal quarter based on the EBITDA set forth in the most recent certificate delivered to the Lenders pursuant to Section 4.3 of this Agreement (any such additional interest determined based on the following pricing grid, “Additional Interest” and such pricing grid, the “Additional Interest Pricing Grid”):

Pricing Level	EBITDA	Additional Interest (per annum)
I	Greater than or equal to $0.0 million	0.00%
II	Greater than or equal to $(2.0) million but less than $0.00 million	1.00%
III	Greater than or equal to $(5.0) million but less than $(2.0) million	2.00%
IV	Less than $(5.0) million	4.00%

and (iii) such interest rate shall be further increased in an amount equal to 2.00% per annum (which may be payable in cash or in kind) with respect to any applicable fiscal period during which Parent Guarantor (as defined in Section 5.6) is not S-X Compliant (such Additional Interest, the “S-X Additional Interest”; provided, for the avoidance of doubt, such S-X Additional Interest shall be applicable only to such quarter during which Parent Guarantor is not S-X Compliant or has failed to deliver a Compliance Certificate in accordance with Section 4.3 hereof certifying as such). Notwithstanding anything to the contrary, if in connection with the preparation of the annual audited financial statements of the Borrower for any fiscal year, the Borrower determines that the Parent Guarantor was not S-X Compliant as to any fiscal quarter during such fiscal year as to which the Borrower previously certified that Parent Guarantor was S-X Compliant, then (a) the Borrower shall promptly notify the Lenders in writing of such determination, (b) S-X Additional Interest shall be deemed to have accrued and to apply retroactively to such relevant fiscal quarter and, if not paid in cash upon the giving of such notification by Borrower, to have been paid in kind and (c) the giving by the Borrower of such previous certification that Parent Guarantor was S-X Compliant shall not otherwise constitute an Event of Default under this Agreement or the Loan Documents. As used herein, “S-X Compliant” means the Parent Guarantor is in compliance in all material respects with the requirements of the Sarbanes-Oxley Act of 2002 for the applicable fiscal quarter.

Appendix A-4

Notwithstanding anything herein to the contrary, for any applicable fiscal period with respect to which Borrower has failed to deliver a Compliance Certificate in accordance with Section 4.3, the Additional Interest with respect to such period shall be deemed to be the highest level (“Level IV”) in the Additional Interest Pricing Grid plus, in the case of any such fiscal period during which Parent Guarantor is required to be S-X Compliant, the S-X Additional Interest. Additional Interest shall be subject to increase or decrease effective as of the first Business Day immediately following the date the certificate delivered pursuant to Section 4.3 is delivered to the Lenders. In the event that any financial statement or certificate delivered pursuant to Section 4.3 is shown to be inaccurate at a time when this Agreement is in effect and unpaid Loans under this Agreement are outstanding (other than indemnities and other contingent obligations not yet due and payable), and such inaccuracy, if corrected, would have led to the application of a higher or lower rate of interest for any period (an “Applicable Period”) then the Additional Interest actually applied for such Applicable Period, then (i) Borrower shall promptly deliver to the Lenders a correct certificate required by Section 4.3 for such Applicable Period, (ii) (A) if such inaccuracy if corrected, would have resulted in a higher rate of Additional Interest, the Additional Interest shall be deemed to be such higher Additional Interest, and (B) Borrower shall pay upon five (5) Business Days after any Lender makes a written demand thereof, the accrued additional interest owing as a result of such increased Additional Interest for such Applicable Period and (iii) (A) if such inaccuracy if corrected, would have resulted in a lower rate of Additional Interest, the Additional Interest shall be deemed to be such lower Additional Interest, and (B) Borrower may credit to the future payments of interest (or, if the Loans have matured or been accelerated, the principal upon the Loans) an amount equal to the lower interest owing as a result of such lower Additional Interest for such Applicable Period; provided, that, any such inaccuracy resulting in lower Additional Interest for any such Applicable Period shall have been reported by Borrower within 90 days of such Applicable Period.

At the election of Borrower prior to the Maturity Date (it being understood that, if Borrower does not pay such interest in cash on the applicable Interest Payment Date (as defined below), Borrower shall be deemed to have made such election for such Interest Payment Date), interest (including without limitation Additional Interest and S-X Additional Interest (but not, for the avoidance of doubt default interest pursuant to Section 1.2(b) below)) in excess of 5.0% per annum may, in lieu of being paid in cash, be capitalized and added to the principal amount of the Loan (ratably owing to Lenders based on their respective loan percentages as set forth on Schedule 1.1 hereto).

Interest shall accrue and be payable on the last business day of each March, June, September and December, commencing on June 29, 2018, (each, an “Interest Payment Date”) and on the Maturity Date.

(b) Default Interest. From and after the Maturity Date, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, or upon the occurrence and during the continuance of an Event of Default, then, the outstanding principal amount of the Loan shall bear interest at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4.0%) above the rate of interest from time to time otherwise applicable to the Loan (including Additional Interest and Additional S-X Interest, as applicable), which increase shall be in the form of cash interest and shall take effect automatically and without further action (of the Lenders or otherwise).

Section 1.3. CREATION OF SECURITY INTEREST.

(a) Grant of Security Interest. Borrower hereby grants Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

Appendix A-5

Borrower (on behalf of itself and its subsidiaries) hereby grants to Lenders an irrevocable, non-exclusive, world-wide license, exercisable upon the occurrence and during the continuance of an Event of Default, without payment of royalty or other compensation to Borrower or any of its subsidiaries, to use, transfer, license or sublicense any intellectual property (including, without limitation, patents, trademarks, copyrights, service marks, trade secrets and other intellectual property) now owned, licensed to, or hereafter acquired by Borrower or such subsidiaries, and wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided that such license (a) will be used in connection with Lenders’ exercise of their rights and remedies under the Loan Documents and (b) will terminate on the date on which all indebtedness and other obligations (other than unasserted, contingent indemnification obligations) arising under the Loan Documents are paid in full.

If this Agreement is terminated, Lenders’ Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations), Lenders shall, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower. In the event (x) all Obligations (other than inchoate indemnity obligations), are satisfied in full, and (y) any commitment of the Lenders to extend financial accommodations to the Borrowers shall have expired or been terminated, Lenders shall terminate the security interests granted herein and in the other Loan Documents and shall (at the cost and expense of the Borrower) execute and deliver (and cause the Collateral Agent to execute and deliver) such terminations and releases of such security interests as the Borrower may reasonably request.

(b) Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected (to the extent perfection can be achieved by the filing of financing statements or the taking of other actions that have been taken or requested to be taken by the Lenders) security interest in the Collateral (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement or applicable law to have superior priority to the Lenders’ Lien under this Agreement). If Borrower shall acquire a commercial tort claim in an amount in excess of $100,000 (which dollar threshold shall not apply if an Event of Default is continuing), Borrower shall promptly notify Lenders in a writing signed by Borrower of the general details thereof and grant to Lenders in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Lenders.

(c) Authorization to File Financing Statements. Borrower hereby authorizes Lenders to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Lenders’ interest or rights hereunder. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, in the Lenders’ discretion.

Article II

 REPRESENTATIONS AND WARRANTIES

Borrower makes the following representations and warranties to Lenders, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until all indebtedness and other obligations (other than unasserted, contingent indemnification obligations) arising under this Agreement and the other Loan Documents are paid in full.

Section 2.1. LEGAL STATUS. Borrower is: (a) a limited liability company, duly organized and existing and in good standing under the laws of Delaware, (b) is qualified or licensed to do business (and is in good standing as a foreign corporation, if applicable) in all jurisdictions in which the failure to so qualify or to be so licensed could have a Material Adverse Effect on Borrower; and (c) not the target of any trade or economic sanctions promulgated by the United Nations or the governments of the United States, the United Kingdom, the European Union, or any other jurisdiction in which Borrower is located or operates (collectively, “Sanctions”). As used herein, “Material Adverse Effect” means (a) a material adverse effect on the operations, business, assets, properties, financial prospects, liabilities (actual or contingent) or financial condition of Borrower, (b) a material impairment of the ability of Borrower to perform its obligations under the Loan Documents to which it is a party, (c) a material impairment of the rights and remedies of Lenders under any Loan Document or (d) an impairment of the legality, validity, binding effect or enforceability against Borrower of any Loan Document to which it is a party.

Appendix A-6

Section 2.2. AUTHORIZATION AND VALIDITY. This Agreement and each guaranty, contract, instrument and other document required hereby or at any time hereafter delivered to Lenders in connection herewith (collectively, the “Loan Documents”) have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor’s rights, generally and by general principles of equity. In connection with this Agreement as amended and restated on the Incremental Funding Date, Borrower has delivered to Lenders a completed certificate signed by Borrower entitled “Perfection Certificate” (the “Perfection Certificate”). Borrower represents and warrants to Lenders (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate (as updated from time to time pursuant to the terms hereof) accurately sets forth, as of the date thereof, Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) except as set forth in the Perfection Certificate, Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate (as updated from time to time pursuant to the terms hereof) pertaining to Borrower and each of its Subsidiaries is accurate and complete as of the date thereof (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Incremental Funding Date by delivering a new Perfection Certificate or by disclosing such updates on a monthly Compliance Certificate to the extent such updates result from actions, transactions or circumstances that are permitted by this Agreement and all references to “Perfection Certificate” shall hereinafter be deemed to be a reference to the updated Perfection Certificate). If Borrower is not now a registered organization but later becomes one, Borrower shall promptly notify Lenders of such occurrence and provide Lenders with Borrower’s organizational identification number.

Section 2.3. NO VIOLATION. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of the organizational and governing documents of Borrower, or result in any breach of or default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound, except as could not have a Material Adverse Effect on the financial condition or operation of Borrower.

Section 2.4. LITIGATION. There are no pending, or to the best of Borrower’s knowledge threatened in writing, actions, claims, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which could have a Material Adverse Effect on the financial condition or operation of Borrower, except as described on Schedule 2.4 hereto.

Appendix A-7

Section 2.5. CORRECTNESS OF FINANCIAL STATEMENT. The annual financial statement of Borrower dated December 31, 2016, and all interim financial statements of Borrower delivered to Lenders (or set forth in public filings) since said date, true copies of which have been delivered by Borrower to Lenders (or set forth in public filings) prior to the date hereof, (a) are complete and correct in all material respects and present fairly the financial condition of Borrower, (b) disclose all liabilities of Borrower that, as of the date thereof, are required to be reflected or reserved against under generally accepted accounting principles, whether liquidated or unliquidated, fixed or contingent, and (c) have been prepared in accordance with generally accepted accounting principles consistently applied. Since the dates of such financial statements there has been no material adverse change in the financial condition of Borrower, nor has Borrower mortgaged, pledged, granted a security interest in or otherwise encumbered any of its assets or properties except Permitted Liens (as defined below).

Section 2.6. INCOME AND SALES TAX RETURNS. Borrower has no knowledge of any pending assessments or adjustments (in an amount in excess of $10,000) of its income or sales tax payable with respect to any year, except for (i) income or sales tax being contested or disputed in accordance with Section 4.7 or as disclosed in the Perfection Certificate or (ii) such pending assessments or adjustments described on Schedule 2.6 hereto with respect to which the potential exposure does not exceed $3,000,000 in the aggregate.

Section 2.7. NO SUBORDINATION. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower’s obligations subject to this Agreement to any other obligation of Borrower.

Section 2.8. PERMITS, FRANCHISES. Borrower possesses, and will hereafter possess, all permits, consents, approvals, franchises and licenses required and rights to all trademarks, trade names, patents, and fictitious names, if any, necessary to enable it to conduct the business in which it is now engaged in compliance with applicable law, except as could not have a Material Adverse Effect on the financial condition or operation of Borrower.

Section 2.9. ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time (“ERISA”); Borrower has not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower (each, a “Plan”); no Reportable Event as defined in ERISA has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

Section 2.10. OTHER OBLIGATIONS. Borrower is not in default on any obligation for borrowed money in an amount in excess of $250,000, any purchase money obligation in an amount in excess of $250,000 or any other material lease, commitment, contract, instrument or obligation, except as set forth on Schedule 2.10. As of the Incremental Funding Date, the aggregate amount of accounts payable greater than 60 days past due and owed by Borrower does not exceed $1,000,000.

Section 2.11. ENVIRONMENTAL MATTERS. Except as specifically disclosed on Schedule 2.11 hereto, Borrower is in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower’s operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time (collectively, “Environmental Laws”). None of the operations of Borrower is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower has no material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

Appendix A-8

Section 2.12. COLLATERAL. Subject to the next paragraph, Borrower has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. All Inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate (as updated from time to time), (d) non-material Intellectual Property of de minimis value to Borrower and which has been abandoned or terminated in the exercise of Borrower’s reasonable business judgment and in accordance with the terms of this Agreement and (e) exclusive licenses of intellectual property by or to EdiZONE, LLC existing on the Incremental Funding Date and described in the Perfection Certificate. Each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged by the United States Patent and Trademark Office, the United States Copyright Office, or any court of competent jurisdiction to be invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business.

Article III

CONDITIONS

Section 3.1. CONDITIONS TO INCREMENTAL FUNDING DATE. This Agreement shall not become effective and the Incremental Loan shall not be funded until the date on which each of the following conditions precedent shall have been satisfied or waived in a manner satisfactory to Lenders (the “Incremental Funding Date”):

(a) Documentation. Lenders shall have received, in form and substance satisfactory to Lenders, each of the following, duly executed:

(i)	This Agreement;

(ii)	Amended and Restated Parent Guaranty substantially in the form attached hereto as Exhibit A-1;

(iii)	Guarantor Security Agreement substantially in the form attached hereto as Exhibit A-2;

(iv)	Intellectual Property Security Agreement substantially in the form attached hereto as Exhibit A-3;

(v)	Perfection Certificate substantially in the form attached hereto as Exhibit A-4;

(vi)	certified copies, dated as of a recent date, of financing statement searches, as Lenders may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, on the Incremental Funding Date, will be terminated or released;

Appendix A-9

(vii)	a customary legal opinion of Borrower’s counsel dated as of the Incremental Funding Date in form and substance reasonably acceptable to the Lenders; and

(viii)	Incremental Funding Date Warrants substantially in the form attached hereto as Exhibit A-5 and all related documentation approved by the independent directors of the board of directors of Parent Guarantor and Borrower;

(ix)	the Registration Rights Agreement substantially in the form attached hereto as Exhibit A-6;

(x)	such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of responsible officers of each Loan Party as the Lenders may reasonably require evidencing the identity, authority and capacity of each responsible officer thereof authorized to act as a responsible officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and such documents, registers and certifications (including organization documents and, if applicable, good standing certificates in the jurisdiction of organization of the applicable Loan Party) as the Lenders may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of them is validly existing and in good standing;

(xi)	Lenders shall have received a certificate from a responsible officer of Borrower, in form and substance reasonably satisfactory to the Lenders, certifying as to compliance with the conditions set forth in clauses (c), (d), (f) and (g) of this Section 3.1; and

(xii)	Deposit account control agreements providing for springing control of a deposit account upon the occurrence and during the continuation of an event of default, landlord waivers (to the extent that, as to leased locations owned by a person or entity that is not an affiliate of the Borrower, the same are obtainable after exercising commercially reasonable efforts to obtain same) and credit card notifications, in each case in a form reasonably satisfactory to the Lenders, and such other documents as Lenders may require under any other Section of this Agreement.

(b) Secured Collateral. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid, perfected security interest in the Collateral, the Lenders and the Collateral Agent shall have received evidence reasonably satisfactory to the Lenders of the compliance by Borrower and Parent Guarantor of their obligations under this Agreement and any other security documents delivered in connection herewith (collectively, the “Security Documents”) as may be taken or requested to be taken by the Lenders (including, without limitation, their obligations to authorize or execute, as the case may be, and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein, all in a form reasonably prescribed by the Lenders ).

(c) Receipt of Shareholder Approval. Borrower shall have obtained the requisite shareholder approval, including without limitation, shareholder consent by the holders of Equity Interest in the Parent Guarantor and any related board or regulatory approval, to enter into this Agreement and perform its obligations hereunder (“Shareholder Approval”).

Appendix A-10

(d) Financial Condition. There shall have been no material adverse change in the financial condition or business of Borrower hereunder, if any, nor any material decline in the book value of a substantial or material portion of the assets of Borrower, if any.

(e) Payment of Fees and Expenses. Borrower shall pay to Lenders (i) an amendment fee equal to 0.35% of the Original Loan (based on such Lender’s pro rata share thereof including capitalized interest accrued through the date hereof), (ii) an upfront fee equal to 4.00% of the original principal amount of the Incremental Loan (based on such Lender’s pro rata share thereof) and (iii) all other costs, fees and reasonable and documented expenses (including, without limitation, legal fees and expenses) to be paid by the Borrower to the Lenders shall have been paid (or shall be paid substantially concurrently with the effectiveness of this Agreement on the Incremental Funding Date) to the extent due and not previously paid.

(f) No Default. No Default or Event of Default shall have occurred and be continuing

(g) Representations and Warranties. The representations and warranties of Borrower and Parent Guarantor set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects.

Section 3.2. CONDITIONS TO ADDITIONAL LOANS. To the extent Borrower has requested Additional Loans and any Lender has agreed to fund such Additional Loans, such Additional Loans shall not be funded until the date on which each of the following conditions precedent shall have been satisfied or waived in a manner satisfactory to Lenders funding such Additional Loans (the “Additional Loan Funding Date”):

(a) Documentation. Lenders shall have received, in form and substance satisfactory to Lenders, each of the following, duly executed:

(i)	An Additional Loan Request substantially in the form of Exhibit C hereto, together with a certificate from a responsible officer of Borrower certifying as to the satisfaction of the Approval Condition in connection with such Additional Loan Request; provided that the Approval Conditions cannot be waived by any Lender

(ii)	a customary legal opinion of Borrower’s counsel dated as of the Additional Loan Funding Date in form and substance reasonably acceptable to the Lenders;

(iii)	Additional Loan Funding Date Warrants substantially in the form attached hereto as Exhibit A-7;

(iv)	the Registration Rights Agreement substantially in the form attached hereto as Exhibit A-6;

(v)	such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of responsible officers of each Loan Party as the Lenders may reasonably require evidencing the identity, authority and capacity of each responsible officer thereof authorized to act as a responsible officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and such documents, registers and certifications (including organization documents and, if applicable, good standing certificates in the jurisdiction of organization of the applicable Loan Party) as the Lenders may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of them is validly existing and in good standing; and

Appendix A-11

(vi)	Lenders shall have received a certificate from a responsible officer of Borrower, in form and substance reasonably satisfactory to the Lenders, certifying as to compliance with the conditions set forth in clauses (b), (d), and (e) of this Section 3.2.

(b) Financial Condition. There shall have been no material adverse change in the financial condition or business of Borrower hereunder, if any, nor any material decline in the book value of a substantial or material portion of the assets of Borrower, if any.

(c) Payment of Fees and Expenses. Borrower shall pay to Lenders (i) an upfront fee equal to 4.00% of the original principal amount of the Additional Loan (based on such Lender’s pro rata share thereof) and (ii) all other costs, fees and reasonable and documented expenses (including, without limitation, legal fees and expenses) to be paid by the Borrower to the Lenders shall have been paid (or shall be paid substantially concurrently with the effectiveness of this Agreement on the Additional Loan Funding Date) to the extent due and not previously paid.

(d) No Default. No Default or Event of Default shall have occurred and be continuing

(e) Representations and Warranties. The representations and warranties of Borrower and Parent Guarantor set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects.

Article IV

AFFIRMATIVE COVENANTS

Borrower covenants that so long as the Loan (or the commitments in respect thereof) remain outstanding, and until all indebtedness and other obligations (other than unasserted, contingent indemnification obligations) arising under this Agreement and the other Loan Documents are paid in full, Borrower shall, unless Lenders otherwise consent in writing:

Section 4.1. PUNCTUAL PAYMENTS. Punctually pay all principal, interest, fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Lenders, the amount by which the outstanding principal balance of any credit subject hereto at any time exceeds any limitation on Loans applicable thereto.

Section 4.2. ACCOUNTING RECORDS. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of the Majority Lenders, at any reasonable time during regular business hours, to inspect, audit and examine such books and records, to make copies of the same, and to inspect the properties of Borrower. Notwithstanding anything to the contrary, such Lender shall bear the cost and expense of such inspections, audits and examinations; provided that any such examinations, audits and examinations conducted during an Event of Default shall be at the cost and expense of Borrower.

Appendix A-12

Section 4.3. FINANCIAL STATEMENTS. Provide to Lenders all of the following, in form and detail reasonably satisfactory to Lenders:

(a) not later than 90 days (or, if Borrower is required to include such financial statements in an Annual Report on Form 10-K, such later date as may be permitted by the Securities Exchange Act or the rules thereunder) after and as of the end of each fiscal year of Borrower, an audited financial statement of Borrower, prepared by a certified public accountant acceptable to Lenders, to include balance sheet, income statement and statement of cash flows and sources, and within 30 days after filing, but in no event later than each August 30, copies of Borrower’s filed federal income tax returns for such year. The audited annual financial statements shall be accompanied by the unqualified opinion (as to scope of opinion and going concern) of such accountant addressed to Lenders;

(b) not later than 45 days (or, if Borrower is required to include such financial statements in a Quarterly Report on Form 10-Q, such later date as may be permitted by the Securities Exchange Act or the rules thereunder) after and as of the end of each fiscal quarter, a financial statement of Borrower, prepared by Borrower, to include balance sheet, income statement and statement of cash flows and sources;

(c) contemporaneously with each annual and quarterly financial statement of Borrower required hereby, a certificate of the president or chief financial officer, a general partner or a member of Borrower, as applicable, substantially to the form of Exhibit B attached hereto (a “Compliance Certificate”) and incorporated herein by this reference that (i) said financial statements are complete and correct in all material respects and fairly present the financial condition of Borrower as of the date thereof, (ii) there exists no Default or Event of Default, except as set forth in such certificate, (iii) sets forth the calculations of trailing last twelve-month EBITDA evidencing compliance with Section 5.11 hereof, (iv) sets forth the calculations of quarterly EBITDA for the applicable period for the purpose of determining the level set forth in the Additional Interest Pricing Grid and (v) with respect to the Compliance Certificate delivered in connection with any annual or quarterly financial statements for any fiscal period commencing with the fiscal quarter ending on March 31, 2020, certifying whether or not Parent Guarantor is S-X Compliant for the applicable fiscal quarter; and

(d) from time to time such other information regarding Borrower and its properties and operations as Lenders may reasonably request.

To the extent any financial statements required by Section 4.3(a) or Section 4.3(b) are included in an Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, such financial statements shall be deemed to have been provided to Lenders hereunder in form satisfactory to Lenders and shall be deemed delivered to Lenders when such financial statements are filed for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System.

Section 4.4. COMPLIANCE. (a) Preserve and maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business, except as could not have a Material Adverse Effect on the financial condition or operation of Borrower; (b) comply with the provisions of all documents pursuant to which Borrower is organized and/or which govern Borrower’s continued existence; (c) comply with the requirements of all laws, rules, regulations and orders of any jurisdiction in which Borrower is located or doing business, or otherwise is applicable to Borrower, except as could not have a Material Adverse Effect on the financial condition or operation of Borrower; (d) comply in all material respects with all Environmental Laws and (e) comply with (i) all Sanctions, (ii) all laws and regulations that relate to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto, (iii) the U.S. Foreign Corrupt Practices Act of 1977, as amended, (iv) the U.K. Bribery Act of 2010, as amended, and (v) any other applicable anti-bribery or anti-corruption laws and regulations.

Appendix A-13

Section 4.5. INSURANCE. Maintain and keep in force, for each business in which Borrower is engaged, insurance of the types and in amounts customarily carried in similar lines of business, including but not limited to fire, extended coverage, commercial general liability, directors’ and officers’ liability, flood, and, if required, hurricane, windstorm, seismic property damage and workers’ compensation.

Section 4.6. FACILITIES. Keep all properties useful or necessary to Borrower’s business in good repair and condition (ordinary wear and tear excepted), and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained (ordinary wear and tear excepted).

Section 4.7. TAXES AND OTHER LIABILITIES. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, in an amount exceeding $10,000 except (a) such as Borrower may in good faith contest or as to which a bona fide dispute may arise, and (b) for which Borrower maintains adequate reserves with respect thereto, in accordance with generally accepted accounting principles, for eventual payment thereof in the event Borrower is obligated to make such payment.

Section 4.8. LITIGATION. Promptly give notice in writing to Lenders of any litigation pending or threatened against Borrower with a claim reasonably expected to be in excess of $500,000.00.

Section 4.9. NOTICE TO LENDERS. Promptly (but in no event more than five (5) days after the occurrence of each such event or matter) give written notice to Lenders in reasonable detail of: (a) the occurrence of any Default or Event of Default; (c) the occurrence and nature of any Reportable Event or Prohibited Transaction relating to Borrower, each as defined in ERISA, or any funding deficiency with respect to any Plan; or (d) any termination or cancellation of any insurance policy which Borrower is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower’s property in an amount in excess of $100,000.

Section 4.10. PROTECTION AND REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

(a) (i) Except as set forth in Section 2.12, protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Lenders in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property; and (iii) except as provided in Section 2.12, not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lenders’ written consent.

Appendix A-14

(b) If Borrower (i) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (ii) applies for any Patent or the registration of any Trademark, then Borrower shall, on or prior to the due date for the delivery of the Compliance Certificate for the month following same, provide written notice thereof to Lenders and shall execute such intellectual property security agreements and other documents and take such other actions as Lenders may reasonably request to perfect and maintain a first priority perfected security interest in favor of Lenders in such property (subject to Permitted Liens which are permitted pursuant to the terms of this Agreement or applicable law to have superior priority to Lenders’ Liens). If Borrower decides to register any Copyrights or mask works in the United States Copyright Office, Borrower shall: (x) on or prior to the due date for the Delivery of the Compliance Certificate for the month following same, provide Lenders with at least fifteen (15) days prior written notice of Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (including exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Lenders may reasonably request to perfect and maintain a first priority security in favor of Lenders (subject to Permitted Liens which are permitted pursuant to the terms of this Agreement or applicable law to have superior priority to Lenders’ Liens) in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright with the United States Copyright Office. Borrower shall on or prior to the due date for the delivery of the Compliance Certificate for the month following such filing, promptly provide to Lenders copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, together with evidence of the recording of the intellectual property security agreement required for Lenders to perfect and maintain a first priority perfected security interest in such property (subject to Permitted Liens which are permitted pursuant to the terms of this Agreement or applicable law to have superior priority to Lenders’ Liens).

Section 4.11. FORMATION OR ACQUISITION OF SUBSIDIARIES. Notwithstanding and without limiting the negative covenants contained in Sections 5.4 and 5.7 hereof, at the time that Borrower or any Guarantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Original Closing Date, Borrower and such Guarantor shall (a) notify Lenders in writing of the formation or acquisition of such Subsidiary; (b) promptly upon Lenders’ request, cause such new Subsidiary that is a Domestic Subsidiary to provide to Lenders a joinder to this Agreement to cause such Domestic Subsidiary to become a co-borrower hereunder, together with such appropriate financing statements and/or control agreements, all in form and substance satisfactory to Lenders in its reasonable discretion (including being sufficient to grant Lenders a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Domestic Subsidiary), (c) provide to Lenders appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in any such new Domestic Subsidiary or Foreign Subsidiary, as applicable, in form and substance satisfactory to Lenders in its reasonable discretion (provided that in no event shall more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter be pledged if the pledge of a greater amount would cause Borrower adverse tax consequences under Internal Revenue Code Section 956 or any successor statute during the subject fiscal year), and (d) provide to Lenders all other documentation in form and substance satisfactory to Lenders in their reasonable discretion, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 4.11 shall be a Loan Document.

Section 4.12. FURTHER ASSURANCES. Execute any further instruments and take further action as Lenders reasonably requests to perfect or continue Lenders’ Lien in the Collateral or to effect the purposes of this Agreement. Deliver to Lenders, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any governmental authority regarding compliance with or maintenance of governmental approvals or requirements of law that could reasonably be expected to have a material effect on any of the governmental approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

Appendix A-15

Article V

NEGATIVE COVENANTS

Borrower further covenants that so long as the Loan (or the commitments in respect thereof) remain outstanding, and until all indebtedness and other obligations (other than unasserted, contingent indemnification obligations) arising under this Agreement and the other Loan Documents are paid in full, Borrower will not without Lenders’ prior written consent:

Section 5.1. USE OF FUNDS. Use any of the proceeds of any credit extended hereunder except for the purposes stated in Article I hereof, or directly or indirectly use any such proceeds for the purpose of (a) providing financing to, or otherwise funding, any targets of Sanctions; or (b) providing financing for, or otherwise funding, any transaction which would be prohibited by Sanctions or would otherwise cause Lenders or any affiliate of a Lender to be in breach of any Sanctions.

Section 5.2. CAPITAL EXPENDITURES. Make any additional investment in fixed assets in any fiscal year in excess of an aggregate of $20,000,000.00.

Section 5.3. OTHER INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness or liabilities (each to the extent resulting from borrowings, loans or advances of money), whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Lenders, (b) any other liabilities of Borrower existing as of, and specifically disclosed on Schedule 5.3 hereto (and together with refinancings or replacements thereof that do not increase the principal amount thereof), (c) Capital Lease Obligations and purchase money indebtedness in an aggregate amount not to exceed $10,000,000.00 at any time outstanding, (d) (i) unsecured obligations under commercial credit cards in the ordinary course of business in a principal amount not exceeding $5,000,000 outstanding at any time and (ii) other unsecured indebtedness in an amount not exceeding $250,000 outstanding at any time, (e) any indebtedness and obligations (each, an “Asset Based Credit Facility”) to an asset based lender (each, an “Asset Based Lender”) in an amount not to exceed $10,000,000 at any time outstanding; provided, that Lenders agree to negotiate in good faith and enter into customary pari passu intercreditor arrangements with respect to any such Asset Based Credit Facility entered into pursuant to this Section 5.3(e) (provided, however, that in no event shall any such Asset Based Credit Facility be secured by (x) any lien on the assets of Parent Guarantor, the Borrower or any Subsidiary constituting intellectual property or (y) in the case of any lien on Collateral that does not constitute intellectual property (the “Shared Collateral”), by a lien on such Shared Collateral that secures such Asset Based Credit Facility on a greater than pari passu basis with the liens securing the Loans); provided, further that up to $5,000,000 of the indebtedness permitted to be incurred under this Section 5.3(e) may be in the form of other secured or unsecured indebtedness (the principal amount of any such indebtedness incurred pursuant to this proviso shall, for the avoidance of doubt, reduce dollar-for-dollar the aggregate amount of indebtedness permitted to be incurred under this Section 5.3(e)); and (f) additional indebtedness (each, an “Additional Debt Facility”) so long as after giving effect to the incurrence thereof Borrower is in compliance with the Debt Incurrence Conditions. As used herein, (i) “Capital Lease Obligations” of any person or entity means the obligations of such person or entity to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person or entity under generally accepted accounting principles, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with generally accepted accounting principles, consistently applied (“GAAP”); provided, that in the event that Borrower notifies Lenders that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then Borrower and Majority Lenders shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to any Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof, (ii) “Debt Incurrence Conditions” means that (x) no Default or Event of Default is continuing or would result from the incurrence of such indebtedness and (y) after giving effect to the incurrence of such indebtedness, Borrower would be in compliance (determined on a pro forma basis after giving effect to such incurrence) with a Total Debt Ratio not to exceed 2.00:1.00 (iii) “Total Debt Ratio” means the ratio of (A) (x) all indebtedness incurred by Borrower (for the avoidance of doubt, including (without limitation) Capital Lease Obligations), plus (x) solely for the purpose of determining compliance with Section 5.7(c) hereof, all cash dividends and distributions to be made pursuant to Section 5.7(c) of this agreement, together with all such cash dividends and distributions made prior to the date of the proposed use of such amount in reliance on Section 5.7(c), to (B) net profit of Borrower before tax plus, to the extent deducted in determining net profit before tax, interest expense (net of capitalized interest expense), depreciation expense, amortization expense, non-cash compensation expense and, to the extent approved by Lenders (such approval not to be unreasonably withheld, conditioned or delayed), transaction expenses incurred in connection with the GPAC Merger (as defined herein), each as determined for the most recently ended period of four consecutive fiscal quarters of the Borrower (this clause (B), “Adjusted Cash Flow”), and (iv) “GPAC Merger” means the merger of PRPL Acquisition, LLC with and into borrower, pursuant to which Global Partner Acquisition Corp. acquired a minority interest in Borrower and the shareholders in Borrower existing on the Original Closing Date maintained a majority interest in Borrower through rolled equity.

Appendix A-16

Section 5.4. MERGER, CONSOLIDATION, TRANSFER OF ASSETS, DIVISIONS. Merge into or consolidate with any other entity; make any substantial change in the nature of Borrower’s business as conducted as of the date hereof; other than as permitted by Section 5.6 hereof, acquire all or substantially all of the assets of any other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower’s assets except in the ordinary course of its business and, so long as no Default or Event of Default is continuing or would result therefrom, other sales and dispositions in an amount not exceeding $250,000 in any fiscal year of Borrower. Notwithstanding anything herein to the contrary, for all purposes under this Agreement and the other Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any person becomes the asset, right, obligation or liability of a different person, then it shall be deemed to have been transferred from the original person to the subsequent person, and (b) if any new person comes into existence, such new person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 5.5. GUARANTIES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any other person or entity, except, if applicable, any of the foregoing in favor of an Asset Based Lender pursuant an Asset Based Credit Facility or any holder of any Additional Debt Facility otherwise permitted hereunder.

Section 5.6. LOANS, ADVANCES, INVESTMENTS. Make any loans or advances to or investments in any person or entity, except (a) any of the foregoing existing as of, and specifically disclosed on Schedule 5.6 hereto (including investments existing on the date hereof in EquaPressure LLC, which is an inactive subsidiary of Borrower), (b) travel and other advances to management personnel and employees in the ordinary course of business; (c) other readily marketable Investments in debt securities which are reasonably acceptable to Lenders, (d) loans, advances and investment in Subsidiary Guarantors as to which the Borrower has complied with Section 4.11; (e) Permitted Acquisitions and (f) so long as no Default or Event of Default is continuing or would result therefrom, investments not otherwise permitted hereunder which are made after the date hereof so long as the aggregate amount of all such Investments does not exceed $250,000 at any one time outstanding. As used herein, “Permitted Acquisition” means any transaction or series of related transactions by Borrower for (i) the direct or indirect acquisition of all or substantially all of the property or assets of any U.S. person, or of any assets constituting a line of business, business unit or division of any person located in the U.S., or, with respect to intellectual property assets related to the business, located in the U.S. or any other jurisdiction, (ii) the acquisition (including by merger or consolidation) of the equity interests (other than director qualifying shares) of any person that becomes a subsidiary of Borrower after giving effect to such transaction, or (iii) a merger or consolidation or any other combination with any person (so long as a Loan Party, to the extent such Loan Party is a party to such merger or consolidation, is the surviving entity); provided that each of the following conditions shall be met: (A) no Default or Event of Default shall exist either at the time of the consummation of such acquisition or execution of applicable acquisition documentation, or in each case would result therefrom, (B) such acquisition is consensual, (C) such acquisition shall not result in a decrease to the Adjusted Cash Flow of Borrower prior to giving effect thereto, (D) Borrower shall have delivered to Lenders at least five (5) business days prior to the consummation thereof (1) a due diligence package comprising such material and information that Borrower has obtained during the course of its own diligence process, and (2) notice of such acquisition setting forth in reasonable detail the terms and conditions of such acquisition, (e) Borrower shall be in pro forma compliance with the Debt Incurrence Conditions after giving effect thereto and (F) the target shall be in a similar line of business as Borrower; provided, further, that any acquired subsidiary shall execute a guaranty in substantially the form of the Parent Guaranty attached hereto as Exhibit A-1 (a “Subsidiary Guarantor”; any Subsidiary Guarantors together with Purple Innovation, Inc., a Delaware corporation (the “Parent Guarantor”) and Borrower are each referred to herein as “Loan Party” and collectively “Loan Parties”).

Appendix A-17

Section 5.7. DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash, stock or any other property on Borrower’s stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower’s stock now or hereafter outstanding; provided however, that Borrower may (a) pay any Tax Distributions (as defined in the Limited Liability Company Agreement of Borrower), (b) pay other cash dividends or distributions to its shareholders, members or partners, as applicable, in any year to cover such shareholders’, members’ or partners’ federal and state income tax liability for the immediately preceding year, to the extent not paid pursuant to Section 5.7(a) hereof, arising as a direct result of Borrower’s reported income for said year, but not to exceed the minimum amount so required, and Borrower shall provide to Lenders, upon request, any documentation required by Lenders to substantiate the appropriateness of amounts paid or to be paid, (c) make distributions to Parent Guarantor for the purpose of repurchasing the stock of former employees or consultants pursuant to stock repurchase agreements, provided that the aggregate amount of all such repurchases does not exceed Two Hundred Fifty Thousand Dollars ($250,000) per fiscal year, (d) pay the costs and expenses incurred by Parent Guarantor in its capacity as the corporate parent of the Borrower in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) per fiscal year and (e) pay other cash dividends and distributions, so long as (x) no Default or Event of Default is continuing or would result from the payment of such dividends or distributions and (y) after giving effect to the payment of such dividends or distributions, Borrower would be in compliance (determined as of the last day of the most recently ended fiscal quarter on a pro forma basis after giving effect to such payment) with a Total Debt Ratio not to exceed 2.00:1.00.

Section 5.8. PLEDGE OF ASSETS. Mortgage, pledge, grant or permit to exist a security interest in, or lien upon, all or any portion of Borrower’s assets now owned or hereafter acquired, except the following (collectively, “Permitted Liens”): (a) any of the foregoing, in or upon assets (other than assets constituting intellectual property), in favor of the holder of any Asset Based Credit Facility permitted under Section 5.3(e), (b) security interests in assets not constituting intellectual property securing indebtedness permitted under Section 5.3(c) herein (provided that (i) such security shall be created substantially simultaneously with the acquisition of the related property, (ii) such security interests do not at any time encumber any property other than the property financed and the proceeds thereof, (iii) the amount of indebtedness secured thereby is not increased, except in connection with a refinancing or replacement thereof that does not exceed the amount specified in Section 5.3(c) and (iv) the principal amount of indebtedness secured by any such security interest shall at no time exceed one hundred percent (100%) of the original price for the purchase of such property(including customary fees, costs and expenses) at the time of purchase), (c) deposits or pledges to secure payment of workers’ compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of Borrower, (d) liens for taxes, fees, assessments and governmental charges not delinquent or to the extent that payment therefor shall not at the time be required to be made in accordance with, the provisions of Section 4.7, (e) liens of carriers, warehousemen, mechanics and materialmen, and other like liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 4.7, (f) liens upon assets not constituting intellectual property incurred, or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance or other similar bonds, (g) liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restriction against access by Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by Borrower to provide collateral to the depository institution, (h) encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property and landlord’s liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of Borrower, (i) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another person or entity, in the ordinary course of such person or entity’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than intellectual property) granted in the ordinary course of Borrower’s business (or, if referring to another person or entity, in the ordinary course of such person or entity’s business), (j) non-exclusive licenses of intellectual property rights granted to third parties in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of Borrower, (k) liens with respect to security deposits given by Borrower to secure real estate leases not exceeding $1,000,000.00 in the aggregate outstanding at any time, (l) deposits with Rocky Mountain Power in an amount up to $150,000 in connection with the change of the name of Borrower’s account with Rocky Mountain Power from EdiZONE to Borrower and (m) exclusive licenses of intellectual property by or to EdiZONE, LLC existing on the date of this Agreement and described on Schedule 5.8(m) hereto.

Appendix A-18

Section 5.9. RESTRICTIONS ON ENCUMBRANCE OF INTELLECTUAL PROPERTY. Without in any way limiting the generality of Section 5.8 hereof, mortgage, pledge, grant or permit to exist a security interest in, or lien upon (other than, for the avoidance of doubt, the liens in favor of the Collateral Agent on behalf of the Lenders under this Agreement and the other Loan Documents), all or any portion of Borrower’s intellectual property, including, without limitation, patents, trademarks, copyrights, service marks and trade secrets, whether now owned or hereafter acquired, except (a) non-exclusive licenses of intellectual property rights granted to third parties in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of Borrower and (b) exclusive licenses permitted by Section 5.8(m) hereof.

Section 5.10. TRANSACTIONS WITH AFFILIATES. Directly or indirectly: (i) pay any funds to or for the account of any Affiliate, (ii) make any Investment in any Affiliate (whether by acquisition of equity interests or Indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any debt or otherwise), (iii) dispose of any property, tangible or intangible, to or from any Affiliate or (iv) participate in, or effect, any transaction with any Affiliate (transactions of the nature described in clauses (i) through (iv), “Affiliate Transactions”), except for (a) Affiliate Transactions entered into on an arm’s-length (or better) basis and provided that all of the material terms thereof could have been obtained from a third party that was not an Affiliate, (b) transactions described in the proviso clause of Section 6.1(h), (c) transactions described in Section 5.8(m), (d) the commercial real estate lease existing on the date hereof (without any modification thereto) between the Borrower and TNT Holdings LLC, (e) transactions with Affiliates that are borrowers or secured guarantors hereunder; (f) transactions permitted pursuant to Section 5.7; (g) reasonable and customary director and officer compensation (including bonuses and stock option programs), benefits and indemnification arrangements, in the ordinary course of business and approved by the Board of Directors of Borrower (or a committee thereof) and (h) the InnoHold Tender Offer. As used herein, “Affiliate” means, with respect to a specified person at any time, another person that directly or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, the person specified, and “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ability to exercise voting power, by contract or otherwise.

Appendix A-19

Section 5.11. MINIMUM LTM EBITDA. Permit EBITDA for the twelve consecutive month period ending as of the last day of any fiscal quarter listed in the table below to be less than:

Fiscal Quarter Ending:	EBITDA
December 31, 2019	$0.0
March 31, 2020	$1,500,000
June 30, 2020	$3,000,000
September 30, 2020	$6,500,000
December 31, 2020	$10,000,000
March 31, 2021	$11,250,000
June 30, 2021	$12,500,000
September 30, 2021	$13,750,000
December 31, 2021	$15,000,000
March 31, 2022	$16,250,000
June 30, 2022	$17,500,000
September 30, 2022	$18,750,000
December 31, 2022 and thereafter	$20,000,000

Article VI

EVENTS OF DEFAULT

Section 6.1. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement and any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default shall constitute a “Default” under this Agreement:

(a) Borrower shall fail to pay when due any principal, interest, fees or other amounts payable under any of the Loan Documents, and, except as to principal, such failure shall continue unremedied for three (3) business days.

(b) Any financial statement or certificate furnished to Lenders in connection with, or any representation or warranty made by Borrower or any other party under this Agreement or any other Loan Document shall prove to be incorrect, false or misleading in any material respect when furnished or made.

(c) Any default in the performance of or compliance with any obligation, agreement or other provision contained herein or in any other Loan Document (other than those specifically described as an “Event of Default” in this section 6.1), and with respect to any such default that by its nature can be cured, such default shall continue for a period of twenty (20) days from its occurrence.

(d) Any default in the payment or performance of any obligation, or any defined event of default, under the terms of any contract, instrument or document (other than any of the Loan Documents) pursuant to which Borrower has incurred any debt or other liability to any person or entity, including Lenders, and such default shall continue beyond any grace period applicable thereto, that in any case, give rise to any payment in an amount exceeding $100,000.

Appendix A-20

(e) Borrower shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; Borrower shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time (“Bankruptcy Code”), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or Borrower shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or Borrower shall be adjudicated a bankrupt, or an order for relief shall be entered against Borrower by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

(f) The filing of a notice of judgment lien in excess of $100,000 against Borrower and same shall not be vacated or stayed within 30 days after the attachment thereof; or the recording of any abstract or transcript of judgment in excess of $100,000 against Borrower in any county or recording district in which Borrower has an interest in real property and such judgment and same shall not be vacated or stayed within 30 days after the attachment thereof; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower having a value exceeding $100,000 and same shall not be vacated or stayed within 30 days after the attachment thereof; or the entry of a judgment against Borrower in excess of $100,000 and same shall remain unsatisfied or undismissed for 30 days; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower and same shall not be stayed or dismissed within 60 days.

(g) The dissolution or liquidation of Borrower; or Borrower, or any of its directors, stockholders or members shall take action seeking to effect the dissolution or liquidation of Borrower (it being understood that the GPAC Merger does not effect a dissolution or liquidation of Borrower).

(h) The occurrence of a Change of Control. “Change of Control” shall mean the withdrawal, resignation or expulsion of any one or more of the general partners in Borrower or any change in control of Borrower or any entity or combination of entities that directly or indirectly control Borrower, with “control” defined as ownership of an aggregate of twenty-five percent (25%) or more of the common stock, members’ equity or other ownership interest (other than a limited partnership interest); provided, however, that in no event shall a “Change of Control” of Borrower occur in connection with either (i) the exchange by InnoHold, LLC (or any successor thereto) of Class B Common Stock of Parent Guarantor and Class B Units of Borrower for Class A Common Stock of Parent Guarantor, (ii) a transfer by InnoHold, LLC of its interests in Borrower to an estate planning entity controlled by a member of InnoHold, LLC or (iii) a permitted transfer by InnoHold, LLC of its interests in Borrower to its members, including but not limited to those members who are current and former employees of Parent Guarantor and/or the Borrower in return for the cancellation of profits interests of InnoHold, LLC.

Appendix A-21

Section 6.2. REMEDIES.

(a) Upon the occurrence and during the continuation of any Event of Default: (i) all principal, unpaid interest outstanding and other indebtedness of Borrower under each of the Loan Documents, any term thereof to the contrary notwithstanding, shall at the Majority Lenders’ option and without notice become immediately due and payable without presentment, demand, protest or any notices of any kind, including without limitation, notice of nonperformance, notice of protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are hereby expressly waived by Borrower; (ii) the obligation, if any, of Lenders to extend any further credit under any of the Loan Documents shall immediately cease and terminate; (iii) Lenders may verify the amount of, demand payment of and performance under, and collect any Accounts and General Intangibles, settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Lenders consider advisable, and notify any person or entity owing Borrower money of Lenders’ security interest in such funds; Borrower shall collect all payments in trust for Lenders and, if requested by Lenders, immediately deliver the payments to any Lender in the form received from the Account Debtor, with proper endorsements for deposit make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral; Borrower shall assemble the Collateral if Lenders request and make it available as the Lenders designate; Lenders may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred; Borrower grants Lenders a license to enter and occupy any of its premises, without charge, to exercise any of Lenders’ rights or remedies, (iv) Lenders may ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; Lenders are hereby granted a non-exclusive, royalty-free license or other right to, upon and during the continuation of an Event of Default, use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with any Lender’s exercise of its rights under this Section 6.2, Borrower’s rights under all licenses and all franchise agreements inure to such Lender’s benefit and (v) Lenders shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law or equity, including without limitation all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof) and the right to exercise any or all of the rights of a beneficiary pursuant to applicable law; provided, any such exercise shall be by Majority Lenders on behalf of all other applicable Lenders. All rights, powers and remedies of Lenders may be exercised at any time by the Majority Lenders and from time to time during the continuance of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity. Notwithstanding anything to the contrary, unless an Event of Default is continuing, neither the Collateral Agent (acting at the direction of the Lenders) nor the Lenders shall give any (i) entitlement orders under deposit account or securities account control agreements that constitute Loan Documents or (ii) directions to credit card or other payment processors to pay any credit card payments or other payment intangibles contrary to those contained in any direction or notification letter delivered by the Borrower to such processor in connection with the consummation of the transactions contemplated hereby.

(b) All proceeds of Collateral received by Collateral Agent after an Event of Default has occurred and is continuing and all or any portion of the Loans shall have been accelerated hereunder pursuant to Section 6.2, shall upon election by the Collateral Agent be applied first, to pay any fees, indemnities, or expense reimbursements then due to the Collateral Agent, and thereafter, shall at the direction of the Majority Lenders be applied second, ratably, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, ratably, to pay interest due and payable in respect of the Loans; and fourth, ratably, to pay that portion of the Obligations constituting unpaid principal of the Loans.

Appendix A-22

Article VII

COLLATERAL AGENT

Section 7.1. Appointment of Collateral Agent; Financing Statements.

(a) Upon the terms and subject to the conditions set forth in this Article VII, Lenders appoint Collateral Agent, and Collateral Agent accepts such appointment, to (i) serve as Lenders’ representative and agent for purposes of filing financing statements against any Loan Party with respect to the Collateral, including by listing Collateral Agent as secured party of record thereon (as such term is used in the Uniform Commercial Code (the “UCC”)), and Collateral Agent agrees that, in such capacity, Collateral Agent shall be the representative of Lenders for purposes of satisfying the requirements of Section 9-502(a)(2) of the UCC, whether or not Collateral Agent is indicated in any such financing statement as acting in its capacity as a representative and agent of Lenders (as contemplated under Section 9-503(d) of the UCC), and (ii) take such other action or actions as Collateral Agent may be directed in writing from time to time by Majority Lenders to create, perfect, preserve or maintain Lenders’ security interest in the Collateral or enforce any and all rights and remedies, in whole or in part, available to Lenders under the Loan Documents with respect to the Collateral. In furtherance of the foregoing, Collateral Agent hereby agrees to promptly take any other action (x) required or directed by Majority Lenders from time to time in order to maintain the perfection of, and preserve or protect, Lenders’ security interests in the Collateral, (y) necessary in any bankruptcy or insolvency proceeding with respect to any Loan Party to evidence Lenders’ appointment of Collateral Agent hereunder and the perfection, preservation and maintenance of the Collateral in favor of Lenders or (z) permitted or required to be taken by a secured party of record under the UCC and directed by Majority Lenders from time to time in order to carry out more effectively the purposes of this Agreement. Collateral Agent undertakes to perform only such duties as are expressly set forth herein, and no duties shall be implied. Collateral Agent agrees that it shall not take any action other than those actions expressly directed by Majority Lenders hereunder. Except as expressly set forth herein, Majority Lenders shall have and retain the sole power and authority to exercise any and all powers and rights with respect to the Collateral.

(b) Collateral Agent further agrees that (i) Lenders shall, and are hereby authorized to, file all initial financing statements against any Loan Party with respect to the Collateral, which financing statements shall list Collateral Agent as secured party of record thereon, (ii) it will not amend, nor will it consent the amendment of, any financing statements filed against any Loan Party with respect to the Collateral without the prior written consent of Majority Lenders; and (iii) it shall immediately notify Majority Lenders in writing of any change to its information listed on any financing statement filed against any Loan Party with respect to the Collateral including, without limitation, the name or address of Collateral Agent, and shall take any action directed by Majority Lenders to make any necessary amendments to any such financing statement.

(c) Collateral Agent shall have no duty, liability or obligation to the Borrower under this Agreement. The Majority Lenders shall direct the Collateral Agent to take any action that the Borrower is permitted to direct the Lenders to take pursuant to the terms of this Agreement or the other Loan Documents.

(d) Collateral Agent shall have no liability under, and no duty to inquire as to the provisions of, any agreement other than this Agreement. Collateral Agent may rely upon, and shall not be liable for acting or refraining from acting upon, any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Collateral Agent or Collateral Agent’s taking of any action in violation of this Agreement. Collateral Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. Collateral Agent shall not be liable for any action taken or omitted by it in good faith except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Collateral Agent as adjudicated by a court of competent jurisdiction. Collateral Agent shall have no liability for assets lost or damaged while being delivered to Collateral Agent except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Collateral Agent as adjudicated by a court of competent jurisdiction. Collateral Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. Anything in this Agreement to the contrary notwithstanding, in no event shall Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Appendix A-23

Section 7.2. NOTICE BY COLLATERAL AGENT OF CERTAIN EVENTS; CONTINUATION STATEMENTS. Collateral Agent shall promptly notify Majority Lenders in writing whenever Collateral Agent receives notice, including any notices received under or in connection with the UCC, that (a) any security interest (other than the security interests of Lenders under the Loan Documents) has been placed, or attempted to be placed, on any Collateral, including any inquiries in respect of any financing statements listing Collateral Agent as secured party of record thereunder, or (b) the attachment or perfection of Lenders’ security interest in the Collateral shall have been challenged. Collateral Agent shall also promptly notify Lenders in writing that any financing statement filed against any Loan Party with respect to the Collateral which lists Collateral Agent as secured party of record thereon (each, an “Expiring Financing Statement”) shall be expiring, and such notice shall be provided by Collateral Agent no earlier than six months and no later than three months prior to each such expiration (each, an “Expiration Notice”). If Collateral Agent shall not have received further instruction from Majority Lenders within 10 business days following the date on which Collateral Agent sent an Expiration Notice with respect to an Expiring Financing Statement, Collateral Agent shall promptly file, in the appropriate filing office, a continuation statement with respect to such Expiring Financing Statement and shall provide evidence of the same to Majority Lenders.

Section 7.3. REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants as of the date hereof that:

(a) It is duly incorporated, validly existing and in good standing under the laws of its state of incorporation;

(b) It has the full power and authority to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c) The execution, delivery and performance by it of this Agreement does not violate any provision of its corporate governance documents; and

(d) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding agreement, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 7.4. TERM OF APPOINTMENT; TERMINATION OF APPOINTMENT. The collateral agency appointment shall remain in full force and effect until its termination in accordance with this Section 7.4. Lenders may, in their sole discretion, terminate the appointment at any time they deems appropriate. Collateral Agent may terminate the appointment, and resign from its appointment hereunder (and as the collateral agent under all other applicable Loan Documents), by giving Majority Lenders at least sixty (60) days’ advance written notice of such resignation. Upon the termination of the appointment, Collateral Agent shall (a) take any and all actions directed by Majority Lenders to amend all financing statements filed against any Loan Party with respect to the Collateral which list Collateral Agent as secured party of record thereon, and (b) take any other action permitted or required to be taken by a secured party of record (as such term is used in the UCC) as directed by Majority Lenders from time to time in connection with the termination of the appointment.

Appendix A-24

Section 7.5. COLLATERAL AGENT FEES. Borrower agrees to pay to Collateral Agent, upon execution of this Agreement and from time to time thereafter, reasonable compensation for the services to be rendered hereunder, which, unless otherwise agreed in writing, include (a) a one-time $2,500 acceptance fee payable upon the date hereof, (b) a $10,000 annual administration fee payable upon the date hereof as collateral agent and upon each subsequent annual anniversary date and (c) a one-time $250 amendment fee payable upon execution of each amendment or supplement to this Agreement. In addition, all reasonable out-of-pocket expenses, fees and disbursements (including attorneys’ reasonable fees and out-of-pocket expenses, court costs and other expenses) in connection with (a) the negotiation and administration of this Agreement and all other applicable Loan Documents and (b) the enforcement or protection of Collateral Agent’s rights in connection with this Agreement and all other applicable Loan Documents (including any expenses incurred as a result any workout, restructuring or negotiations), shall be billed at cost to Borrower and payable promptly on demand. In the case of an Event of Default, Collateral Agent may charge Borrower reasonable extraordinary administration fees (calculated in accordance with Collateral Agent’s normal fee schedules) for time rendered in connection with its duties. All reasonable out-of-pocket expenses are payable at cost including but not limited to outside counsel fees. The parties hereto acknowledge that the foregoing payment obligations shall survive the termination of the collateral agency appointment and of this Agreement, and if not paid by or on behalf of Borrower (without limiting the obligation of the Borrower to do so) shall be payable by Lenders on a ratable basis in accordance with each Lender’s respective share of the Loans hereunder.

Section 7.6. INDEMNITY. Lenders shall severally, on the basis of each Lender’s respective share of the Loans hereunder, and not jointly, indemnify, defend and hold harmless Collateral Agent and its directors, officers, agents and employees (collectively, the “Indemnified Parties”) from all loss, liability or expense arising out of or in connection with Collateral Agent’s execution and performance of this Agreement and all other applicable Loan Documents, or any Indemnified Party’s following of any instructions or other directions from Majority Lenders with respect to the appointment of Collateral Agent under this Agreement, except, in each case, to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct as adjudicated by a court of competent jurisdiction. The parties hereto acknowledge that the foregoing indemnities shall survive the termination of the collateral agency appointment and of this Agreement and shall not limit the obligations of the Borrower to indemnify the Collateral Agent under this Agreement and all other applicable Loan Documents.

Section 7.7. CONCERNING THE COLLATERAL AGENT.

(a) Lenders acknowledge and agree that (i) the duties, responsibilities and obligations of the Collateral Agent shall be limited to those expressly set forth in this Agreement and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Collateral Agent shall not be responsible for any of the agreements referred to or described herein, or for determining or compelling compliance therewith, (iii) this Article VII shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto, (iv) the Collateral Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder, and (v) the Collateral Agent shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or additional liability unless it shall have been furnished with acceptable indemnification. Except as expressly set forth herein, Lenders shall have and retain the sole power and authority to exercise any and all powers and rights with respect to the Collateral. The Collateral Agent may earn compensation in the form of short-term interest (“float”) on items like uncashed distribution checks (from the date issued until the date cashed), funds that the Collateral Agent is directed not to invest, deposits awaiting investment direction or received too late to be invested overnight in previously directed investments.

Appendix A-25

(b) The Collateral Agent shall be under no duty to afford the assets in the Collateral any greater degree of care than it gives its own similar property. The Collateral Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct, as adjudicated by a court of competent jurisdiction or the Collateral Agent’s taking of any action in violation of this Agreement.

(c) Notwithstanding any other provision of this Article VII, the Collateral Agent shall not be liable (i) for any indirect, incidental, consequential, punitive or special losses or damages, regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated, (ii) for the acts or omissions of any nominees, correspondents, designees, agents, subagents or sub-custodians, or (iii) for the investment or reinvestment of any assets in the Account, or any liquidation of such investment or reinvestment, executed in accordance with the terms of the Agreement, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct as adjudicated by a court of competent jurisdiction or the Collateral Agent’s taking of any action in violation of this Agreement) in the investment or reinvestment of the Collateral, any loss of interest incident to any such delays, or any loss or penalty as a result of the liquidation of any investment before its stated maturity date.

(d) All instructions and notices required under this appointment shall be delivered to the Collateral Agent in writing.

(e) Notwithstanding anything else to the contrary herein or in any other agreement, any reference to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be fully justified in failing or refusing to take any such action if it shall not have received such written instruction, advice or concurrence of Majority Lenders as it deems appropriate. This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

(f) The Collateral Agent acknowledges that it has, independently and without reliance upon any other secured party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into to this Agreement. The Collateral Agent also acknowledges that it will, independently and without reliance upon any other secured party and based on such documents and information as it shall from time to time deem appropriate, make its own credit analysis and decision as to whether it will continue to be party to this Agreement.

Section 7.8. CONFIDENTIALITY. The Collateral Agent and the Lenders agree that the existence and contents of this Agreement, all other information and documents provided by Lenders to Collateral Agent in connection herewith, and the existence of the relationship between Lenders and Collateral Agent, and any services provided by Collateral Agent in connection therewith, are and shall remain confidential and shall not be disclosed to any third party, except for such information (i) as may become generally available to the public, (ii) as may be required or appropriate in response to any summons, subpoena, or otherwise in connection with any litigation, arbitration, administrative or similar proceeding, or to comply with any applicable law, order, regulation, ruling, request from governmental regulators, and provided that, if possible, notice of such disclosure is provided to the other party prior thereto, (iii) as may be obtained from a non-confidential source that disclosed such information in a manner that did not violate its obligations to the other party in making such disclosure, or (iv) as may be furnished to that party’s affiliates, or its affiliates’ auditors, attorneys, advisors, lenders and credit rating agencies which are required to keep the information that is disclosed in confidence. Without limiting the foregoing, upon Collateral Agent’s receipt of an inquiry from a third party regarding any financing statements of record against any Loan Party with respect to the Collateral listing Collateral Agent as secured party of record thereon, Collateral Agent shall promptly provide notice of the same to Majority Lenders, and shall only respond to such inquiry in accordance with instructions provided by Majority Lenders.

Appendix A-26

Article VIII

MISCELLANEOUS

Section 8.1. NO WAIVER. No delay, failure or discontinuance of any Secured Party (as defined in Section 8.14 hereof) in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by such Secured Party of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

Section 8.2. NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

BORROWER:	PURPLE INNOVATION, LLC

Purple Innovation, LLC

123 E 200 N

Alpine, Utah 84004

Attn: Chief Legal Officer

Email: casey@purple.com

LENDERS:	COLISEUM CAPITAL PARTNERS, L.P.

105 Rowayton Avenue

Rowayton, CT 06853

Attn: Adam Gray

Email: agray@coliseumpartners.com

BLACKWELL PARTNERS LLC – SERIES A

c/o Coliseum Capital Management, LLC

105 Rowayton Avenue

Rowayton, CT 06853

Attn: Adam Gray

Email: agray@coliseumpartners.com

COLISEUM CO-INVEST DEBT FUND, L.P.

c/o Coliseum Capital Management, LLC

105 Rowayton Avenue

Rowayton, CT 06853

Attn: Adam Gray

Email: agray@coliseumpartners.com

Appendix A-27

COLLATERAL AGENT:	DELAWARE TRUST COMPANY

251 Little Falls Drive

Wilmington, DE 19808

Attn: Corporate Trust Administration

Email: trust@delawaretrust.com

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy or e-mail, upon receipt.

Section 8.3. COSTS, EXPENSES AND ATTORNEYS’ FEES. Borrower shall pay to Lenders immediately upon demand (a) the full amount of all reasonable out-of-pocket payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, reasonable attorneys’ fees, expended or incurred by Lenders in connection with the negotiation and preparation of (i) this Agreement and the other Loan Documents, (ii) Lenders’ continued administration hereof and thereof, and (iii) the preparation of any amendments and waivers hereto and thereto, (b) the full amount of all out-of-pocket payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, attorneys’ fees, expended or incurred by Lenders in connection with the enforcement of Lenders’ rights and/or the collection of any amounts which become due to Lenders (or any of them) under any of the Loan Documents, whether or not suit is brought, and (c) the full amount of all out-of-pocket payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, attorneys’ fees), expended or incurred by Lenders (or any of them) in connection with the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by any Lender or any other person) relating to Borrower or any other person or entity and related to any of the Loan Documents. Notwithstanding anything in this Agreement to the contrary, reasonable attorneys’ fees shall not exceed the amount permitted by law.

Section 8.4. SUCCESSORS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interests or rights hereunder without Lenders’ prior written consent. Each Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, such Lender’s rights and benefits under each of the Loan Documents with the prior written consent of the Borrower (which consent shall not be unreasonably withheld, conditioned or delayed and shall not be required if (a) an Event of Default is continuing or (b) such assignment or participation is to an affiliate of a Lender). In connection therewith, the applicable Lender may disclose all documents and information which such Lender now has or may hereafter acquire relating to any credit subject hereto, Borrower or its business, any guarantor hereunder or the business of such guarantor, provided that prior to disclosing such documents and information, the Lender shall first obtain the agreement of such prospective assignee, participant or other transferee to comply with the provisions of Section 8.12. Upon any such assignment, the applicable Lender shall deliver an updated Schedule 1.1 to Borrower and Collateral Agent reflecting such assignment.

Section 8.5. ENTIRE AGREEMENT; AMENDMENT. To the full extent permitted by law, this Agreement and the other Loan Documents constitute the entire agreement between Borrower and Lenders with respect to each credit subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only in writing signed by the Borrower and the Lenders, except that Borrower and Lenders holding not less than a majority in interest of the Loan (the “Majority Lenders”) may agree to amendments or waivers that do not (a) extend the date of any payment or prepayment required hereunder or (b) decrease the principal amount of the Loan, the interest rate hereunder or the amount of any prepayment or repayment premium. Further, Article VII of this Agreement, and any other provision for the benefit of the Collateral Agent, may be amended or modified only in writing signed by the Collateral Agent and, to the extent affecting the Borrower, the Borrower.

Appendix A-28

Section 8.6. NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

Section 8.7. TIME. Time is of the essence of each and every provision of this Agreement and each other of the Loan Documents.

Section 8.8. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

Section 8.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement.

Section 8.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. BORROWER AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS AGREEMENT.

Section 8.11. BUSINESS PURPOSE. Borrower represents and warrants that each credit subject hereto is made for (a) a business, commercial, investment, agricultural or other similar purpose, (b) the purpose of acquiring or carrying on a business, professional or commercial activity, or (c) the purpose of acquiring any real or personal property as an investment and not primarily for a personal, family or household use.

Section 8.12. CONFIDENTIALITY OF INFORMATION. Each Lender shall use reasonable efforts to assure that information about Borrower or Parent Guarantor and their respective operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, that is furnished to such Lender pursuant to the provisions hereof is used only for the purposes of this Agreement and the other Loan Documents and any other relationship between such Lender and Borrower or Parent Guarantor and shall not be divulged to any person or entity other than such Lender, its affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants; (b) in connection with the enforcement of the rights of such Lender hereunder and under the Loan Documents or otherwise in connection with applicable litigation; (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in Section 8.4 hereof; (d) if such information is generally available to the public other than as a result of disclosure by such Lender; (e) to any direct or indirect contractual counterparty in any hedging arrangement or such contractual counterparty’s professional advisor; and (f) as may otherwise be required or requested by any regulatory authority having jurisdiction over such Lender or by any applicable law, rule, regulation or judicial process, the opinion of such Lender’s counsel concerning the making of such disclosure to be binding on the parties hereto. No Lender shall incur any liability to Borrower by reason of any disclosure permitted by this Section.

Appendix A-29

Section 8.13. TERMINATION PRIOR TO MATURITY; SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied. Notwithstanding anything to the contrary, so long as Borrower has satisfied the Obligations (including, for the avoidance of doubt, all Obligations arising pursuant to Article I hereof and otherwise, other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement), this Agreement may be terminated prior to the Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Lenders. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

Section 8.14. Indemnification. Borrower agrees to indemnify, defend and hold the each Lender and the Collateral Agent (each a “Secured Party” and collectively, the “Secured Parties”) and each Secured Party’s directors, officers, employees, agents, attorneys, or any other person or entity affiliated with or representing Secured Parties (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Secured Party’s expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Secured Parties and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct. This Section 8.14 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

Section 8.15. NO NOVATION. Notwithstanding anything to the contrary contained herein, this Agreement shall not extinguish the obligations for the payment of money outstanding under the Original Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Original Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a Borrower, Guarantor or pledgor under any of the Loan Documents.

Article IX

DEFINITIONS

Section 9.1. DEFINITIONS. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is, as to any person or entity, any “account” of such person or entity as “account” is defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such person or entity.

Appendix A-30

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” is any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Capital Stock” is, with respect to any person or entity, the common stock, the preferred stock, any other capital stock or other equivalents (however designated) of capital stock of a corporation, and any and all similar ownership interests or membership interests in a person or entity (other than a corporation) of such person or entity authorized from time to time, and any other shares, options, warrants, rights, interests, participations or equivalents (however designated) of or in such person or entity, whether voting or nonvoting, including, without limitation, common stock, options, warrants, preferred stock, phantom stock, stock appreciation rights, preferred stock, convertible notes or debentures, stock purchase rights, and all securities convertible, exercisable, or exchangeable, in whole or in part, into any one or more of the foregoing.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that (a) any term that is defined in the Code and used but not defined herein shall have the meaning under the Code and (b) to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Lenders’ Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Annex A.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia.

“EBITDA” means (a) Net Income, plus (b) to the extent deducted in the calculation of Net Income, without duplication, (i) Interest Expense, plus (ii) depreciation expense and amortization expense, plus (iii) income tax expense, plus (iv) non-cash stock compensation expense, plus (v) such other items reducing Net Income acceptable to Majority Lenders in their reasonable discretion, plus or minus (vi) non-cash gains, losses and charges, plus (vii) one-time fees, costs and expenses incurred in connection with the consummation of the transactions contemplated by the Loan Documents.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

Appendix A-31

“Equity Interests” means all shares, interests, participation or other equivalents, however designated, of or in a corporation or limited liability company, whether or not voting, including but not limited to common stock, member interests, warrants, preferred stock, convertible debentures, and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

“Exchange Agreement” means that certain Exchange Agreement dated February 2, 2018 by and among Borrower, Parent Guarantor, InnoHold, LLC and the other parties thereto.

“Excluded Deposit Account” means any deposit account exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Lenders by Borrower as such.

“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Indebtedness” is all of the Borrower’s obligations for borrowed money, all obligations evidenced by notes, bonds, debentures, loan agreements, amounts drawn under lines of credit, outstanding L/Cs, bank guaranties, performance bonds, bankers’ acceptances, obligations under hedging agreements, debt secured by a lien on the Borrower’s property, debt-like equity that would constitute indebtedness or a liability under GAAP and any guarantees of any of the foregoing.

“InnoHold Tender Offer” means the tender offer to be conducted by InnoHold, LLC pursuant to which InnoHold, LLC will distribute shares of Class B Common Stock of Parent Guarantor and Class B Units of the Company to members of InnoHold, LLC who are also current and former employees of Parent Guarantor and the Borrower in return for the cancellation of profits interests of InnoHold, LLC held by such current and former employees of Parent Guarantor and/or the Borrower.

“Intellectual Property” means, with respect to any person or entity, all of such person’s or entity’s right, title, and interest in and to the following: (a) its Copyrights, Trademarks and Patents; (b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals; (c) any and all source code; (d) any and all design rights which may be available to such person or entity; (e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and (f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

Appendix A-32

“Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) of Borrower determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Indebtedness of Borrower, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is, with respect to any person or entity, (a) any acquisition of Capital Stock, bonds, notes, debentures, partnership, joint venture or other ownership interests or other securities of another person or entity, (b) any deposit with, or advance, loan or other extension of credit to, such other person or entity (other than deposits made in connection with the purchase of equipment inventory and supplies in the ordinary course of business), (c) any other capital contribution to or investment in such other person or entity, including, without limitation, any guaranty obligation incurred for the benefit of such other person or entity and (d) any acquisition of any division or business unit of, or substantially all of the assets of, such other person or entity.

“IP Agreement” is that certain Intellectual Property Security Agreement between Borrower, Parent Guarantor and the Lenders dated as of the Incremental Funding Date, as may be amended, restated, supplemented or otherwise modified from time to time.

“Lien” is any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the Code or comparable law of any jurisdiction in respect of any of the foregoing.

“Net Income” means, as calculated on a consolidated basis for Borrower for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower for such period taken as a single accounting period.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, expenses, Prepayment Premium, the Loan, and other amounts Borrower owes Lenders now or later, under this Agreement or the other Loan Documents, including, without limitation, all obligations and interest accruing after insolvency proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lenders, and to perform Borrower’s duties under the Loan Documents. Notwithstanding anything to the contrary, the Obligations do not include any Equity Interests held by any Lender in Borrower or Parent Guarantor.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

Appendix A-33

“Restricted License” is any material license or other material agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with any Lender’s right to sell any Collateral. For the avoidance of doubt, “Restricted License” shall not include any license of over-the-counter software that is commercially available to the public.

“Subsidiary” is, as to any person or entity, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such person or entity. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Parent Guarantor.

“Tax Receivable Agreement” means that certain Tax Receivable Agreement dated February 2, 2018 by and among Borrower, Parent Guarantor, InnoHold, LLC and the other parties thereto.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

[Continues With Signatures On Following Page]

Appendix A-34

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of the day and year first written above.

PURPLE INNOVATION, LLC

By:
Name:
Title:

COLISEUM CAPITAL PARTNERS, L.P.
By: Coliseum Capital, LLC, its General Partner

By:
Name:
Title:

BLACKWELL PARTNERS LLC – Series A
By: Coliseum Capital Management, LLC, its Attorney-in-Fact

By:
Name:
Title:

COLISEUM CO-INVEST DEBT FUND, L.P.
By: Coliseum Capital, LLC, its General Partner

By:
Name:
Title:

DELAWARE TRUST COMPANY

By:
Name:
Title:

Appendix A-35

Annex A – COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, Intellectual Property, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding anything to the contrary herein, the Collateral does not include any of the following, whether now owned or hereafter acquired: (a) more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter; (b) U.S. intent-to-use trademark application or “intent-to-use” service mark application before the filing of a ”Statement of Use” or an “Amendment to Allege Use” with respect thereto with the United States Patent and Trademark Office, to the extent that and during the period in which the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of any of the Borrower’s right, title, or interest therein of any such trademark or service mark application under applicable federal law; (c) rights held under a permit, license or contract that are not assignable by their terms without the consent of the licensor, issuer or contract counterparty thereof (but only to the extent such restriction on assignment is enforceable under applicable law, and upon the termination of such restriction, such rights shall immediately become Collateral without any action by Borrower or any Lender); (d) any interest of Borrower in any Equipment subject to an Equipment lease or purchase money loan secured by such Equipment if Borrower is prohibited by the terms of such lease or loan from granting a security interest in such Equipment or under which such an assignment or Lien in such Equipment would cause a default to occur under such lease or loan; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by Borrower or Lender; or (e) Excluded Deposit Accounts.

Appendix A-36

Exhibit A-1

[Form of]

AMENDED & RESTATED PARENT GUARANTY

[Please see attached.]

FORM OF
AMENDED & RESTATED PARENT GUARANTY

[____________,20[●]]

For value received, PURPLE INNOVATION, INC. (“Guarantor”), a corporation duly organized under the laws of the State of Delaware, hereby unconditionally guarantees the prompt and complete payment in cash when due, whether by acceleration or otherwise, of all obligations and liabilities (the “Guaranteed Obligations”), whether now in existence or hereafter arising, of PURPLE INNOVATION, LLC, a limited liability company organized under the laws of the State of Delaware (“Borrower”) to Lenders (as defined below) under and arising out of or under that certain Amended & Restated Credit Agreement, among Borrower, COLISEUM CAPITAL PARTNERS, L.P. (“CCP”), BLACKWELL PARTNERS LLC – SERIES A (“Blackwell”) and COLISEUM CO-INVEST DEBT FUND, L.P. (and together with CCP and Blackwell, and their respective successors and assigns, “Lenders”) and Delaware Trust Company, as collateral agent on behalf of the Lenders (in such capacity, the “Collateral Agent”) dated as of the date hereof according to the terms thereof (as in effect on the date hereof, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Guaranty but not defined in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement. This Guaranty is one of payment and not of collection.

Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by any Lender against, and any other notice to, Borrower, Guarantor or others.

Lenders may at any time and from time to time without notice to or consent of Guarantor and without impairing or releasing the obligations of Guarantor hereunder: (1) agree with Borrower to make any change in the terms of any obligation or liability of Borrower to Lenders, (2) take or fail to take any action of any kind in respect of any security for any obligation or liability of Borrower to Lenders, (3) exercise or refrain from exercising any rights against Borrower or others, or (4) compromise or subordinate any obligation or liability of Borrower to Lenders including any security therefor. Any other suretyship defenses (other than irrevocable payment in full) are hereby waived by Guarantor.

This Guaranty shall continue in full force and effect until the Guaranteed Obligations are satisfied, defeased, discharged or otherwise terminated, and automatically, upon such satisfaction, defeasement, discharge or termination, without any action by any person, the obligations and liabilities of Guarantor under this Guaranty shall automatically terminate. It is understood and agreed, however, that notwithstanding any such termination this Guaranty shall continue in full force and effect with respect to the obligations and liabilities set forth above which shall have been incurred prior to such termination.

Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without prior written consent of Lenders, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of Guarantor’s rights and obligations hereunder in whatever form Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of Guarantor’s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.

Exhibit A-1-1

Guarantor hereby represents as follows:

(a) Guarantor is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Guaranty.

(b) The execution and delivery of this Guaranty have been and remain duly authorized by all necessary action and do not contravene any provision of Guarantor’s certificate of incorporation or by-laws, as amended to date, or any law, regulation, decree, order, judgment, resolution or any contractual restriction binding on Guarantor or its assets that could affect, in a materially adverse manner, the ability of Guarantor to perform any of its obligations hereunder.

(c) All consents, licenses, clearances, authorizations, and approvals of, and registration and declarations with, any governmental or regulatory authority necessary for the due execution and delivery of this Guaranty have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental or regulatory authority is required in connection with the execution or delivery of this Guaranty.

(d) This Guaranty constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with all of its terms and conditions (subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally). The enforceability of Guarantor’s obligations is also subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.

This Guaranty amends, restates and supersedes in its entirety that certain Parent Guaranty, dated as of February 2, 2018 by Guarantor (the “Original Guaranty”), and such Original Guaranty shall be of no further force or effect.

Exhibit A-1-2

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of the day and year first written above.

PURPLE INNOVATION, INC.

By:
Name:
Title:

[Signature Page to A&R Parent Guaranty]

Exhibit A-1-3

Exhibit A-2

[Form of]

GUARANTOR SECURITY AGREEMENT

[Please see attached.]

FORM OF GUARANTOR SECURITY AGREEMENT

This GUARANTOR SECURITY AGREEMENT (this “Security Agreement”) is entered into as of [_________] by and among (i) COLISEUM CAPITAL PARTNERS, L.P. (“CCP”), BLACKWELL PARTNERS LLC – SERIES A (“Blackwell”) and COLISEUM CO-INVEST DEBT FUND, L.P. (“CCDF” and, together with CCP and Blackwell, collectively “Coliseum” or “Lender”) and DELAWARE TRUST COMPANY as collateral agent on behalf of Lender (in such capacity, the “Collateral Agent”), and (ii) PURPLE INNOVATION, INC., a Delaware corporation, having a mailing address of 123 E 200 N, Alpine, Utah 84004 (“Debtor”).

RECITALS

Debtor has executed and delivered a certain Guaranty, dated as of the Original Closing Date, of the obligations and liabilities of PURPLE INNOVATION, LLC, a Delaware limited liability company, having a mailing address of 123 E 200 N, Alpine, Utah 84004 (“Borrower”) to Lender (as may be amended, restated or otherwise modified from time to time, the “Guaranty”). Lender has agreed to lend money to Borrower, pursuant to that certain Amended & Restated Credit Agreement by and between Borrower and Lender, dated as of the date hereof (as may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”), but only upon the condition that Debtor execute and deliver this Security Agreement to secure the payment and performance of the obligations and liabilities of Debtor under the Guaranty (the “Guaranty Secured Obligations”) in accordance with the terms of this Security Agreement.

Borrower has executed and delivered the Loan Agreement, but only upon the condition that Borrower execute and deliver this Security Agreement to secure the payment and performance of the obligations and liabilities of Borrower under the Loan Agreement (the “Borrower Secured Obligations” and, together with the Guaranty Secured Obligations, the “Secured Obligations”) in accordance with the terms of this Security Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings given them under the Loan Agreement.

AGREEMENT

The parties agree as follows:

1. CREATION OF SECURITY INTEREST

1.1 Grant of Security Interest. Debtor hereby grants to the Collateral Agent, on behalf of Lender, to secure the payment and performance in full of the Secured Obligations, a continuing security interest in, and pledges to Collateral Agent, on behalf of Lender, the property described in Exhibit A attached hereto (the “Collateral”), wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Debtor represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (to the extent perfection can be achieved by the filing of financing statements and any other actions requested or taken by the Collateral Agent or Lender, as applicable), except as otherwise permitted in Section 5.8 of the Loan Agreement and the definition of “Permitted Liens” therein (with references to “Borrower” in such provisions being deemed references to Debtor).

Exhibit A-2-1

If this Security Agreement is terminated, Collateral Agent’s Lien on behalf of Lender in the Collateral shall continue until the Secured Obligations are terminated and repaid in full in cash (other than inchoate indemnity obligations and any other obligations which by their terms are to survive termination of this Security Agreement). Upon payment in full in cash of the Secured Obligations (other than inchoate indemnity obligations and any other obligations which by their terms are to survive termination of this Security Agreement) and at such time as Lender’s obligation to make credit accommodations under the Loan Agreement has terminated, this Security Agreement shall be terminated and the Collateral Agent’s Liens on behalf of Lender shall automatically be released and all rights therein shall revert to Debtor, and Collateral Agent shall, at Debtor’s sole cost and expense, permit the filing of UCC termination statements and all other Lien release agreements reasonably requested by Debtor, in each case at the sole cost and expense of Debtor.

1.2 Financing Statements. This Security Agreement constitutes an authenticated record which authorizes Lender (or Collateral Agent, on behalf of Lender), to file such financing statements as Lender determines appropriate. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Lender’s discretion. Without limiting the generality of the foregoing, Debtor hereby expressly authorizes Lender (or Collateral Agent, on behalf of Lender) to file financing statements, with all appropriate jurisdictions, as Lender in its sole discretion deems appropriate from time to time, in order to perfect, protect, or vest more securely Lender’s security interest in the Collateral.

1.3 Delivery of Additional Documentation Required. Debtor shall from time to time execute and deliver to Lender, at the request of Lender (or Collateral Agent, on behalf of Lender), all financing statements and other documents that Lender may reasonably request, in form and substance reasonably satisfactory to Lender, to perfect and continue Lender’s security interest in the Collateral.

2. REPRESENTATIONS AND WARRANTIES.

2.1 Debtor hereby makes the representations and warranties set forth in Article II of the Loan Agreement (which representations and warranties are incorporated by reference herein) with references to “Borrower” therein being deemed references to Debtor, mutatis mutandis.

3. EVENTS OF DEFAULT

The following shall constitute an event of default by Debtor under this Security Agreement (an “Event of Default”):

3.1 Guaranty; Loan Documents. If an Event of Default (as defined therein) occurs under the Loan Agreement, the Guaranty or any of the other Loan Documents.

Exhibit A-2-2

4. LENDER’S RIGHTS AND REMEDIES

4.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its election, without notice of its election and without demand, take any action permitted under the Loan Agreement, all of which are authorized by Debtor (with references to “Borrower” therein being deemed references to Debtor), any such exercise shall be by Majority Lenders on behalf of all other applicable Lenders.

4.2 Remedies Cumulative. Lender’s rights and remedies under this Security Agreement, the Guaranty, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Debtor’s part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

4.3 Demand; Protest. Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Debtor may in any way be liable.

5. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

The laws of the State of New York shall apply to this Security Agreement. DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS SECURITY AGREEMENT. NOTWITHSTANDING THE FOREGOING, LENDER (OR COLLATERAL AGENT, ON BEHALF OF LENDER)SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR ITS PROPERTY IN THE COURTS OR ANY OTHER JURISDICTION WHICH LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE LENDER’S OR COLLATERAL AGENT’S RIGHT AGAINST DEBTOR OR ITS PROPERTY.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR, COLLATERAL AGENT AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS SECURITY AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Exhibit A-2-3

6. GENERAL PROVISIONS

6.1 Successors and Assigns. This Security Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Security Agreement nor any rights hereunder may be assigned by Debtor without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole discretion. Lender (or Collateral Agent, on behalf of Lender) shall have the right with the consent of Debtor (which consent shall not be unreasonably withheld, conditioned or delayed and shall not be required if (a) an Event of Default is continuing or (b) such assignment or participation is to an affiliate of a Lender or the Collateral Agent) to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in Lender’s obligations, rights and benefits hereunder in the manner set forth in the Loan Agreement.

6.2 Indemnification. Debtor shall defend, indemnify and hold harmless Lender and Collateral Agent and each of their respective officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement; and (b) all losses or Lender Expenses in any way suffered, incurred, or paid by Lender or Collateral Agent as a result of or in any way arising out of, following, or consequential to transactions between Lender (or Collateral Agent on behalf of Lender) and Debtor whether under this Security Agreement or otherwise (including without limitation reasonable attorneys’ fees and expenses), except for losses caused by Lender’s or Collateral Agent’s gross negligence or willful misconduct, as applicable.

6.3 Right of Set-Off. Debtor hereby grants to Collateral Agent on behalf of Lender, a lien, security interest and right of setoff as security for all Secured Obligations to Collateral Agent on behalf of Lender, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Collateral Agent on behalf of Lender or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Collateral Agent or Lender, as applicable, may set off the same or any part thereof and apply the same to any liability or obligation of Debtor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE SECURED OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF DEBTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

6.4 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Security Agreement.

6.5 Severability of Provisions. Each provision of this Security Agreement shall be severable from every other provision of this Security Agreement for the purpose of determining the legal enforceability of any specific provision.

Exhibit A-2-4

6.6 Amendments in Writing, Integration. This Security Agreement cannot be changed or terminated orally. This Security Agreement and the other Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

6.7 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Security Agreement.

6.8 Survival. All covenants, representations and warranties made in this Security Agreement shall continue in full force and effect so long as any liabilities and obligations under the Guaranty and this Security Agreement remain outstanding. The obligations of Debtor to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in this Security Agreement shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lender (or Collateral Agent on behalf of Lender) have run.

6.9 Amendment of Loan Documents. Debtor authorizes Collateral Agent on behalf of Lender, without notice to or demand upon Debtor and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Loan Documents or any part thereof; (b) take and hold security for the payment of the Loan Documents, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Lender in its sole discretion may determine.

Exhibit A-2-5

6.10 Debtor Waivers. Debtor waives any right to require Lender (or Collateral Agent on behalf of Lender) to (a) proceed against Borrower, Debtor, any other guarantor or any other person; (b) proceed against or exhaust any security held from Borrower or Debtor; (c) marshal any assets of Borrower or Debtor; or (d) pursue any other remedy in Lender’s power whatsoever. Lender (or Collateral Agent, on behalf of Lender) may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or Debtor or any security held by Lender (or Collateral Agent, on behalf of Lender), including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Debtor hereunder. Debtor waives any defense arising by reason of any disability or other defense of Borrower or Debtor or by reason of the cessation from any cause whatsoever of the liability of Borrower or Debtor. Debtor waives any setoff, defense or counterclaim that Borrower or Debtor may have against Lender (or Collateral Agent, on behalf of Lender). Debtor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower or Debtor. Debtor shall have no right of subrogation or reimbursement, contribution or other rights against Borrower, and Debtor waives any right to enforce any remedy that Lender (or Collateral Agent, on behalf of Lender) now has or may hereafter have against Borrower. Debtor waives all rights to participate in any security now or hereafter held by Lender (or Collateral Agent, on behalf of Lender). Debtor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Security Agreement and of the existence, creation, or incurring of new or additional indebtedness. Debtor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Lender (and Collateral Agent, on behalf of Lender) that it will keep so informed, and agrees that absent a request for particular information by Debtor, Lender (or Collateral Agent, on behalf of Lender) shall have no duty to advise Debtor of information known to Lender (or Collateral Agent, on behalf of Lender) regarding such condition or any such circumstances.

6.11 Insolvency. If Borrower becomes insolvent or is adjudicated bankrupt or files an insolvency proceeding, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Loan Documents is terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower’s obligations are otherwise avoided for insolvency, bankruptcy or any similar reason, Debtor agrees that Debtor’s liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Lender (or Collateral Agent, on behalf of Lender) upon the insolvency, bankruptcy or reorganization of Borrower or Debtor, any other person, or otherwise, as though such payment had not been made.

[The remainder of this page is intentionally left blank]

Exhibit A-2-6

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first above written.

DEBTOR:

PURPLE INNOVATION, INC.

By:
Name:
Title:

LENDERS:

COLISEUM CAPITAL PARTNERS, L.P.
By: Coliseum Capital, LLC, its general partner

By:
Name:
Title:

BLACKWELL PARTNERS LLC – SERIES A

By: Coliseum Capital Management, LLC, its attorney-in-fact

By:
Name:
Title:

COLISEUM CO-INVEST DEBT FUND, L.P.
By: Coliseum Capital, LLC, its general partner

By:
Name:
Title:

COLLATERAL AGENT:

DELAWARE TRUST COMPANY

By:
Name:
Title:

Exhibit A-2-7

EXHIBIT A

The Collateral consists of all of Debtor’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, Intellectual Property, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All of Debtor’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (a) more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Debtor of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter; (b) U.S. intent-to-use trademark application or “intent-to-use” service mark application before the filing of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto with the United States Patent and Trademark Office, to the extent that and during the period in which the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of any of the Debtor’s right, title, or interest therein of any such trademark or service mark application under applicable federal law, (c) rights held under a permit, license or contract that are not assignable by their terms without the consent of the licensor, issuer or contract counterparty thereof (but only to the extent such restriction on assignment is enforceable under Applicable Law, and upon the termination of such restriction, such rights shall immediately become Collateral without any action by Debtor or Lender); (d) any interest of Debtor in any Equipment subject to an Equipment lease or purchase money loan secured by such Equipment if Debtor is prohibited by the terms of such lease or loan from granting a security interest in such Equipment or under which such an assignment or Lien in such Equipment would cause a default to occur under such lease or loan; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by Debtor or Lender; or (e) Excluded Deposit Accounts.

Exhibit A-2-8

Exhibit A-3

[Form of]

INTELLECTUAL PROPERTY SECURITY AGREEMENT

[Please see attached.]

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“Agreement”) is entered into as of [__________], by and between (i) COLISEUM CAPITAL PARTNERS, L.P. (“CCP”), BLACKWELL PARTNERS LLC – SERIES A (“Blackwell”) and COLISEUM CO-INVEST DEBT FUND, L.P. (“CCDF” and, together with CCP and Blackwell, collectively “Coliseum” or “Lender”) and DELAWARE TRUST COMPANY as collateral agent on behalf of Lender (in such capacity, the “Collateral Agent”), and (ii) PURPLE INNOVATION, INC., a Delaware corporation, (“Parent Grantor”) and (iii) PURPLE INNOVATION, LLC, a Delaware limited liability company (“Borrower Grantor” and, together with Parent Grantor, the “Grantors” and each, a “Grantor”).

RECITALS

A. Parent Grantor has executed and delivered a certain Guaranty, dated as of the date hereof, of the obligations and liabilities of Borrower Grantor to Lender (as may be amended, restated or otherwise modified from time to time, the “Guaranty”). Lender has agreed to lend money to Borrower Grantor, pursuant to that certain Amended and Restated Credit Agreement by and between Borrower Grantor and Lender, dated as of the date hereof (as may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”), but only upon the condition that Parent Grantor shall grant to Lender a security interest in its Intellectual Property constituting Collateral (collectively, the “Intellectual Property Collateral”) to secure the obligations of Parent Grantor to Lender.

B. Borrower Grantor has executed and delivered the Credit Agreement, but only upon the condition that Borrower Grantor shall grant to Lender a security interest in its Intellectual Property Collateral to secure the obligations of Borrower Grantor to Lender.

C. Pursuant to the terms of the Credit Agreement, each Grantor has granted to the Collateral Agent, on behalf of Lender, a security interest in all of such Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral. Capitalized terms used but not otherwise defined herein shall have the meanings given them under the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of the Obligations, each Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1. Grant of Security Interest. To secure the Obligations, each Grantor grants and pledges to the Collateral Agent, on behalf of Lender, a security interest in all of such Grantor’s right, title and interest in, to and under the Intellectual Property Collateral, including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

Exhibit A-3-1

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to such Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e) Any trademark and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of such Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, the Intellectual Property Collateral does not include (a) U.S. intent-to-use trademark application or “intent-to-use” service mark application before the filing of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto with the United States Patent and Trademark Office, to the extent that and during the period in which the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of any of any Grantor’s right, title, or interest therein of any such trademark or service mark application under applicable federal law and (b) rights held under a permit, license or contract that are not assignable by their terms without the consent of the licensor, issuer or contract counterparty thereof (but only to the extent such restriction on assignment is enforceable under Applicable Law, and upon the termination of such restriction, such rights shall immediately become Collateral without any action by Borrower, Lender or the Collateral Agent, on behalf of Lender).

Exhibit A-3-2

2. Recordation. Each Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Lender, or Collateral Agent, on behalf of Lender.

3. Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Credit Agreement, which is hereby incorporated by reference. The provisions of the Credit Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Lender, or Collateral Agent on behalf of Lender, with respect to the Intellectual Property Collateral are as provided by the Credit Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

4. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

5. Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature page follows]

Exhibit A-3-3

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTORS:

PURPLE INNOVATION, INC.

By:
Name:
Title:

PURPLE INNOVATION, LLC

By:
Name:
Title:

[Signature Page to Intellectual Property Security Agreement]

Exhibit A-3-4

LENDER:

COLISEUM CAPITAL PARTNERS, L.P.
By: Coliseum Capital, LLC, its general partner

By:
Name:
Title:

BLACKWELL PARTNERS LLC – SERIES A
By: Coliseum Capital Management, LLC, its attorney-in-fact

By:
Name:
Title:

COLISEUM CO-INVEST DEBT FUND, L.P.
By: Coliseum Capital, LLC, its general partner

By:
Name:
Title:

COLLATERAL AGENT:

DELAWARE TRUST COMPANY

By:
Name:
Title:

Exhibit A-3-5

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date

Exhibit A-3-6

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date

Exhibit A-3-7

EXHIBIT C

Trademarks

Description	Serial/ Registration Number	Application/ Registration Date

Exhibit A-3-8

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date

Exhibit A-3-9

Exhibit A-4

[Form of]

PERFECTION CERTIFICATE

[Please see attached.]

Exhibit A-4-1

Exhibit A-5

[Form of]

WARRANT – INCREMENTAL FUNDING DATE

[Please see attached.]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES; PROVIDED THAT IF ANY SECURITIES ARE PLEDGED AND THE PLEDGEE TAKES POSSESSION OF SUCH SECURITIES, SUCH PLEDGEE MUST AGREE TO BE SUBJECT TO THE SAME RESTRICTIONS THE PLEDGOR WAS SUBJECT TO WITH RESPECT TO SUCH SECURITIES.

CLASS A COMMON STOCK PURCHASE WARRANT

PURPLE INNOVATION, INC.

Warrant Shares: [●]	Initial Exercise Date: [●]

THIS CLASS A COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, Coliseum Capital Partners, L.P.1 or its assigns (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [Insert 5 year anniversary] (the “Expiration Date”), to subscribe for and purchase from Purple Innovation, Inc., a Delaware corporation (the “Company”), up to [●] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Class A common stock of the Company, par value $.0001 (“Common Stock”). The purchase price of each share of Common Stock under this Warrant shall be equal to the Warrant Price, as defined in Section 2.1.

1. Warrant.

1.1 Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

1.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the person in whose name such Warrant is registered in the Warrant Register as the absolute owner of such Warrant and of each Warrant represented thereby, for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

2. Terms and Exercise of Warrant.

2.1 Warrant Price. This Warrant shall entitle the Holder hereof to purchase from the Company the number of shares of Common Stock stated herein, at the price of $5.74 per share, subject to the adjustments provided in Section 3 hereof and in the last sentence of this Section 2.1. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time this Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date for a period of not less than twenty (20) Business Days, provided, however, that the Company shall provide at least twenty (20) days prior written notice of such reduction to the Holder of this Warrant; provided further, that in no event shall the Warrant Price be less than $1.00 other than as a result of any adjustment pursuant to Section 3.

1 NTD: Form of Warrant to be duplicated for each lender receiving warrants.

Exhibit A-5-1

2.2 Duration of Warrant. This Warrant may be exercised only during the period (the “Exercise Period”) commencing on the Initial Exercise Date and terminating at 5:00 p.m., New York City time on the Expiration Date. Except with respect to the right to receive the Redemption Price (as defined below) in the event of a redemption (as set forth in Section 5 hereof), if this Warrant is not exercised on or before the Expiration Date it shall become void, and all rights hereunder shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date.

2.3 Exercise of Warrant.

2.3.1 Payment. Subject to the provisions of this Warrant, this Warrant may be exercised by the Holder hereof, in whole or in part, by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”), and by paying in full the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the shares of Common Stock and the issuance of such Common Stock, as follows:

(a) in lawful money of the United States, in good certified check or good bank draft payable to the order of the Company; or

(b) by surrendering this Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock for which this Warrant is being exercised, multiplied by the difference between the Warrant Price and the Fair Market Value, as defined in this Section 2.3.1(b), by (y) the Fair Market Value. Solely for purposes of this Section 2.3.1(b), the “Fair Market Value” shall mean the average last sale price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of this Warrant is sent to the Company.

2.3.2 Issuance of Shares of Common Stock on Exercise. As soon as practicable after the exercise of this Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to Section 2.3.1(a)), the Company shall issue to the Holder of this Warrant a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which this Warrant shall not have been exercised. Subject to Section 3.6 of this Agreement, the Holder of this Warrant may exercise this Warrant only for a whole number of shares of Common Stock. In no event will the Company be required to net cash settle the Warrant exercise. If, by reason of any exercise of warrants on a “cashless basis”, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share of Common Stock, the Company shall round down to the nearest whole number, the number of shares of Common Stock to be issued to the Holder.

2.3.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant shall be validly issued, fully paid and nonassessable.

2.3.4 Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.

Exhibit A-5-2

2.3.5 Maximum Percentage. The Holder may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 2.3.5; provided, however, that the Holder shall not be subject to this Section 2.3.5 unless he, she or it makes such election. If the election is made by the Holder, the Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with the Holder’s affiliates (as defined in Rule 405 of the Securities Act)), to the Company’s actual knowledge, would beneficially own in excess of 9.8% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the Commission as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or Continental Stock Transfer & Trust Company (the “Transfer Agent”) setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Holder, the Company shall, within two (2) Business Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder of this Warrant may from time to time increase or decrease the Maximum Percentage applicable to such Holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

3. Adjustments.

3.1 Stock Dividends.

3.1.1 Split-Ups. If after the date hereof, and subject to the provisions of Section 3.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Fair Market Value” (as defined below) shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Fair Market Value. For purposes of this Section 3.1.1, (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

3.1.2 Extraordinary Dividends. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which this Warrant is convertible), other than (a) as described in Section 3.1.1 above, or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend. For purposes of this Section 3.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 3 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Common Stock issuable on exercise of each Warrant) does not exceed $[Insert 5% of initial Warrant Price].

Exhibit A-5-3

3.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 3.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

3.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 3.1.1 or Section 3.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.4 Replacement of Securities upon Reorganization, etc.

3.4.1 Fundamental Transaction. In the case of (a) any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Sections 3.1.1 or 3.1.2 or Section 3.2 hereof or that solely affects the par value of such shares of Common Stock), (b) any (i) merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock) or (ii) merger or consolidation of the Company with (but not into) another corporation, in which stockholders of the Company immediately prior to such transaction own less than a majority of the outstanding stock of the surviving entity, (c) any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety, or (d) any tender, exchange or redemption offer made to and accepted by the holders of the Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock (each of (a)-(d), a “Fundamental Transaction”), then the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, for each share of Common Stock which may be purchased upon exercise of this Warrant at the effective time of the Fundamental Transaction, the kind and amount of shares of stock or other securities or property (including cash) receivable in respect of each share of Common Stock upon such Fundamental Transaction (the “Alternate Consideration”); provided, however, that (i) if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon a Fundamental Transaction, then the kind and amount of securities, cash or other assets constituting the Alternate Consideration for which this Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such Fundamental Transaction that affirmatively make such election, and (ii) in the event of a Fundamental Transaction under clause (d) above, the Holder of this Warrant shall be entitled to receive as the Alternate Consideration, the highest amount of cash, securities or other property to which the Holder would actually have been entitled as a stockholder if the Holder had exercised this Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 3. The Company shall cause any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation to assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant.

Exhibit A-5-4

3.4.2 Warrant Price Adjustment. In the event (a) any Fundamental Transaction occurs, (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becomes the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, securities of the Company entitling such person or group to exercise 25% or more of the total voting power of all voting securities of the Company, (c) Tony Pearce or Terry Pearce individually or together cease beneficially to own at least 50% of the voting securities of the Company, or (d) the Board of Directors of the Company ceases to be comprised of a majority of independent directors (as defined under NASDAQ rules) for a period of longer than 60 consecutive days (each of (a)-(d), a “Warrant Price Adjustment Transaction”), then in each such case the Warrant Price shall be reduced by the Black-Scholes Warrant Value (as defined below) unless the Holder has made an election under Section 3.4.3 below in relation to the same Warrant Price Adjustment Transaction in which case the Warrant Price for the portion of this Warrant for which such election under Section 3.4.3 was made shall not be adjusted.

3.4.3 Warrant Repurchase. Upon (a) the consummation of any Fundamental Transaction or (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becoming the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, of securities of the Company entitling such person or group to exercise 50% or more of the total voting power of all voting securities of the Company (each of (a) and (b), a “Repurchase Transaction”), at the request of the Holder delivered at any time during the period commencing on the earliest to occur of (i) the public disclosure of any Repurchase Transaction, (ii) the consummation of any Repurchase Transaction and (iii) the Holder first becoming aware of any Repurchase Transaction, in each case through the date that is 45 days after the public disclosure of the consummation of such Repurchase Transaction by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Company (or the successor entity to the Company) shall purchase all or a portion of this Warrant requested by the Holder from the Holder by paying to the Holder, within five trading days after such request (or, if such request is given prior to the consummation of such Repurchase Transaction, on the effective date of (and subject to) the consummation of the Repurchase Transaction), cash in an amount equal to the Black-Scholes Warrant Value multiplied by the number of Warrant Shares for the portion of this Warrant which has been requested to be repurchased.

3.4.4 Black-Scholes Warrant Value. “Black-Scholes Warrant Value” means the value of the right to exercise this Warrant in respect of each Warrant Share immediately prior to the consummation of the Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, as the case may be, based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”, obtained from the “OVME” function). For purposes of calculating such amount, (a) Section 5 of this Agreement shall be taken into account, (b) the price of each share of Common Stock shall be the greater of the volume weighted average price of the Common Stock as reported during the thirty (30) trading day period ending on the trading day prior to the effective date of the applicable event or the volume weighted average price of the Common Stock as reported during the trading day immediately preceding the effective date of consummation of the applicable Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, as the case may be, (c) the assumed volatility shall be the greater of 100% or the 90 day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (d) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of this Warrant.

Exhibit A-5-5

3.4.5 Subsequent Adjustments. The provisions of this Section 3.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of this Warrant.

3.5 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 3.1, 3.2, 3.3 or 3.4, the Company shall give written notice of the occurrence of such event to the Holder of this Warrant, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

3.6 No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon the exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 3, the Holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Holder.

3.7 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by this Warrant is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of this Warrant in a manner that is consistent with any adjustment recommended in such opinion.

4. Transfer and Exchange of Warrant.

4.1 New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.2, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfer or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

4.2 Transfer of Warrants. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

4.3 Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant.

4.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.

Exhibit A-5-6

5. Redemption.

5.1 Redemption. This Warrant may be redeemed, at the option of the Company, at any time while it is exercisable and prior to its expiration upon notice to the Holder of this Warrant, as described in Section 5.2 below, at the price of $0.01 per Warrant Share (the “Redemption Price”), provided that the last sales price of the Common Stock reported has been at least $24.00 per share (subject to adjustment in compliance with Section 3 hereof), on each of twenty (20) trading days within the thirty (30) trading-day period ending on the third Business Day prior to the date on which notice of the redemption is given and provided that there is an effective registration statement covering the shares of Common Stock issuable upon exercise of this Warrant, and a current prospectus relating thereto, available throughout the 30-day Redemption Period (as defined in Section 5.2 below); provided, however, that this Warrant is redeemable pursuant to this Section 5 only if all other warrants of the Company redeemable at such time also are redeemed or required to exercise by the Company.

5.2 Date Fixed for, and Notice of, Redemption. In the event that the Company elects to redeem this Warrant in full, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (such 30-day period, the “Redemption Period”) to the Holder of this Warrant to be redeemed at his, her or its last addresses as it shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice.

5.3 Exercise After Notice of Redemption. This Warrant may be exercised, for cash (or on a “cashless basis” in accordance with Section 2.3.1(b) of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 5.2 hereof and prior to the Redemption Date. In the event that the Company determines to require the Holders to exercise this Warrant on a “cashless basis” pursuant to Section 2.3.1, the notice of redemption shall contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of this Warrant, including the “Fair Market Value” (as such term is defined in Section 2.3.1(b) hereof) in such case. On and after the Redemption Date, the record holder of this Warrant shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price.

6. Other Provisions Relating to Rights of Holder.

6.1 No Rights as Stockholder. This Warrant does not entitle the Holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

6.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

6.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of this Warrant.

7. Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares.

Exhibit A-5-7

8. Miscellaneous Provisions.

8.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns.

8.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Holder to or on the Company shall be sufficiently given when so delivered if by email, hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:

Purple Innovation, Inc.

123 East 200 North

Alpine, UT 84004

Email: legal@purple.com

8.3 Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

8.4 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Holder of this Warrant any right, remedy, or claim under or by reason of this Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Holder of this Warrant.

8.5 Counterparts. This Warrant may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.6 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

8.7 Amendments. This Warrant may be amended only in a writing signed by the Company and the Holder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the Holder.

8.8 Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warranty or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Appendix A – Notice of Exercise

Appendix B – Form of Assignment

Exhibit A-5-8

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date first above written.

PURPLE INNOVATION, INC.

By:
Name:
Title:

COLISEUM CAPITAL PARTNERS, L.P. By:[ ]

By:
Name:
Title:

Exhibit A-5-9

Appendix A

NOTICE OF EXERCISE

To: PURPLE INNOVATION, INC.

(1) The undersigned hereby elects to exercise for ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Exercising Entity: __________________________________________________________________________

Signature of Authorized Signatory of Exercising Entity: ___________________________________________________

Name of Authorized Signatory: ______________________________________________________________________

Title of Authorized Signatory: _______________________________________________________________________

Date: __________________________________________________________________________________________

Exhibit A-5-10

Appendix B

ASSIGNMENT FORM

(To assign all or a portion of the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, [●] Warrant Shares under the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature: ______________________

Holder’s Address: _______________________

Exhibit A-5-11

Exhibit A-6

[Form of]

REGISTRATION RIGHTS AGREEMENT – INCREMENTAL FUNDING DATE

[Please see attached.]

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [●], 2019, by and among Purple Innovation, Inc., a Delaware corporation (including any successor entity thereto, “Parent”), and the undersigned parties listed under Investors on the signature page hereto (each an “Investor” and collectively, the “Investors”).

WHEREAS, Purple Innovation, LLC, a wholly owned subsidiary of Parent, and the Investors are entering into that certain Amended & Restated Credit Agreement, dated as of the date of this Agreement (the “Amended Credit Agreement”), together with Delaware Trust Company, as Collateral Agent, which amends and restates that certain Credit Agreement, dated as of February 2, 2018, by and among such parties;

WHEREAS, in connection with the entering into of the Amended Credit Agreement, Parent is issuing to the Investors warrants to purchase shares of Class A Common Stock of Parent (the “Warrants”); and

WHEREAS, the parties desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the Warrants and shares of Class A Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Class A Common Stock” means the class A common stock, par value $0.0001 per share, of Parent (including any successor common equity securities into which such securities are exchanged or converted).

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Form S-3” is defined in Section 2.3.

“Founder Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of July 29, 2015, between Parent and Global Partner Sponsor I LLC, as amended.

“Founder Securities” means those securities included in the definition of “Registrable Security” specified in the Founder Registration Rights Agreement.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“InnoHold” means InnoHold, LLC.

Exhibit A-6-1

“InnoHold Registration Rights Agreement” means that certain Registration Rights Agreement entered into by Parent and InnoHold, dated as of February 2, 2018.

“InnoHold Securities” means those securities included in the definition of “Registrable Securities” specified in the InnoHold Registration Rights Agreement.

“Investor(s)” is defined in the preamble to this Agreement, and include any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Other Investors Registrable Securities” means any securities which Parent may have obligations to register under the Other Investors Registration Rights Agreement.

“Other Investors Registration Rights Agreement” means the registration rights agreement entered into by Parent with the Investors as of February 2, 2018.

“Other PIPE Registrable Securities” means any securities which Parent may have obligations to register under Other PIPE Registration Rights Agreements.

“Other PIPE Registration Rights Agreements” means the registration rights agreements entered into by Parent with Baleen Capital Investors II LLC, Baleen Capital Fund LP, Greenhaven Road Capital Fund 1, L.P., Royce Value Trust, Inc., David Capital Partners, LP, Pleiades Investment Partners – DC, L.P. and Dane Capital Fund LP, as of February 2, 2018.

“Other Registrable Securities” means the Founder Securities, the InnoHold Securities, the Other Investors Registrable Securities, and the Other PIPE Registrable Securities.

“Other Registration Rights Agreements” means the Founders Registration Rights Agreement, the InnoHold Registration Rights Agreement, the Other Investors Registration Rights Agreement, and the Other PIPE Registration Rights Agreements.

“Paired Security” means one share of Class B Common Stock of Parent and one Class B Unit of Purple Innovation, LLC, which are exchangeable together for one share of Class A Common Stock.

“Parent” is defined in the preamble to this Agreement, and shall include Parent’s successors by merger, acquisition, reorganization or otherwise.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Pro Rata” is defined in Section 2.2.2(a).

“Proceeding” is defined in Section 6.10.

“Purple Team Registration Statement” means a registration statement to be filed by Parent registering the issuance of Class A Common Stock to InnoHold and to the former members of Purple Team, LLC (the “Purple Team Members”), upon the exchange of Paired Securities by InnoHold and the Purple Team Members.

Exhibit A-6-2

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means all of the Warrants and the Warrant Shares issuable upon exercise of the Warrants. Registrable Securities include any warrants, share capital or other securities of Parent issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Warrants and Warrant Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Parent and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations or manner-of-sale restrictions and without the need for current public information pursuant to Rule 144 (including Rule 144(i)(2)) as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to Parent’s transfer agent and the affected Investors, as reasonably determined by Parent, upon the advice of counsel to Parent.

“Registration Expenses” is defined in Section 3.3.

“Registration Statement” means a registration statement filed by Parent with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Rule 415” means Rule 415 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Specified Courts” is defined in Section 6.10.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Warrant Shares” is defined in the recitals to this Agreement.

Exhibit A-6-3

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. Subject to Section 2.4, at any time and from time to time after the date of this Agreement, Investors holding a majority-in-interest of Registrable Securities then issued and outstanding may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Within five (5) days following receipt of any request for a Demand Registration, Parent will notify all other Investors holding Registrable Securities of the demand, and each Investor holding Registrable Securities who wishes to include all or a portion of such Investor’s Registrable Securities in the Demand Registration (each such Investor including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify Parent within fifteen (15) days after the receipt by such Investor of the notice from Parent. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. Parent shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities.

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the SEC with respect to such Demand Registration has been declared effective and Parent has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders within thirty (30) days of such removal, rescission or termination elect to continue the offering; provided, further, that Parent shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration, is terminated or a majority-in-interest fail to elect to continue the offering in accordance with the immediately preceding clause (ii).

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and advise Parent as part of their written demand for a Demand Registration that the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering, then the right of any Demanding Holder to include their Registrable Securities in such registration shall be conditioned upon such Demanding Holder’s participation in such underwriting and the inclusion of its Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the Investors initiating the Demand Registration.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises Parent and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Class A Common Stock or other securities which Parent desires to sell and the Class A Common Stock or other securities, if any, as to which registration by Parent has been requested pursuant to written contractual piggy-back registration rights held by other security holders of Parent who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then Parent shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and any Other Investors Registrable Securities requested to be registered by the Demanding Holders pursuant to the Other Investors Registration Rights Agreement (pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person), that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Class A Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Class A Common Stock or other securities for the account of other Persons that Parent is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares. In the event that Parent securities that are convertible into Class A Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Parent securities on an as-converted to Class A Common Stock basis.

Exhibit A-6-4

2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to Parent and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraw from a proposed offering relating to a Demand Registration in such event, then such registration shall not count as a Demand Registration provided for in Section 2.1. Notwithstanding anything to the contrary in this Agreement, but subject to Section 4, Parent shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this Section 2.1.5.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. Subject to Section 2.4, if at any time after the date of this Agreement Parent proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by Parent for its own account or for security holders of Parent for their account (or by Parent and by security holders of Parent including pursuant to Section 2.1), other than the Purple Team Registration Statement or a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Parent’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Parent, (iv) for a dividend reinvestment plan, then Parent shall (x) give written notice of such proposed filing to Investors holding Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to Investors holding Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Investors may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such registration by Parent or another demanding shareholder, Parent shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of Parent and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Investors holding Registrable Securities proposing to distribute their Registrable Securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

Exhibit A-6-5

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Parent and the Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Class A Common Stock or other Parent securities which Parent desires to sell, taken together with (i) the Class A Common Stock or other Parent securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors hereunder, (ii) the Registrable Securities as to which registration has been requested under this Section 2.2, and (iii) the Class A Common Stock or other Parent securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of Parent, exceeds the Maximum Number of Shares, then Parent shall include in any such registration:

(a) If the registration is undertaken for Parent’s account: (i) first, the Class A Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Other Registrable Securities as to which piggy-back registration has been requested pursuant to the Other Registration Rights Agreements and the Registrable Securities of the Investors as to which registration has been requested pursuant to this Section 2.2, together that can be sold without exceeding the Maximum Number of Shares, with the Other Registrable Securities and Registrable Securities being included pro rata in accordance with the number of securities that each such Person has requested be included in such piggy-back registration, regardless of the number of securities held by each such Person (such proportion is referred to herein as “Pro Rata”); and (iii) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (i) and (ii), the Class A Common Stock or other securities for the account of other Persons that Parent is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares;

(b) If the registration is a “demand” registration undertaken at the demand of holders of Other Registrable Securities under an Other Registration Rights Agreement: (i) first, the Other Registrable Securities for the account of the demanding holders under the Other Registration Rights Agreement that can be sold without exceeding the Maximum Number of Shares, together with, if such demanding holders are the Investors pursuant to the Other Investors Registration Rights Agreement, any Registrable Securities as to which registration has been requested under this Section 2.2 (pro rata in accordance with the number of securities that each applicable Person has requested to be included in such registration, regardless of the number of securities held by each such Person); (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Class A Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Other Registrable Securities as to which piggy-back registration has been requested pursuant to the Other Registration Rights Agreements (excluding the holders who exercised such demand rights) and the Registrable Securities of the Investors as to which registration has been requested pursuant to this Section 2.2, together that can be sold without exceeding the Maximum Number of Shares, with such Other Registrable Securities and Registrable Securities being included Pro Rata; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Class A Common Stock or other securities for the account of other Persons that Parent is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares; and

Exhibit A-6-6

(c) If the registration is a “demand” registration undertaken at the demand of Persons other than the Investors holding Registrable Securities or the holders of Other Registrable Securities, (i) first, the Class A Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Class A Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Other Registrable Securities as to which piggy-back registration has been requested pursuant to the Other Registration Rights Agreements and the Registrable Securities of the Investors as to which registration has been requested pursuant to this Section 2.2, together that can be sold without exceeding the Maximum Number of Shares, with such Other Registrable Securities and Registrable Securities being included Pro Rata; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Class A Common Stock or other securities for the account of other Persons that Parent is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares.

In the event that Parent securities that are convertible into Class A Common Stock are included in the offering, the calculations under this Section 2.2.2 shall include such Parent securities on an as-converted to Class A Common Stock basis. Notwithstanding anything to the contrary contained above, to the extent that the registration of the Registrable Securities of the Investors would prevent Parent or the demanding stockholders from effecting such registration and offering, such Investors shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.

2.2.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw its request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Parent of such request to withdraw prior to the effectiveness of the Registration Statement. Parent (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, Parent shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 by Investors holding Registrable Securities that have requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3 Shelf Registration. After the date of this Agreement, subject to Section 2.4, Investors holding Registrable Securities may at any time and from time to time, request in writing that Parent, pursuant to Rule 415, register the resale of any or all of their Registrable Securities on Form S-3, or if Form S-3 is not available to Parent, Form S-1; provided, however, that Parent shall not be obligated to effect such request through an underwritten offering. As soon as practicable after receipt of such written request, Parent will give written notice of the proposed registration to all other Investors holding Registrable Securities, and, as soon as practicable thereafter Parent will effect the registration of all or such portion of Investors’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities, if any, of any other Investors joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from Parent; provided, however, that Parent shall not be obligated to effect any such registration pursuant to this Section 2.3 if Investors holding Registrable Securities, together with the holders of any other securities of Parent entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

Exhibit A-6-7

2.4 Warrant and Warrant Shares Registration Statement. On or prior to March 29, 2019 (the “Warrant and Warrant Shares Registration Filing Date”), Parent will prepare and file with the SEC pursuant to Rule 415 a Registration Statement (the “Warrant and Warrant Shares Registration Statement”) to register the resale of the Warrants and the Warrant Shares, which Warrant and Warrant Shares Registration Statement will not be treated as a Demand Registration for purposes of Section 2.1.1 but will be treated as a Registration for all other purposes of this Agreement, including Sections 3 and 4 hereof; provided, however, that the Warrants and Warrant Shares of each Investor will be included for registration in the Warrant and Warrant Shares Registration Statement only to the extent that such Investor promptly provides to Parent upon request (and in any event at least two (2) Business Days prior to the Warrant and Warrant Shares Registration Filing Date) all of the information required by Section 3.4 below with respect to the Warrant and Warrant Shares Registration Statement.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever Parent is required to effect the registration of any Registrable Securities by Investors pursuant to Section 2, Parent shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. Parent shall use its best efforts to, as expeditiously as possible, but in no event more than forty-five (45) days, after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the SEC a Registration Statement on any form for which Parent then qualifies or which counsel for Parent shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable, but in no event later than seventy-five (75) days after the filing of such Registration Statement, and use its best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that Parent shall have the right to defer any Demand Registration for up to an additional fifteen (15) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if Parent shall furnish to Investors requesting to include their Registrable Securities in such registration a certificate signed by the President, Chief Executive Officer or Chairman of Parent stating that, in the good faith judgment of the Board of Directors of Parent, it would be materially detrimental to Parent and its shareholders for such Registration Statement to be effected at such time; provided, further, that Parent shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. Parent shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to Investors holding Registrable Securities included in such registration, and such Investors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Investors holding Registrable Securities included in such registration or legal counsel for such Investors may request in order to facilitate the disposition of the Registrable Securities owned by such Investors.

3.1.3 Amendments and Supplements. Parent shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

Exhibit A-6-8

3.1.4 Notification. After the filing of a Registration Statement, Parent shall promptly, and in no event more than three (3) Business Days after such filing, notify Investors holding Registrable Securities included in such Registration Statement of such filing, and shall further notify such Investors promptly and confirm such advice in writing in all events within three (3) Business Days after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the SEC of any stop order (and Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); (iv) subject to the last sentence of this Section 3.1.4, the occurrence or existence of any pending corporate development with respect to Parent that Parent believes may be material and that, in the determination of Parent’s Board of Directors, makes it not in the best interest of Parent to allow continued availability of such Registration Statement or any prospectus relating thereto; and (v) any request by the SEC for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to Investors holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the SEC a Registration Statement or prospectus or any amendment or supplement thereto, Parent shall furnish to Investors holding Registrable Securities included in such Registration Statement and the legal counsel of such Investors copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Investors and legal counsel with a reasonable opportunity to review such documents and comment thereon, and Parent shall not file any Registration Statement or prospectus or amendment or supplement thereto to which such Investors or their legal counsel shall object. In no event shall any notification pursuant to this Agreement contain any information which would constitute material, non-public information regarding Parent or any of its subsidiaries.

3.1.5 State Securities Laws Compliance. Prior to any public offering of Registrable Securities, Parent shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Investors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be necessary or advisable to enable Investors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject.

3.1.6 Agreements for Disposition. Parent shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of Parent in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

Exhibit A-6-9

3.1.7 Cooperation. The principal executive officer of Parent, the principal financial officer of Parent, the principal accounting officer of Parent and all other officers and members of the management of Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. Parent shall make available for inspection by Investors holding Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any Investor holding Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of Parent, as shall be necessary to enable them to exercise their due diligence responsibility, and cause Parent’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. Parent shall furnish to each Investor holding Registrable Securities included in such Registration Statement a signed counterpart, addressed to such Investor, of (i) any opinion of counsel to Parent delivered to any Underwriter and (ii) any comfort letter from Parent’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, Parent shall furnish to each Investor holding Registrable Securities included in such Registration Statement, at any time that such Investor elects to use a prospectus, an opinion of counsel to Parent to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. Parent shall comply with all applicable rules and regulations of the SEC and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. Parent shall use its best efforts to cause all Registrable Securities that are Class A Common Stock included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Parent are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $25,000,000, Parent shall make available senior executives of Parent to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.1.4(iii), (iv) or (v), each Investor holding Registrable Securities included in such Registration Statement shall immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor receives the supplemented or amended prospectus contemplated by Section 3.1.4(iii), (iv) or (v) to the extent required, and, if so directed by Parent, each such Investor will deliver to Parent all copies, other than permanent file copies then in such Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Parent shall be entitled to exercise its right under this Section 3.2 to suspend the availability of a Registration Statement and related prospectus for a period not to exceed thirty (30) calendar days once in any 365-day period.

Exhibit A-6-10

3.3 Registration Expenses. Subject to Section 4, Parent shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective (“Registration Expenses”), including: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) Parent’s internal expenses (including all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Parent and fees and expenses for independent certified public accountants retained by Parent (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by Parent in connection with such registration; (ix) any underwriting discounts or selling commissions, placement agent or broker fees or similar discounts, commissions or fees and any related expenses with respect to the sale of Registrable Securities by any Investor; and (x) the fees and expenses of one legal counsel selected by Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.4 Information. Investors holding Registrable Securities included in such Registration Statement shall provide such information as may reasonably be requested by Parent, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement including any Registrable Securities of the Investors, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Parent. Parent agrees to indemnify and hold harmless each Investor, and each Investor’s officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls an Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration; and Parent shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that Parent will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Parent, in writing, by such selling holder expressly for use therein. Parent also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

Exhibit A-6-11

4.2 Indemnification by the Investors. Each Investor selling Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Investor, indemnify and hold harmless Parent, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other Person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Parent by such Investor expressly for use therein, and shall reimburse Parent, its directors and officers, each Underwriter and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling Investor’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Investor.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

Exhibit A-6-12

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. Parent covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as Investors holding Registrable Securities may reasonably request, all to the extent required from time to time to enable such Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

6. MISCELLANEOUS.

6.1 Other Registration Rights. Parent represents and warrants that as of the date of this Agreement, no Person, other than the holders of (i) the Registrable Securities, (ii) the Founder Securities, (iii) the InnoHold Securities, (iv) the Other Investors Registrable Securities, and (v) the Other PIPE Registrable Securities, has any right to require Parent to register any of Parent’s capital stock for sale or to include Parent’s capital stock in any registration filed by Parent for the sale of capital stock for its own account or for the account of any other Person.

Exhibit A-6-13

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of Parent hereunder may not be assigned or delegated by Parent in whole or in part. This Agreement and the rights, duties and obligations of Investors holding Registrable Securities hereunder may be freely assigned or delegated by such Investor in conjunction with and to the extent of any permitted transfer of Registrable Securities by such Investor. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or of any assignee of the Investors. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Parent, to: Purple Innovation, Inc. 123 E. 200 N. Alpine, UT 84004 Attn: Casey McGarvey Email: casey@purple.com

With a copy to (which shall not constitute notice):

Dorsey & Whitney LLP
111 S. Main St., Suite 2100
Salt Lake City, UT 84111
Attn:    Nolan S. Taylor
Email:   taylor.nolan@dorsey.com
Fax:      (801) 933-7373
Tel:      (801) 933-7366

If to an Investor, to the address set forth next to such Investor’s name on Exhibit A hereto.

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5 Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof.

Exhibit A-6-14

6.7 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.8 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of Parent and Investors holding a majority-in-interest of the Registrable Securities. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision

6.9 Remedies Cumulative. In the event a party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.10 Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof. All actions, claims or other legal proceedings arising out of or relating to this Agreement (a “Proceeding”) shall be heard and determined exclusively in any state or federal court located in the State of Delaware (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Each party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Proceeding brought by any party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Each party irrevocably consents to the service of the summons and complaint and any other process in any Proceeding, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6.3. Nothing in this Section 6.10 shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

6.11 WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE INVESTORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

Exhibit A-6-15

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

Purple innovation, inc.

By:
Name:
Title:

Investors:

Coliseum Capital Partners, L.P.

By:	Coliseum Capital, LLC,
its General Partner

By:
Name:
Title:

Blackwell partners llc – series A

By:	Coliseum Capital Management, LLC,
Attorney-in-Fact

By:
Name:
Title:

Coliseum Co-Invest Debt Fund, L.P.

By:	Coliseum Capital, LLC,
its General Partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit A-6-16

EXHIBIT A

Investors

Name of Investor	Address of Investor

Coliseum Capital Partners, L.P.

c/o Coliseum Capital Management, LLC
105 Rowayton Avenue
Rowayton, CT 06853
Attn: Adam Gray; Christopher Shackelton; and Chivonne Cassar
Email: agray@coliseumpartners.com; chris@coliseumpartners.com;
            ccassar@coliseumpartners.com

with a copy to (which shall not constitute notice):

Paul Hastings LLC
200 Park Avenue
New York, NY 10166
Attn: Barry Brooks
Email: barrybrooks@paulhastings.com

Blackwell Partners LLC – Series A

c/o Coliseum Capital Management, LLC
105 Rowayton Avenue
Rowayton, CT 06853
Attn: Adam Gray; Christopher Shackelton; and Chivonne Cassar
Email: agray@coliseumpartners.com; chris@coliseumpartners.com;
ccassar@coliseumpartners.com

with a copy to (which shall not constitute notice):

Paul Hastings LLC
200 Park Avenue
New York, NY 10166
Attn: Barry Brooks
Email: barrybrooks@paulhastings.com

Coliseum Co-Invest Debt Fund, L.P.

c/o Coliseum Capital Management, LLC
105 Rowayton Avenue
Rowayton, CT 06853
Attn: Adam Gray; Christopher Shackelton; and Chivonne Cassar
Email: agray@coliseumpartners.com; chris@coliseumpartners.com;
ccassar@coliseumpartners.com

with a copy to (which shall not constitute notice):

Paul Hastings LLC
200 Park Avenue
New York, NY 10166
Attn: Barry Brooks
Email: barrybrooks@paulhastings.com

Exhibit A-6-17

Exhibit A-7

[Form of]

WARRANT – ADDITIONAL LOAN FUNDING DATE

[Please see attached.]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES; PROVIDED THAT IF ANY SECURITIES ARE PLEDGED AND THE PLEDGEE TAKES POSSESSION OF SUCH SECURITIES, SUCH PLEDGEE MUST AGREE TO BE SUBJECT TO THE SAME RESTRICTIONS THE PLEDGOR WAS SUBJECT TO WITH RESPECT TO SUCH SECURITIES.

CLASS A COMMON STOCK PURCHASE WARRANT

PURPLE INNOVATION, INC.

Warrant Shares: [●]	Initial Exercise Date: [●]

THIS CLASS A COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, Coliseum Capital Partners, L.P.1 or its assigns (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [INSERT 10 YEAR ANNIVERSARY OF INITIAL EXERCISE DATE] (the “Expiration Date”), to subscribe for and purchase from Purple Innovation, Inc., a Delaware corporation (the “Company”), up to [INSERT A NUMBER OF WARRANT SHARES EQUAL TO (i) 1.5 MULTIPLIED BY THE PRINCIPAL DOLLAR AMOUNT OF ADDITIONAL LOANS, DIVIDED BY (ii) THE WARRANT PRICE] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Class A common stock of the Company, par value $.0001 (“Common Stock”). The purchase price of each share of Common Stock under this Warrant shall be equal to the Warrant Price, as defined in Section 2.1.

1. Warrant.

1.1 Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

1.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the person in whose name such Warrant is registered in the Warrant Register as the absolute owner of such Warrant and of each Warrant represented thereby, for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

2. Terms and Exercise of Warrant.

2.1 Warrant Price. This Warrant shall entitle the Holder hereof to purchase from the Company the number of shares of Common Stock stated herein, at the price of [INSERT, FOR THE INITIAL WARRANT PRICE, THE LOWER OF (A) $5.74 PER SHARE AND (B) THE AVERAGE OF THE VWAP FOR THE 10 TRADING DAYS ENDING ON THE TRADING DAY IMMEDIATELY PRIOR TO THE DATE THE WARRANTS ARE ISSUED; PROVIDED THAT IN NO EVENT SHALL THE WARRANT PRICE BE LESS THAN $1.00; “VWAP” MEANS, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on any Trading Market and if prices for the Common Stock are then reported on the OTC Bulletin Board or in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company; “TRADING MARKET” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market (or any successors to any of the foregoing)], subject to the adjustments provided in Section 3 hereof and in the last sentence of this Section 2.1. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time this Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date for a period of not less than twenty (20) Business Days, provided, however, that the Company shall provide at least twenty (20) days prior written notice of such reduction to the Holder of this Warrant; provided further, that in no event shall the Warrant Price be less than $1.00 other than as a result of any adjustment pursuant to Section 3.

1 NTD: Form of Warrant to be duplicated for each lender receiving warrants.

Exhibit A-7-1

2.2 Duration of Warrant. This Warrant may be exercised only during the period (the “Exercise Period”) commencing on the Initial Exercise Date and terminating at 5:00 p.m., New York City time on the Expiration Date. Except with respect to the right to receive the Redemption Price (as defined below) in the event of a redemption (as set forth in Section 5 hereof), if this Warrant is not exercised on or before the Expiration Date it shall become void, and all rights hereunder shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date.

2.3 Exercise of Warrant.

2.3.1 Payment. Subject to the provisions of this Warrant, this Warrant may be exercised by the Holder hereof, in whole or in part, by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”), and by paying in full the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the shares of Common Stock and the issuance of such Common Stock, as follows:

(a) in lawful money of the United States, in good certified check or good bank draft payable to the order of the Company; or

(b) by surrendering this Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock for which this Warrant is being exercised, multiplied by the difference between the Warrant Price and the Fair Market Value, as defined in this Section 2.3.1(b), by (y) the Fair Market Value. Solely for purposes of this Section 2.3.1(b), the “Fair Market Value” shall mean the average last sale price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of this Warrant is sent to the Company.

2.3.2 Issuance of Shares of Common Stock on Exercise. As soon as practicable after the exercise of this Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to Section 2.3.1(a)), the Company shall issue to the Holder of this Warrant a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which this Warrant shall not have been exercised. Subject to Section 3.6 of this Agreement, the Holder of this Warrant may exercise this Warrant only for a whole number of shares of Common Stock. In no event will the Company be required to net cash settle the Warrant exercise. If, by reason of any exercise of warrants on a “cashless basis”, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share of Common Stock, the Company shall round down to the nearest whole number, the number of shares of Common Stock to be issued to the Holder.

Exhibit A-7-2

2.3.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant shall be validly issued, fully paid and nonassessable.

2.3.4 Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.

2.3.5 Maximum Percentage. The Holder may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 2.3.5; provided, however, that the Holder shall not be subject to this Section 2.3.5 unless he, she or it makes such election. If the election is made by the Holder, the Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with the Holder’s affiliates (as defined in Rule 405 of the Securities Act)), to the Company’s actual knowledge, would beneficially own in excess of 9.8% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the Commission as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or Continental Stock Transfer & Trust Company (the “Transfer Agent”) setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Holder, the Company shall, within two (2) Business Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder of this Warrant may from time to time increase or decrease the Maximum Percentage applicable to such Holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

Exhibit A-7-3

3. Adjustments.

3.1 Stock Dividends.

3.1.1 Split-Ups. If after the date hereof, and subject to the provisions of Section 3.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Fair Market Value” (as defined below) shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Fair Market Value. For purposes of this Section 3.1.1, (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

3.1.2 Extraordinary Dividends. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which this Warrant is convertible), other than (a) as described in Section 3.1.1 above, or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend. For purposes of this Section 3.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 3 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Common Stock issuable on exercise of each Warrant) does not exceed $[Insert 5% of initial Warrant Price].

3.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 3.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

3.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 3.1.1 or Section 3.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

Exhibit A-7-4

3.4 Replacement of Securities upon Reorganization, etc.

3.4.1 Fundamental Transaction. In the case of (a) any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Sections 3.1.1 or 3.1.2 or Section 3.2 hereof or that solely affects the par value of such shares of Common Stock), (b) any (i) merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock) or (ii) merger or consolidation of the Company with (but not into) another corporation, in which stockholders of the Company immediately prior to such transaction own less than a majority of the outstanding stock of the surviving entity, (c) any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety, or (d) any tender, exchange or redemption offer made to and accepted by the holders of the Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock (each of (a)-(d), a “Fundamental Transaction”), then the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, for each share of Common Stock which may be purchased upon exercise of this Warrant at the effective time of the Fundamental Transaction, the kind and amount of shares of stock or other securities or property (including cash) receivable in respect of each share of Common Stock upon such Fundamental Transaction (the “Alternate Consideration”); provided, however, that (i) if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon a Fundamental Transaction, then the kind and amount of securities, cash or other assets constituting the Alternate Consideration for which this Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such Fundamental Transaction that affirmatively make such election, and (ii) in the event of a Fundamental Transaction under clause (d) above, the Holder of this Warrant shall be entitled to receive as the Alternate Consideration, the highest amount of cash, securities or other property to which the Holder would actually have been entitled as a stockholder if the Holder had exercised this Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 3. The Company shall cause any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation to assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant.

3.4.2 Warrant Price Adjustment. In the event (a) any Fundamental Transaction occurs, (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becomes the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, securities of the Company entitling such person or group to exercise 25% or more of the total voting power of all voting securities of the Company, (c) Tony Pearce or Terry Pearce individually or together cease beneficially to own at least 50% of the voting securities of the Company, or (d) the Board of Directors of the Company ceases to be comprised of a majority of independent directors (as defined under NASDAQ rules) for a period of longer than 60 consecutive days (each of (a)-(d), a “Warrant Price Adjustment Transaction”), then in each such case the Warrant Price shall be reduced by the Black-Scholes Warrant Value (as defined below) unless the Holder has made an election under Section 3.4.3 below in relation to the same Warrant Price Adjustment Transaction in which case the Warrant Price for the portion of this Warrant for which such election under Section 3.4.3 was made shall not be adjusted.

3.4.3 Warrant Repurchase. Upon (a) the consummation of any Fundamental Transaction or (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becoming the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, of securities of the Company entitling such person or group to exercise 50% or more of the total voting power of all voting securities of the Company (each of (a) and (b), a “Repurchase Transaction”), at the request of the Holder delivered at any time during the period commencing on the earliest to occur of (i) the public disclosure of any Repurchase Transaction, (ii) the consummation of any Repurchase Transaction and (iii) the Holder first becoming aware of any Repurchase Transaction, in each case through the date that is 45 days after the public disclosure of the consummation of such Repurchase Transaction by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Company (or the successor entity to the Company) shall purchase all or a portion of this Warrant requested by the Holder from the Holder by paying to the Holder, within five trading days after such request (or, if such request is given prior to the consummation of such Repurchase Transaction, on the effective date of (and subject to) the consummation of the Repurchase Transaction), cash in an amount equal to the Black-Scholes Warrant Value multiplied by the number of Warrant Shares for the portion of this Warrant which has been requested to be repurchased.

Exhibit A-7-5

3.4.4 Black-Scholes Warrant Value. “Black-Scholes Warrant Value” means the value of the right to exercise this Warrant in respect of each Warrant Share immediately prior to the consummation of the Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, as the case may be, based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”, obtained from the “OVME” function). For purposes of calculating such amount, (a) Section 5 of this Agreement shall be taken into account, (b) the price of each share of Common Stock shall be the greater of the volume weighted average price of the Common Stock as reported during the thirty (30) trading day period ending on the trading day prior to the effective date of the applicable event or the volume weighted average price of the Common Stock as reported during the trading day immediately preceding the effective date of consummation of the applicable Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, as the case may be, (c) the assumed volatility shall be the greater of 100% or the 90 day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (d) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of this Warrant.

3.4.5 Subsequent Adjustments. The provisions of this Section 3.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of this Warrant.

3.5 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 3.1, 3.2, 3.3 or 3.4, the Company shall give written notice of the occurrence of such event to the Holder of this Warrant, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

3.6 No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon the exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 3, the Holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Holder.

3.7 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by this Warrant is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of this Warrant in a manner that is consistent with any adjustment recommended in such opinion.

Exhibit A-7-6

4. Transfer and Exchange of Warrant.

4.1 New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.2, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfer or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

4.2 Transfer of Warrants. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

4.3 Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant.

4.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.

5. Redemption.

5.1 Redemption. This Warrant may be redeemed, at the option of the Company, at any time while it is exercisable and prior to its expiration upon notice to the Holder of this Warrant, as described in Section 5.2 below, at the price of $0.01 per Warrant Share (the “Redemption Price”), provided that the last sales price of the Common Stock reported has been at least $24.00 per share (subject to adjustment in compliance with Section 3 hereof), on each of twenty (20) trading days within the thirty (30) trading-day period ending on the third Business Day prior to the date on which notice of the redemption is given and provided that there is an effective registration statement covering the shares of Common Stock issuable upon exercise of this Warrant, and a current prospectus relating thereto, available throughout the 30-day Redemption Period (as defined in Section 5.2 below); provided, however, that this Warrant is redeemable pursuant to this Section 5 only if all other warrants of the Company redeemable at such time also are redeemed or required to exercise by the Company.

5.2 Date Fixed for, and Notice of, Redemption. In the event that the Company elects to redeem this Warrant in full, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (such 30-day period, the “Redemption Period”) to the Holder of this Warrant to be redeemed at his, her or its last addresses as it shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice.

5.3 Exercise After Notice of Redemption. This Warrant may be exercised, for cash (or on a “cashless basis” in accordance with Section 2.3.1(b) of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 5.2 hereof and prior to the Redemption Date. In the event that the Company determines to require the Holders to exercise this Warrant on a “cashless basis” pursuant to Section 2.3.1, the notice of redemption shall contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of this Warrant, including the “Fair Market Value” (as such term is defined in Section 2.3.1(b) hereof) in such case. On and after the Redemption Date, the record holder of this Warrant shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price.

Exhibit A-7-7

6. Other Provisions Relating to Rights of Holder.

6.1 No Rights as Stockholder. This Warrant does not entitle the Holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

6.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

6.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of this Warrant.

7. Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares.

8. Miscellaneous Provisions.

8.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns.

8.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Holder to or on the Company shall be sufficiently given when so delivered if by email, hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:

Purple Innovation, Inc.

123 East 200 North

Alpine, UT 84004

Email: legal@purple.com

8.3 Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

8.4 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Holder of this Warrant any right, remedy, or claim under or by reason of this Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Holder of this Warrant.

8.5 Counterparts. This Warrant may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.6 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

Exhibit A-7-8

8.7 Amendments. This Warrant may be amended only in a writing signed by the Company and the Holder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the Holder.

8.8 Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warranty or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Appendix A – Notice of Exercise

Appendix B – Form of Assignment

Exhibit A-7-9

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date first above written.

PURPLE INNOVATION, INC.

By:
Name:
Title:

COLISEUM CAPITAL PARTNERS, L.P. By:[ ]

By:
Name:
Title:

Exhibit A-7-10

Appendix A

NOTICE OF EXERCISE

To: PURPLE INNOVATION, INC.

(1) The undersigned hereby elects to exercise for ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Exercising Entity: ________________________________________________________________________

Signature of Authorized Signatory of Exercising Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

Exhibit A-7-11

Appendix B

ASSIGNMENT FORM

(To assign all or a portion of the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, [●] Warrant Shares under the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature: _______________

Holder’s Address: _______________

Exhibit A-7-12

Exhibit B

[Form of]

COMPLIANCE CERTIFICATE

I am an officer of PURPLE INNOVATION, LLC (“Borrower”). Under the terms of that certain Amended & Restated Credit Agreement dated as of January [●] 2019, by and among Borrower and COLISEUM CAPITAL PARTNERS, L.P., BLACKWELL PARTNERS LLC–SERIES A and COLISEUM CO-INVEST DEBT FUND, L.P. (the “Agreement”), I hereby certify that:

1. The attached financial statements of Borrower dated as of ______________ (the “Statement Date”) are true and correct in all material respects and have been accurately prepared in accordance with generally accepted accounting principles and used consistently with prior practices.

2. Annex 1 hereto sets forth calculations in reasonable detail demonstrating compliance with Section 5.11 of the Agreement.

3. Parent Borrower is S-X Compliant.

4. Unless expressly stated otherwise in a written statement attached to this Certificate, all representations and warranties contained in the Agreement remain true and correct in all material respects, and as of the date hereof there exists no default or defined event of default under the Agreement or any promissory note or other contract, instrument or document executed in connection therewith, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute such a default or defined event of default.

PURPLE INNOVATION, LLC

By:	Date:
Title:

Exhibit B-1

Annex 1 to

Compliance Certificate

1. FOR THE QUARTER ENDING [MM/DD/YY], QUARTERLY EBITDA:

(a) Net Income, plus
(b) to the extent deducted in the calculation of Net Income, without duplication,
(i) Interest Expense,
plus
(ii) depreciation expense and amortization expense,
plus
(iii) income tax expense,
plus
(iv) non-cash stock compensation expense,
plus
(v) such other items reducing Net Income acceptable to Majority Lenders in their reasonable discretion, plus or minus
(vi) non-cash gains, losses and charges,
plus
(vii) one-time fees, costs and expenses incurred in connection with the consummation of the transactions contemplated by the Loan Documents

Total

2. FOR THE TWELVE-MONTH PERIOD ENDING [MM/DD/YY], LTM EBITDA:

(a) Net Income, plus
(b) to the extent deducted in the calculation of Net Income, without duplication,
(i) Interest Expense,
plus
(ii) depreciation expense and amortization expense,
plus
(iii) income tax expense,
plus
(iv) non-cash stock compensation expense,
plus
(v) such other items reducing Net Income acceptable to Majority Lenders in their reasonable discretion, plus or minus
(vi) non-cash gains, losses and charges,
plus
(vii) one-time fees, costs and expenses incurred in connection with the consummation of the transactions contemplated by the Loan Documents

Total

Exhibit B-2

Exhibit C

[Form of]

ADDITIONAL LOAN REQUEST

Reference is made to the Amended & Restated Credit Agreement dated as of January [●], 2019, by and among Borrower, the Lenders from time to time party thereto and DELAWARE TRUST COMPANY, as collateral agent (the “Credit Agreement”). Capitalized terms used herein without definition herein are used as defined in the Credit Agreement.

Borrower hereby gives you notice pursuant to the Credit Agreement of its request of Additional Loans under the Credit Agreement and, in that connection, sets forth the following information:

A.	The date of the proposed borrowing of Additional Loans is [●].

C.	The aggregate principal amount of the requested Additional Loans is [●].

Each Lender that agrees to provide an Additional Loan in connection with this request may indicate its commitment to provide such Additional Loan subject only to the satisfaction of the conditions precedent set forth in Section 3.2 of the Credit Agreement by submitting to Borrower a response to Additional Loan request in a notice substantially in the form of Annex I hereto setting forth such Lender’s commitment amount in respect of the requested Additional Loan (an “Additional Loan Commitment Notice”). Any Lender that has not provided an Additional Loan Commitment Notice within five (5) Business Days of the receipt of this request shall be deemed to have declined to provide such Additional Loans, and such Declined Amount shall be offered to the other Lenders in accordance with the Credit Agreement.

Attached hereto as Annex II is a certificate of a responsible officer of Borrower certifying as to the satisfaction of the Approval Conditions in connection with such request for Additional Loans.

PURPLE INNOVATION, LLC

By:	Date:
Title:

Exhibit C-1

Annex I

[Form of]

ADDITIONAL LOAN COMMITMENT NOTICE

Undersigned Lender hereby agrees to provide commitments in respect of the requested Additional Loans in an aggregate principal amount equal to $[●].

[LENDER]

By:	Date:
Title:

Annex I-1

Annex II

APPROVAL CONDITIONS

OFFICER’S CERTIFICATE

I am an officer of PURPLE INNOVATION, LLC (“Borrower”). Under the terms of that certain Amended & Restated Credit Agreement dated as of January [●] 2019, by and among Borrower, the Lenders from time to time party thereto and DELAWARE TRUST COMPANY, as collateral agent (the “Agreement”), I hereby certify that approval for the Additional Loans has been received from each of:

1. a majority of the independent directors of the Board of Directors of Parent Guarantor,

2. [to the extent such individuals are on the Board of Directors of Parent Guarantor at the time of such request, Tony Pearce and Terry Pearce] [and]

3. [if at the time of such request Innohold, LLC owns at least one-third of the common stock, members’ equity or other ownership interest of Borrower not held by funds and accounts managed by Coliseum Capital Management, LLC or its affiliates, Innohold, LLC].

PURPLE INNOVATION, LLC

By:	Date:
Title:

Annex II-1